ANNUAL REPORT
To Shareholders
December 31, 1999

[GRAPHIC CLASPING HANDS OMITTED]

[PILLAR LOGO OMITTED]
The Pillar Funds
Your Investment Foundation

TABLE OF CONTENTS
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS ...................................    1

MANAGER'S DISCUSSION & ANALYSIS ..........................    3

STATEMENT OF NET ASSETS ..................................   22

STATEMENTS OF OPERATIONS ..................................  57

STATEMENTS OF CHANGES IN NET ASSETS ......................   60

FINANCIAL HIGHLIGHTS .....................................   66

NOTES TO FINANCIAL STATEMENTS ............................   72

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS .................  100

NOTICE TO SHAREHOLDERS ...................................  101

                                       NOT
                                      FDIC
                                     INSURED

                                 MAY LOSE VALUE
                                NO BANK GUARANTEE

LETTER TO SHAREHOLDERS                                     [PILLAR LOGO OMITTED]
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                                                                DECEMBER 31,199

[JERVEY PHOTO OMITTED]
HILTON M. JERVEY, CFA
CHIEF INVESTMENT OFFICER
SUMMIT BANK

[NAGLE PHOTO OMITTED]
MARK E.NAGLE
PRESIDENT AND CEO
THE PILLAR FUNDS

A YEAR OF RECORD-BREAKING EQUITY RETURNS
     Perhaps the best word to describe 1999's equity investment performance is "unbelievable." All of the major index averages reached new highs. The S&P 500 Composite Index reported double digit returns for a record-breaking fifth year in row!

SOME OF THE FACTORS BEHIND THE NUMBERS
     But, despite the terrific equity numbers, we saw a few disquieting factors which we are monitoring closely. These include:
     [BULLET] the overwhelming influence that the broadly-defined technology sector has had on the gains we saw in both 1998 and 1999;
     [BULLET] the fact that the median stock in the S&P 500 Index in both of the last two years has declined, highlighting the narrowness of the stock market's advances; and
     [BULLET] the craze to invest in practically any company with a connection to the Internet.
     In addition, the high equity returns witnessed were generated during a rise in interest rates. The higher interest rates led to poor bond performance. In 1999, the ten-year government bond had a total return of minus 7%, composed of 5% from interest and a 12% decline in bond price.

THE LONGEST PERIOD OF ECONOMIC
EXPANSION IN HISTORY
     On the positive side, in February 2000 the current period of economic expansion will become the longest in our history. And, we are pleased to report that there are no signs that the economy will falter. Consumer confidence is at record levels stimulated by rising employment, higher incomes, and modest inflation. The only reason that employment gains are slowing is because there aren't enough potential workers to keep up with demand. But, as both research and development spending and capital spending plans are forecasted to again grow significantly in 2000, productivity should remain at its current pace. Markets for our exports should also improve as growth in much of the rest of the world is expected to accelerate this year. However, despite this good news, the critical element in forecasting the year 2000 is really how the Federal Reserve Board will react to economic events as they unfold in terms of interest rates.

THE FEDERAL RESERVE BOARD'S DILEMMA
     Given the current factors, the Federal Reserve Board members must be in a quandary about the future of interest rates. Every month they see more evidence supporting the claim that today's United States economy is capable of growing at high real rates (compared with several previous decades) while simultaneously sustaining historically lower rates of inflation.
     They also see the abundantly positive impact of these conditions on the labor force. One of the more intriguing sets of data in recent years shows the labor force, defined as the pool of people actively looking for a job, continuing to expand well beyond what demographics would suggest. In other words, there are a lot of people changing their mind and their attitude about whether our society might be able to productively employ them.

SUPPLY-SIDE VERSUS DEMAND-DRIVEN
ECONOMICS
     All of these very positive signals go against the grain of the academic training of the Federal Reserve staff and many of its Board members. For they were taught that as resources become more intensively utilized, the general price level will begin to rise. They believe that the proper response to these conditions is to prevent any acceleration in prices by raising interest rates. Doing so will reduce the pace of demand and bring demand back into balance with supply.

(CONTINUED NEXT PAGE)
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                                                                               1

LETTER TO SHAREHOLDERS
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(CONTINUED)

     In contrast, "supply-side" economics would argue that as resources are used up, those responsible for creating supplies will respond to these conditions by expanding their capacity to produce. Such action would negate any unwanted inflationary consequences. Any observer of the United States economy over the last decade would have to agree that the "supply-side" model comes much closer to describing actual events than does the "demand-driven" view.
     However, the Federal Reserve Board's response to current conditions has satisfied neither camp. Those who subscribe to a demand-driven view of the world believe that the Federal Reserve Board's policy regarding interest rates is still too lenient to prevent future inflation. Supply-siders argue that the recent moves in Federal Reserve Board's policy to raise interest rates are unnecessary because supply is responding so vigorously to demand that there is no danger of inflation and the very positive fallout from higher growth must be preserved.

PILLAR'S VIEW ON INTEREST RATES
     How do we think the Federal Reserve Board will respond to economic conditions in 2000? Although we think that given current conditions interest rate increases are unnecessary, we believe that we will see additional interest rate increases throughout the year. Even though we expect that inflation can remain low on its own, we expect that the Federal Reserve Board members will probably see a need for interest rate increases to prevent a rise in inflation.

BOND MARKET EXPECTATIONS
     With our current strong economy and the property and stock markets reflecting these positive conditions, we may find that tighter monetary policy may have a muted initial impact on real growth. This is particularly true as much of the rest of the industrialized world's growth is picking up. Such conditions suggest that any serious attempt to slow demand will require higher interest rates than we would expect. If this is indeed how Federal Reserve Board's policy unfolds, this year may again be uncomfortable for bond market participants as long rates of 7% and more would not be out of the question.

PILLAR EQUITY VIEW
     Corporate profit growth in 2000 is expected to be slower than in 1999. Cost pressures from increases in raw material prices that cannot be fully passed on to the end user coupled with the expected monetary policy will offset continued strong demand conditions. Our expectation is for a high, single-figure gain for the reported return of the S&P 500 Index.

THE PILLAR INVESTMENT STRATEGY
     We believe that individual risk assessment is key to developing a successful investment strategy for the year 2000 and beyond. Even though the last two years have produced superior returns, we know that we must continue to work hard to balance risk and return.
     We remain committed to our stand that diversification among a variety of investment styles across the risk spectrum serves our investors best. We also have a strong conviction that further diversification through exposure to companies based outside the United States should be a part of most portfolios. This is especially true as foreign businesses accelerate their convergence to United States management practices. To maximize the benefits of diversification we are, as always, steadfastly committed to maintaining the disciplines established for each of our Pillar investment styles. Through true diversification we can help you tailor your risk profile to your portfolio circumstances. We want to help you successfully work toward, and reach, your long term investment goals.

Sincerely,

/s/ Signature omitted
Hilton M. Jervey
Chief Investment Officer
Summit Bank


/s/ Signature omitted
Mark E. Nagle
President and CEO
The Pillar Funds

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2

MANAGER'S DISCUSSION & ANALYSIS                            [PILLAR LOGO OMITTED]
--------------------------------------------------------------------------------
MONEY MARKET FUNDS                                             DECEMBER 31, 1999

[Bullet]  U.S. Treasury Securities Money Market Fund
[Bullet]  Prime Obligation Money Market Fund
[Bullet]  U.S. Treasury Securities Plus Money Market Fund
[Bullet]  Institutional Select Money Market Fund

[TOMO PHOTO OMITTED]

JUDITH C. TOMO
VICE PRESIDENT/PORTFOLIO MANAGER

Judith Tomo began her investment
career in 1984. Ms. Tomo is currently
responsible for the management of all
money market portfolios holding taxable
securities as well as many short-term
investment portfolios. She joined Summit
Bank in 1995 from Signet Bank, where
Ms. Tomo managed short-term portfolios
and traded money market instruments.
Ms. Tomo received her bachelor of arts degree in business administration from Rutgers University.

  The Pillar Money Market Funds experienced tremendous growth in 1999. During most of the year, the average weighted maturity of each of the Funds was either neutral or shorter than its respective index. This strategy allowed the Funds to take advantage of increasing interest rates.
  Three interest rate increases totaling 75 basis points helped boost yields during the second half of the year. Y2K uncertainties, normal year-end activities, and a continued belief in higher interest rates for 2000 led yields even higher during the month of December.
  In 2000, we expect the Federal Reserve Bank to continue to raise interest rates. The Funds are structured to take advantage of any further rise in interest rates.

[Bullet] TAX-EXEMPT MONEY MARKET FUND

[PALMER PHOTO OMITTED]

CHARLENE PALMER
VICE PRESIDENT/PORTFOLIO MANAGER

Charlene Palmer began her investment
career in 1977 and has been with
summit bank since 1981. Ms. Palmer
has the additional responsibility of
managing the New Jersey municipal
securities fund in the Pillar Funds
mutual fund complex. She has recently
taken on the management of the
Pennsylvania Municipal Securities Fund.
Ms. Palmer received her bachelor's degree from Exeter University, England, and has participated in post-graduate courses at New York University and the New York Institute of Finance.


     Throughout most of 1999, the Fund maintained a moderately longer average maturity than the IBC Tax Free Money Market Funds Index. This enabled us to produce a slightly higher current return. As of year end, one-year return for the Pillar Tax-Exempt Money Market Fund's Class I Shares was 2.70% versus 2.69% for the IBC Tax Free Money Market Funds Index.
     As we entered 1999, investor demand for short-term investments exceeded supply. This caused a decline in yields on select 30-day investment vehicles from 2.85% to 2.70%. But, as the year progressed, demand wavered and yields began to rise.
     In December prices came down as Y2K fears intensified. Given a strong economy, yields rose approximately 25 basis points for those investments having maturities of 6 to 18 months. As cash outflows climbed, giving rise to liquidity concerns, yields on daily variable rate issues climbed to 5% plus.
     Going forward, it is likely that the Federal Reserve Bank will try to slow economic growth by raising interest rates. We intend to position the Fund accordingly.

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                                                                               3

MANAGER'S DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------
FIXED INCOME FUNDS

[Bullet] FIXED INCOME FUNDS

[MARKOVICH PHOTO OMITTED]

JOSEPH MARKOVICH
SENIOR VICE PRESIDENT/REGIONAL
MANAGER, CENTRAL REGION

Joseph Markovich has been with Summit
Bank for more than a decade.

Mr. Markovich received both his
bachelor of science degree in business
administration and an MBA in finance from Seton Hall University. He is affiliated with the New York Society of Security
Analysts and the Association For Investment
Management and Research.

     Exceptionally challenging is probably the most appropriate way of describing the bond market over the course of 1999. A variety of circumstances and events converged to make this past year the second worst of the decade in terms of fixed income investment performance. As is typically the case, the seeds of the 1999 bear market were sown prior to the beginning of the year. The second half of 1998 was dominated by a potentially devastating worldwide financial crisis. Asia was in a severe recession, Russia defaulted on its government debt, South American economies were extremely unstable and hedge funds were facing a liquidity squeeze. This resulted in a so-called "flight to quality", a 75 basis point reduction in the Fed Funds rate and plummeting commodity prices, all of which were extremely positive for inflation, interest rates and bond prices. By year-end 1998, the thirty year Treasury Bond was trading at the 5.1% yield level.
     Heading into 1999, the prevailing thought was that the recovery from these economic ills would be quite gradual. This led us to anticipate an environment where yields would be flat or down from the then current levels. Surprisingly, the various foreign economies recovered or stabilized at a much faster pace and, together with very strong domestic growth, put upward pressure on commodity prices. This heightened the Federal Reserve Bank's inflationary fears and they raised the Fed Funds rate by 75 basis points over the course of the year. All of these factors were very negative for bonds with the yield on the long Treasury rising to 6.5% by year end, equivalent to a decline of 15% in price for the 1999 calendar year. Shorter maturities were impacted less but still experienced price erosion and, in most cases, a negative total return. Another factor which added to the difficulties of the past year was a somewhat

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4
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                                                           [PILLAR LOGO OMITTED]
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                                                                DECEMBER 31,1999

unexpected spike in the spreads (yield premium relative to Treasuries) of corporate, agency and mortgage issues which put additional downward pressure on these bonds. For example, the spread on some Government agency issues more than doubled from normal levels by late summer before moderating in the fourth quarter.
     The performance of the Pillar Fixed Income Fund Institutional shares reflected the above environment, finishing the year with a negative 1.71% total return. These results fell behind the return of Lehman Intermediate Government / Corporate Index of 0.39%, but were ahead of the Lipper A Rated Fixed Income Fund average which fell 2%. Most of the damage was done in the first half of the year when the Fund was positioned with a longer average life than the index, in anticipation of slower worldwide economic growth and moderate inflation. As the year progressed, it became obvious that the economy would continue its fast growth pace. We also felt that the Federal Reserve Bank would be focused on the low level of unemployment as a precursor of inflation rather than actual inflation trends, which remained tame by historical measures. The average life of the Fund was then reduced from 6.5 years to the current 4.8 years. Since preservation of capital is a primary objective of the Fund, its credit quality remains high with an AA average quality rating. The Fund also remains highly diversified in terms of sector exposure which enhances its defensive characteristics with respect to credit exposure, spread volatility and income production. Overall, we are confident that the Fixed Income Fund is well positioned as we begin the year 2000. A more defensive structure should help insulate the Fund against potential Federal Reserve Bank rate increases while it continues to offer attractive income for shareholders.

[GRAPH OMITTED]
[PLOT POINTS FOLLOW]

                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT

              PILLAR                   PILLAR                LEHMAN INTERMEDIATE
         FIXED INCOME FUND        FIXED INCOME FUND         GOVERNMENT/CORPORATE
             (CLASS I)                (CLASS A)                     INDEX
4/30/92       10,000                     9,575                     10,000
12/92         10,867                    10,390                     10,721
12/93         12,069                    11,509                     11,663
12/94         11,386                    10,830                     11,438
12/95         13,408                    12,710                     13,189
12/96         13,802                    13,050                     13,724
12/97         14,876                    14,017                     14,804
12/98         16,036                    15,074                     16,051
12/99         15,762                    14,777                     16,113

                           INVESTMENT GROWTH ANALYSIS
    ------------------------------------------------------------------------
                                 Average Annual Total Return1
    ------------------------------------------------------------------------
                          1 Year   3 Year        5 Year    Since Inception
    ------------------------------------------------------------------------
     CLASS I               -1.71%   4.52%         6.72%       6.04%
    ------------------------------------------------------------------------
     CLASS A               -1.97%   4.23%         6.41%       5.76%
    ------------------------------------------------------------------------
     CLASS A*
        (with load)        -6.17%   2.74%         5.49%       5.17%
    ------------------------------------------------------------------------
     CLASS B               -2.57%    N/A           N/A        3.79%
    ------------------------------------------------------------------------
     CLASS B**
        (with load)        -7.70%    N/A           N/A        2.38%
    ------------------------------------------------------------------------
     * Return figures reflect the impact of the maximum 4.25% sales charge.

     **Return figures reflect the impact of paying the maximum contingent deferred sales charge (CDSC) as disclosed in the prospectus.

     1 For the period ended December 31, 1999. Past performance of the period is not predictive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Fixed Income Fund Class I and Class A shares commenced operations on April 1, 1992 and Class B shares commenced operations on May 16, 1997.

MANAGER'S DISCUSSION & ANALYSIS

HIGH YIELD BOND FUND

  The high yield market significantly outperformed the higher quality segment of the fixed income market in 1999. In general, spreads narrowed as investors' confidence in the soundness of economic fundamentals improved. The Pillar High Yield Bond Fund benefited from these developments, generating a positive total return (before consideration of any sales loads) for the year as compared with negative returns for most fixed income portfolios. The manager's choice of holdings also provided a positive component to return. The gaming and cable sectors were among those contributing favorably to the Fund's results.

                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
[GRAPH OMITTED]
[PLOT POINTS FOLLOW]

                     Pillar High Yield              Pillar High Yield              Pillar High Yield         C.S. First Boston
                          Bond Fund                      Bond Fund                      Bond Fund                 High Yield
                     (Synthetic Class I)            (Synthetic Class A)            (Synthetic Class B)           Bond Index

     1/31/95                10,000                          9,575                          10,000                       10,000
     12/95                  11,577                         11,085                          11,577                       11,617
     12/96                  13,225                         12,663                          13,225                       13,059
     12/97                  15,039                         14,399                          15,039                       14,709
     12/98                  15,093                         14,434                          15,051                       14,794
     12/99                  15,472                         14,762                          15,068                       15,284

                           INVESTMENT GROWTH ANALYSIS
---------------------------------------------------------------------------------------------------
                          Average Annual Total Return1
---------------------------------------------------------------------------------------------------
                                    1 Year                    3 Year                Since Inception
---------------------------------------------------------------------------------------------------
     CLASS I                         2.51%                     5.37%                      9.15%
---------------------------------------------------------------------------------------------------
     CLASS A                         2.27%                     5.24%                      9.07%
---------------------------------------------------------------------------------------------------
     CLASS A* (with load)           -2.05%                     3.74%                      8.12%
---------------------------------------------------------------------------------------------------
     CLASS B                         1.44%                     4.90%                      8.86%
---------------------------------------------------------------------------------------------------
     CLASS B** (with load)          -3.76%                     3.80%                      8.57%
---------------------------------------------------------------------------------------------------

    *  Return figures reflect the impact of the maximum 4.25% sales charge.
    ** Return figures reflect the impact of paying the maximum contingent deferred sales charge (CDSC) as disclosed in the prospectus.

     1 For the period ended December 31, 1999. Past performance of the period is not predictive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. High Yield
       Bond Fund  Class I,  Class A and Class B shares  commenced  operations
       on January  11,  1995.  The   information  set  forth   represents
       portfolio information  relating to the SEI  Institutional  Managed  Trust
       (SIMT) High Yield Bond Portfolio Class A, which began operation on
       January 11,1995. The Pillar  High  Yield  Bond  Fund,  a new  series of
       Pillar Funds that began investment  operations on September 10, 1998 for
       Class A and Class B and on September 22, 1998 for Class I, invests substantially all its assets in the SIMT High Yield Bond  Portfolio, and can be expected to have a performance record that closely resembles that of the SIMT High Yield Bond  Portfolio. The performance  information contained herein has been adjusted to reflect the actual fees and expenses of the Pillar High Yield Bond Fund, whose fees and expenses  are higher than those of the SIMT High Yield Bond  Portfolio.This is not an advertisement,  an  offer to sell,  nor a  solicitation  of offers to purchase the SIMT High Yield Bond Portfolio.


                                                                  (Pillar Logo)
                                                              [GRAPHIC OMITTED]
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                                                             December 31,1999

FIXED INCOME FUNDS (CONTINUED)
     [Bullet]  New Jersey Municipal Securities Fund
[PHOTO OMITTED]
CHARLENE PALMER
VICE PRESIDENT/PORTFOLIO MANAGER

Charlene Palmer began her investment career in 1977 and has been with Summit Bank since 1981. Ms. Palmer has the additional responsibility of managing the Tax-Exempt Money Market Fund in The Pillar Funds mutual fund complex. She has recently taken on the management of the Pennsylvania Municipal Securities Fund.

Ms. Palmer received her bachelor's degree from Exeter University, England, and has participated in post-graduate courses at New York University and the New York Institute of Finance.

  Specialty state status, the desirability of a state and its issuers, not only to residents, but to general market participants, coupled with the high quality of the overall portfolio, hampered the Fund's performance with respect to the Lehman Brothers 5-year General Obligation Bond Index in 1999. However, the Fund ended the year in the top 20% (4 of 59) of the New Jersey Municipal
  Debt Funds Average monitored by Lipper Analytics.
The year saw increased volatility in bond prices against a backdrop of strong economic growth and low unemployment. Prices declined 10 out of 12 months and as of year end, yields on AAA rated issues maturing in 10, 15, and 20 years were 5.10%, 5.55%, and 5.85%, respectively.
  Individuals remained the primary investors in municipal bonds followed by non-financial entities. While yields on taxable issues rose more dramatically, municipals continued to trade at historically high percentages. New Jersey continued to enjoy "super specialty" state status. However, its health care sector suffered to a greater extent than did the general market. This was due to changes in state regulations affecting hospital reimbursement programs blocking the build up of healthy cash positions necessary in a competitive environment. The New Jersey Transit Corp, a new issuer, received a warm reception by investors anxious for a "new" name to add to portfolios.
  New issuance tumbled 21.1% in 1999 from 1998. The drop in new issuance was almost entirely attributable to a decline in refunding activity. The trend was particularly notable in December as underwriters and issuers rearranged their calendars because of Y2K-related concerns.
  We anticipate new issue volume to be flat for 2000. Overall, we expect a difficult environment for bond investors over the next several months given the Federal Open Market Committee's bias toward raising interest rates. As a result, we have taken a more defensive posture in the fund.

[GRAPH OMITTED]
[PLOT POINTS FOLLOW]

                                  COMPARISON OF CHANGE IN VALUE
                                      OF A $10,000 INVESTMENT

                  Pillar New Jersey            Pillar New Jersey Municipal            Lehman 7-Year            Lehman 5-Year General
                 Municipal Securities               Securities Fund                Municipal Bond Index        Obligation Bond Index
                     Fund (Class I)                     (Class A)
     5/31/92             10,000                           9,700                          10,000                          10,000
     12/92               10,505                          10,176                          10,610                          10,557
     12/93               11,605                          11,203                          11,716                          11,460
     12/94               11,127                          10,716                          11,392                          11,302
     12/95               12,637                          12,141                          13,006                          12,615
     12/96               13,069                          12,515                          13,576                          13,198
     12/97               13,953                          13,305                          14,620                          14,053
     12/98               14,621                          13,895                          15,530                          14,875
     12/99               14,387                          13,635                          15,509                          14,982

                                                  INVESTMENT GROWTH ANALYSIS
----------------------------------------------------------------------------------------------------------------------------------
                                                  Average Annual Total Return1
----------------------------------------------------------------------------------------------------------------------------------
                          1 Year                        3 Year                         5 Year                      Since Inception
----------------------------------------------------------------------------------------------------------------------------------
     CLASS I             -1.60%                         3.26%                          5.28%                          4.97%
----------------------------------------------------------------------------------------------------------------------------------
     CLASS A             -1.87%                         2.90%                          4.94%                          4.61%
----------------------------------------------------------------------------------------------------------------------------------
     CLASS A*
         (with load)     -4.84%                         1.86%                          4.29%                          4.19%
----------------------------------------------------------------------------------------------------------------------------------
      *Return figures reflect the impact of the maximum 3.00% sales charge.

      1For the period ended December 31, 1999. Past performance of the period is not predictive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Investment performance and resulting ranking reflect voluntary fee waivers in effect. In the absence of such fee waivers, total return would be reduced. New Jersey Municipal Securities Fund Class I and Class A shares commenced operations on May 4, 1992.

MANAGER'S DISCUSSION & ANALYSIS
-------------------------------------------------------------------------------
FIXED INCOME FUNDS (CONTINUED)

[Bullet] INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND
[PHOTO OMITTED]
SARAH KRIEGER
VICE PRESIDENT/PORTFOLIO MANAGER

Sarah Krieger began her career in Trust Investments in 1983. Ms. Krieger joined Summit Bank in 1997 after an extensive background in fixed income trading and sales.

Ms. Krieger earned a bachelor of arts degree from Bucknell University and an MBA in finance from Fordham University. She is affiliated with the New York Society of Security Analysts and the Association for Investment Management and Research.

  For the year, the Intermediate-Term Government Securities Fund was invested to provide current income while preserving principal and maintaining a high degree of liquidity. The Fund's Class I Shares had a negative total return of
 .83% and a duration of 3.3 years for 1999.
  Throughout 1999, the U.S. economy remained strong with controlled inflation causing uncertainty for the fixed-income market. The first six months ended with the Federal Reserve Open Market Committee (FOMC) increasing the Federal Funds rate by 25 basis points from 4.75% to 5.00%.
  In July and August, volatility dominated the bond market as yields rose prior to the release of inflation statistics and then declined as the statistics failed to reveal any serious inflation threats. At the end of August, the FOMC raised the Fed Funds rate another 25 basis points to 5.25%. For the remainder of 1999 the bond market continued to be under pressure as rates were expected to rise further. In October, the FOMC made their final increase for the year of 25 basis points, raising the Fed Funds rate to 5.25%. In total, the 75 basis point increase in the Fed Funds rate reversed the 1998 reductions.
  Looking ahead, we anticipate slightly higher rates due to continued strong economic growth and low unemployment as the FOMC continues to believe it must act to keep inflation in check. The FOMC will likely make a move in the first half of the year. The Fund will likely continue to keep a short-to-intermediate duration for the immediate future and seek higher current income.

 [GRAPH OMITTED]
 [PLOT POINTS FOLLOW]



                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT

               Pillar Intermediate-Term               Pillar Intermediate-Term               Lehman Intermediate
                Government Securities                  Government Securities                 Government/Corporate
                       (Class I)                              (Class A)                            Bond Index

     4/30/92           10,000                                 9,600                                 10,000
     12/92             10,540                                10,112                                 10,721
     12/93             11,417                                10,915                                 11,663
     12/94             10,863                                10,360                                 11,438
     12/95             12,493                                11,884                                 13,189
     12/96             12,900                                12,241                                 13,724
     12/97             13,798                                13,049                                 14,804
     12/98             14,708                                13,893                                 16,051
     12/99             14,586                                13,729                                 16,113

                                                 INVESTMENT GROWTH ANALYSIS
    ----------------------------------------------------------------------------------------------------------------------------
                                                 Average Annual Total Return1
    ----------------------------------------------------------------------------------------------------------------------------
                          1 Year                          3 Year                          5 Year                 Since Inception
    ----------------------------------------------------------------------------------------------------------------------------
     CLASS I              -0.83%                          4.18%                           6.07%                      5.06%
    ----------------------------------------------------------------------------------------------------------------------------
     CLASS A              -1.18%                          3.90%                           5.79%                      4.79%
    ----------------------------------------------------------------------------------------------------------------------------
     CLASS A*
       (with load)        -5.11%                          2.50%                           4.92%                      4.24%
    ----------------------------------------------------------------------------------------------------------------------------
      *Return figures reflect the impact of the maximum 4.00% sales charge.

      1For the period ended December 31, 1999. Past performance of the period is not predictive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
       Intermediate-Term Government Securities Fund Class I and Class A shares commenced operations on April 2, 1992.

     8s

                                                           (Pillar Logo omitted)
 -------------------------------------------------------------------------------
                                                               December 31,1999

[Bullet]  PENNSYLVANIA MUNICIPAL SECURITIES FUND
[PHOTO OMITTED]
CHARLENE PALMER
VICE PRESIDENT/PORTFOLIO MANAGER

Charlene Palmer began her investment career in 1977 and has been with Summit Bank since 1981. Ms. Palmer has the additional responsibility of managing both the Tax-Exempt Money Market and New Jersey Municipal Securities Funds in The Pillar Funds mutual fund complex.

Ms. Palmer received her bachelor's degree from Exeter University, England, and has participated in post-graduate courses at New York University and the New York Institute of Finance.

  Rising interest rates throughout most of 1999 caused difficulties for municipal issues. Increased volatility provided several buying opportunities for long-term investors particularly in light of favorable inflation statistics. However, the Fund's longer average weighted maturity structure hindered its performance.
  Pennsylvania saw yields on its health care issues rise as fundamentals for this sector deteriorated. We expect interest rates to rise over the near term. As a result, we have begun to shorten maturities and increase cash positions in the Fund.
                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT

[GRAPH OMITTED]
[PLOT POINTS FOLLOW]

               Pillar Pennsylvania Municipal                  Pillar Pennsylvania Municipal             Lehman 5-Year Municipal
                  Securities Fund (Class I)                      Securities Fund (Class A)                    Bond Index

     5/31/93                10,000                                        9,700                                  10,000
     12/93                  10,417                                       10,101                                  10,501
     12/94                  10,149                                        9,815                                  10,338
     12/95                  11,319                                       10,910                                  11,541
     12/96                  11,759                                       11,318                                  12,030
     12/97                  12,603                                       12,068                                  12,798
     12/98                  13,213                                       12,621                                  13,547
     12/99                  12,282                                       11,697                                  13,647

                           INVESTMENT GROWTH ANALYSIS
  ----------------------------------------------------------------------------------------------------------------------------
                        Average Annual Total Return1
  ----------------------------------------------------------------------------------------------------------------------------
                              1 Year                         3 Year                       5 Year              Since Inception
  ----------------------------------------------------------------------------------------------------------------------------
     CLASS I                  -7.05%                         1.46%                        3.89%                     3.10%
  ----------------------------------------------------------------------------------------------------------------------------
     CLASS A                  -7.32%                         1.11%                        3.57%                     2.83%
  ----------------------------------------------------------------------------------------------------------------------------
     CLASS A*
      (with load)            -10.13%                         0.10%                        2.93%                     2.36%
----------------------------------------------------------------------------------------------------------------------------
      *Return figures reflect the impact of the maximum 3.00% sales charge.

      1For the period ended December 31, 1999. Past performance of the period is not predictive of future performance. The investment return and principal value of an investment  will  fluctuate,  so an investor's  shares,  when
       redeemed,   may  be  worth  more  or  less  than  their   original  cost.
       Pennsylvania  Municipal  Securities  Fund  Class  I and  Class  A  shares commenced operations on May 3, 1993 and May 13, 1993, respectively.


MANAGER'S DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------
EQUITY FUNDS

[Bullet]  EQUITY GROWTH FUND
[PHOTO OMITTED]
GLEN C. CORBITT
VICE PRESIDENT/PORTFOLIO MANAGER

Glen Corbitt has been with Summit Bank since 1995 and with the Investment Management Division for the past three years. Prior to joining Summit, Mr. Corbitt served as an accountant for Rockefeller Financial Services.

Mr. Corbitt received a bachelor of arts degree from Providence College and an MBA from New York University. He spent five years as an officer in the United States Army. He is a member of the New York Society of Security Analysts and is currently a Chartered Financial Analyst Level 3 candidate.

[PHOTO OMITTED]
GREGORY S. HUNING,
CHARTERED FINANCIAL ANALYST
SENIOR VICE PRESIDENT/REGIONAL MANAGER, COASTAL AND
SOUTHERN REGIONS

Greg Huning has been with Summit Bank since 1995. He began his investment career in 1970 serving in several analytical and portfolio management positions, including senior equity portfolio manager for the Robert Wood Johnson Foundation prior to joining Summit.

Mr. Huning earned a bachelor of arts degree from Hiram College, a master of science in business administration from Bucknell University, and earned his certification as a Chartered Financial Analyst in 1976. He is a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

  For the full year 1999, the Pillar Growth Fund's Class I Shares rose an impressive 49.62%, compared with the S&P 500 Composite Index which rose 21.04% and the Lipper Large Cap Growth Index which was up 34.82%. During the fourth quarter, the Fund produced a gain of 34.73% compared with 14.93% for the S&P 500 Composite Index and 25.54% for the Lipper Large Cap Growth Index.
  Investments in the technology, telecommunications, internet, and biotechnology sectors produced strong results for the Fund. These sectors generated high levels of revenue growth, often as a result of innovative new product or service introductions. Due to careful stock selection and industry emphasis, the Fund has a powerful growth profile, particularly relative to the benchmark S&P 500 Composite Index.
  Furthermore, the Fund reflects its large capitalization character with average company annual revenues of $19.4 billion and an average market capitalization of $151 billion. These characteristics reflect the Fund's objective of seeking long-term growth of capital through investment in well-established companies with above average long-term growth potential. Typically, these companies are among the leaders in their respective market niche and possess both experienced management and strong balance sheets.
  During 1999, the economy grew at an above average non-inflationary pace.
With unemployment low, the Federal Reserve Bank felt it necessary to raise interest rates in an effort to preempt both inflation

                                                           (Pillar Logo omitted)
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 1999

and excessive speculation in the financial markets. Many sectors of the stock market have experienced poor stock performance attributable to investor concern about the potential revenue and earnings slowdowns which could result from Federal Reserve Bank tightening of monetary policy and interest rate increases. Those companies and sectors which over the course of the year prove to be the least affected by these macro policies, as well as potential legislative road blocks, will likely prove to be the superior stock market performers.
  As we enter 2000, many economic and financial market forecasters, including our own organization, anticipate several more increases in interest rates in an effort to slow economic activity to a more sustainable pace. Our research efforts are focused on a stock by stock basis seeking to uncover those companies which possess solid business fundamentals such as new product introductions, unique manufacturing capabilities, or innovative distribution techniques that offer the potential for growth in spite of such macro forces.
In addition, our analysts and portfolio managers thoroughly evaluate both the absolute and relative valuation attributes of each Fund holding, as well as potential additions. Through this disciplined process we strive to sustain both the characteristics of the Fund and its return potential.



                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
[GRAPH OMITTED]
[PLOT POINTS FOLLOW]


               Pillar Equity Growth Fund                  Pillar Equity Growth Fund               S&P 500 Composite Index
                        (Class I)                                  (Class A)
     1/97                 10,000                                         9,450                                10,000
     12/97                11,290                                        10,664                                12,550
     12/98                14,882                                        13,397                                16,139
     12/99                22,266                                        20,782                                19,535

                                    INVESTMENT GROWTH ANALYSIS
-------------------------------------------------------------------------------
                                   Average Annual Total Return1
-------------------------------------------------------------------------------
                                         1 Year                Since Inception
-------------------------------------------------------------------------------
     CLASS I                             49.62%                    31.59%
-------------------------------------------------------------------------------
     CLASS A                             49.12%                    31.05%
-------------------------------------------------------------------------------
     CLASS A* (with load)                40.92%                    28.54%
-------------------------------------------------------------------------------
     CLASS B                             47.97%                    32.47%
-------------------------------------------------------------------------------
     CLASS B** (with load)               42.47%                    31.49%
-------------------------------------------------------------------------------
* Return figures reflect the impact of the maximum 5.50% sales charge.

**Return figures reflect the impact of paying the maximum contingent deferred sales charge (CDSC) as disclosed in the prospectus.

 1For the period ended December 31, 1999. Past performance of the period is not predictive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Equity
  Growth Fund Class I and Class A shares  commenced  operations on February
  3, 1997 and Class B shares commenced operations on May 21, 1997.


MANAGER'S DISCUSSION & ANALYSIS
-------------------------------------------------------------------------------
EQUITY FUNDS (CONTINUED)

[Bullet] EQUITY VALUE FUND
[PHOTO OMITTED]

FERNANDO GARIP
SENIOR VICE PRESIDENT/REGIONAL
MANAGER, NORTHERN REGION

Fernando Garip has been
with Summit Bank since 1982.

Mr. Garip earned a bachelor of arts degree from Villanova University and pursued post graduate courses sponsored by the Financial Analysts Federation and the New York Institute of Finance. He is a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

  Shareholders in the Pillar Equity Value Fund's Class I Shares realized another double digit increase in 1999 with a total return of 14.12%. While this was below the various benchmarks, including the S&P 500 Composite Index, the return was achieved without compromising the Fund's long-term strategy and disposition regarding diversification and reasonable valuation. In fact, pure value funds on average returned roughly 7.5% during 1999 reflecting the poor performance of the broader market and relative underperformance of major market sectors such as financial services and pharmaceuticals.
  Overall, the final year of the century saw the equity markets reach new highs as measured by all of the major indexes. The popular Dow Jones Industrial Average rose about 25% and the broader S&P 500 Composite Index increased about 21%. The returns reflect changes in the compositions of both indexes which now contain more growth-oriented companies. (Roughly 30% of the S&P 500 Index is now comprised of technology companies, up from about 20% at the beginning of 1999).
  However, the most spectacular returns were reported by the NASDAQ Index, which posted a history-making gain of about 85% for 1999. This marked the highest one-year return ever for any U.S. market. Unfortunately, virtually all of the advance in both the S&P 500 Composite Index and the NASDAQ was the result of just a handful of technology companies, many of which closed the year trading at what may be unsustainably high earnings multiples. Market width became increasingly narrow

                                                           (Pillar Logo omitted)
--------------------------------------------------------------------------------
                                                               December 31,1999

with the advance, much of which occurred during the fourth quarter. In fact, about 15% of the S&P 500 Composite Index's 21% return for 1999 occurred during the final three months of the year!
     On the economic front, 1999 saw the U.S. economy grow its GDP at roughly 5% for the year, much faster than many had predicted. The year also saw a significant rebound in foreign stock markets, including the major markets in Europe and Japan, following rosier outlooks for those economies. As a result, while domestic inflation remained tame, interest rates in the U.S. rose to levels not seen in over two years with the benchmark 30-year treasury bond yielding about 6.5% on December 31st and Fed controlled short rates rising .75% after three rate increases by the Central Bank.
     Looking ahead, indications are that the Federal Reserve Bank will continue to increase the level of short-term interest rates later this year until it is satisfied that the broader economy is slowing to what it believes is a more sustainable, noninflationary pace. We believe that shareholders of the Pillar Equity Value Fund can continue to feel confident that they are invested in a solid portfolio comprised of leading companies, including technology issues, with good earnings prospects at reasonable prices. As overall market valuations have continued to rise coincidentally with rising interest rates, risk levels are increasing, especially where fundamentals are weakest. Thus, we feel participants will be well served during calendar 2000 by keeping their assets invested where history suggests they will receive the highest risk-adjusted, long-term rate of return.

                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT

[GRAPH OMITTED]
[PLOT POINTS FOLLOW]

              Pillar Equity Value Fund (Class I)           Pillar Equity Value Fund (Class A)              S&P 500 Composite Index
4/30/92                       10,000                                        9,450                                   10,000
12/92                         10,668                                       10,071                                   10,726
12/93                         11,321                                       10,660                                   11,802
12/94                         10,686                                       10,039                                   11,957
12/95                         14,608                                       13,689                                   16,446
12/96                         17,777                                       16,584                                   20,218
12/97                         22,347                                       20,814                                   26,961
12/98                         28,510                                       26,472                                   34,672
12/99                         32,536                                       30,117                                   41,967

                           INVESTMENT GROWTH ANALYSIS
---------------------------------------------------------------------------------------------------------------------------------
                          Average Annual Total Return1
---------------------------------------------------------------------------------------------------------------------------------
                               1 Year                     3 Year                       5 Year                    Since Inception
---------------------------------------------------------------------------------------------------------------------------------
     CLASS I                   14.12%                     22.32%                      24.95%                          16.60%
---------------------------------------------------------------------------------------------------------------------------------
     CLASS A                   13.77%                     22.00%                      24.57%                          16.29%
---------------------------------------------------------------------------------------------------------------------------------
     CLASS A*
          (with load)          7.49%                      19.71%                      23.18%                          15.44%
---------------------------------------------------------------------------------------------------------------------------------
     CLASS B                   12.95%                       N/A                         N/A                             19.56%
---------------------------------------------------------------------------------------------------------------------------------
     CLASS B**
          (with load)          7.45%                        N/A                         N/A                           18.42%
---------------------------------------------------------------------------------------------------------------------------------

     * Return figures reflect the impact of the maximum 5.50% sales charge.

     **Return figures reflect the impact of paying the maximum contingent deferred sales charge (CDSC) as disclosed in the prospectus.

      1For the period ended December 31, 1999. Past performance of the period is not predictive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Equity
       Value Fund Class I and Class A shares  commenced  operations  on April 1,
       1992 and Class B shares commenced operations on May 12, 1997.

MANAGER'S DISCUSSION & ANALYSIS
-------------------------------------------------------------------------------
EQUITY FUNDS (CONTINUED)
[Bullet]  EQUITY INCOME FUND
[PHOTO OMITTED]
RICHARD CARO
VICE PRESIDENT / PORTFOLIO MANAGER

Richard Caro began his investment career in 1969. Prior to joining Summit Bank in 1993, he was associated with several leading investment counseling firms in New York City.

Mr. Caro  received his bachelor of science  degree from Syracuse
University and his law degree and master of law degree from New York University.

     Overall, 1999 was another banner year for the equity markets. The S&P 500 Composite Index rose about 21.04% and the NASDAQ composite rose an astounding 85%. But a very narrow slice of the market actually reported this outstanding performance. In fact, more stocks declined in price than appreciated. This continued a trend started in 1998 when technology and internet stocks began their meteoric rise. Traditional "value" stocks and valuation techniques didn't seem to work. The number of companies reporting dividend increases continued to drop as investors were more interested in capital appreciation. Since dividend income is an important criterion for the stocks that the Fund purchases, this made for a difficult year for the Fund.
     Looking at the economy, 1999 saw the U.S. continue on its way to a record-breaking economic expansion. It is estimated that GDP growth was near 5%, led by record low unemployment which fueled consumer spending. Capital spending continued to be strong. The surprise factor has been the restraint in the inflation indicators. The broadest measure of prices advanced at about 1% and the core Consumer Price Index rose at less than 2%. Wage costs were remarkably stable. In spite of all of this, interest rates began to rise and the Federal Reserve Bank took back the 75 basis points of cuts that it made last year in response to the Asian currency crisis.
     In spite of the difficulties we saw in 1999, we will continue to stay with our traditional valuation parameters in 2000. The Fed has signaled that it remains concerned about the economy growing too fast and we expect it will raise rates again early in the year. Higher world-wide growth and rising interest rates may signal a broadening of the market to include more cyclical shares and this could benefit sectors of the economy where your Fund has put its emphasis.

                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
[GRAPH OMITTED]
[PLOT POINTS FOLLOW]


                Pillar Equity Income Fund (Class I)          Pillar Equity Income Fund (Class A)         S&P 500 Composite Index
     4/30/92                      10,000                                      9,450                                  10,000
     12/92                        10,662                                     10,056                                  10,726
     12/93                        11,757                                     11,055                                  11,802
     12/94                        11,238                                     10,551                                  11,957
     12/95                        15,233                                     14,266                                  16,446
     12/96                        18,434                                     17,219                                  20,218
     12/97                        23,049                                     21,469                                  26,961
     12/98                        25,682                                     23,856                                  34,672
     12/99                        27,164                                     25,168                                  41,967

                           INVESTMENT GROWTH ANALYSIS
-----------------------------------------------------------------------------------------------------------------------------------
                          Average Annual Total Return1
-----------------------------------------------------------------------------------------------------------------------------------
                        1 Year                            3 Year                       5 Year                      Since Inception
-----------------------------------------------------------------------------------------------------------------------------------
     CLASS I             5.77%                            13.80%                       19.31%                      14.15%
-----------------------------------------------------------------------------------------------------------------------------------
     CLASS A             5.50%                            13.49%                       18.99%                      13.86%
-----------------------------------------------------------------------------------------------------------------------------------
     CLASS A*
        (with load)     -0.33%                            11.36%                       17.65%                      13.03%
-----------------------------------------------------------------------------------------------------------------------------------
     CLASS B             4.72%                              N/A                          N/A                       11.27%
-----------------------------------------------------------------------------------------------------------------------------------
     CLASS B**
          (with load)   -0.78%                              N/A                          N/A                       9.99%
-----------------------------------------------------------------------------------------------------------------------------------
     * Return figures reflect the impact of the maximum 5.50% sales charge.

     **Return figures reflect the impact of paying the maximum contingent deferred sales charge (CDSC) as disclosed in the prospectus

      1For the period ended December 31, 1999. Past performance of the period is not predictive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Equity
       Income Fund Class I and Class A shares  commenced  operations on April 1,
       1992 and Class B shares commenced operations on May 8, 1997.

                                                           (Pillar Logo omitted)
 -------------------------------------------------------------------------------
                                                               December 31,1999

 [Bullet]  EQUITY INDEX FUND

     For the fifth year in a row, investment returns for the S&P 500 Composite Index were strongly positive, an unprecedented performance by this index. The Pillar Equity Index Fund's Class I Shares participated in this advance returning 19.73%. The Fund's net assets as of year end were $31 million.
     Shareholders should be aware that sector performance within the S&P 500 Composite Index has changed the composition of the Index quite significantly over the last several years. The most important shift has been the weight of the technology sector, which is over 28% of the total today. At the same time, the weights of the raw materials sectors, including energy, and much of traditional manufacturing have declined in influence. The result of these changes is probably going to mean slightly faster growth in underlying earnings for the S&P 500 Composite Index but some increase in volatility as well.

                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
[GRAPH OMITTED]
[PLOT POINTS FOLLOW]



               Pillar Equity Index Fund       Pillar Equity Index Fund       Pillar Equity Index Fund            S&P 500 Composite
                  (Synthetic Class I)            (Synthetic Class A)            (Synthetic Class B)                     Index
     12/31/89              10,000                         9,450                        10,000                             10,000
     12/90                  9,630                         9,100                         9,630                              9,690
     12/91                 12,442                        11,758                        12,442                             12,642
     12/92                 13,282                        12,551                        13,282                             13,604
     12/93                 14,504                        13,706                        14,504                             14,969
     12/94                 14,562                        13,761                        14,562                             15,165
     12/95                 19,884                        18,790                        19,884                             20,859
     12/96                 24,239                        22,906                        24,239                             25,644
     12/97                 32,065                        30,302                        32,065                             34,196
     12/98                 39,280                        36,868                        39,043                             43,976
     12/99                 47,030                        43,973                        46,266                             53,228

                                             INVESTMENT GROWTH ANALYSIS
-----------------------------------------------------------------------------------------------------------------------------------
                                            Average Annual Total Return1
-----------------------------------------------------------------------------------------------------------------------------------
                                   1 Year                 3 Year            5 Year                10 Year        Since Inception
-----------------------------------------------------------------------------------------------------------------------------------
     CLASS I                        19.73%                24.73%             26.43%                16.75%                  16.94%
-----------------------------------------------------------------------------------------------------------------------------------
     CLASS A                        19.27%                24.29%             26.16%                16.62%                  16.85%
-----------------------------------------------------------------------------------------------------------------------------------
     CLASS A* (with load)           12.75%                21.94%             24.71%                15.96%                  16.40%
-----------------------------------------------------------------------------------------------------------------------------------
     CLASS B                        18.50%                24.05%             26.01%                16.55%                  16.81%
-----------------------------------------------------------------------------------------------------------------------------------
     CLASS B** (with load)          13.00%                23.17%             25.85%                16.55%                  16.81%
-----------------------------------------------------------------------------------------------------------------------------------

     * Return figures reflect the impact of the maximum 5.50% sales charge.

     **Return figures reflect the impact of paying the maximum contingent deferred sales charge (CDSC) as disclosed in the prospectus

      1For the period ended December 31, 1999. Past performance of the period is not predictive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Equity
       Index Class I, Class A and Class B shares commenced operations on July 31,
       1985. The information set forth represents portfolio information relating to the SEI Index Funds (SIF) S&P 500 Index Portfolio Class E, which began operation on July 31,1998. The Pillar Equity Index Fund, a new series of
       Pillar Funds that began investment operations for Class I on September 3, 1998, Class A on September 10, 1998, and Class B shares on September 8,
       1998,  invests  substantially  all its  assets  in the  SIF  S&P 500  Index
       Portfolio, and can be expected to have a performance record that closely resembles that of the SIF S&P 500 Index Portfolio. The performance information contained herein has been adjusted to reflect the actual fees and expenses of the Pillar Equity Index Fund, whose fees and expenses are higher than those of the SIF S&P 500 Index Portfolio. This is not an advertisement, an offer to sell, nor a solicitation of offers to purchase the SIF S&P 500 Index Portfolio.

MANAGER'S DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------
EQUITY FUNDS (continued)

[Bullet]  MID CAP FUND
[PHOTO OMITTED]

GLEN C. CORBITT
VICE PRESIDENT/PORTFOLIO MANAGER

Glen Corbitt has been with Summit Bank since 1995 and with the Investment Management Division for the past three years. Prior to joining Summit, Mr. Corbitt served as an accountant for Rockefeller Financial Services.

Mr. Corbitt received a bachelor of arts degree from Providence College and an MBA from New York University. He spent five years as an officer in the United States Army. He is a member of the New York Society of Security Analysts and is currently a Chartered Financial Analyst Level 3 candidate.

[PHOTO OMITTED]
GREGORY S. HUNING,
CHARTERED FINANCIAL ANALYST
SENIOR VICE PRESIDENT/REGIONAL MANAGER, COASTAL AND
SOUTHERN REGIONS

Greg Huning has been with Summit Bank since 1995. He began his investment career in 1970 serving in several analytical and portfolio management positions, including senior equity portfolio manager for the Robert Wood Johnson Foundation prior to joining Summit.

Mr. Huning earned a bachelor of arts degree from Hiram College,  a  master  of
science  in  business   administration   from  Bucknell University,  and earned
his certification as a Chartered Financial Analyst in 1976. He is a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

     1999 was again a year of wide price fluctuations and under performance for medium capitalization stocks. This sector is benchmarked by the S&P 400 Mid-Cap Index which returned 14.72% for the year compared with 21.04% for the S&P 500 Composite Index. A more favorable pattern emerged for the fourth quarter during which the Fund returned 18.06%, outperforming the S&P 500 Composite Index which reported 14.93%.
     If strengthening in the Fund's relative performance is to continue, it will have to be supported by two fundamental conditions. The first is that revenue and earnings growth for a broad range of companies in the mid-cap sector must accelerate noticeably faster than that of the large capitalization companies. The second requirement is that the "casualty rate" must decline significantly. By "casualty rate" we mean the frequency of companies reporting revenue and earnings growth disappointments. Because of liquidity constraints, when a mid-cap company experiences a disappointment, the stock price often drops down significantly. This tendency sharply increases the risk of investing in the mid-cap sector of the market. Should economic conditions evolve such that the business trends become more reliable, the mid-cap sector has the potential to generate truly superior rates of return.
     During the fourth quarter of 1999 a portfolio management change took place. As part of this change, the investment focus of the Fund shifted toward an emphasis on those mid-cap companies which we believe offer above average sustainable growth at reasonable valuation levels. This investment approach will emphasize both individual company business trends, as well as sector and industry outlook relative to the S&P 400 Mid-Cap Index. The benefit of this shift in investment approach was quickly demonstrated. During November and December Fund performance was 18.27% versus 11.19% for the S&P 400 Mid-Cap Index.


                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
                           Pillar Mid Cap Fund (Class I)                  S&P 400 Mid-Cap Index

     4/30/92                           10,000                                       10,000
     12/92                             11,037                                       11,385
     12/93                             12,496                                       12,968
     12/94                             11,329                                       12,502
     12/95                             13,537                                       16,368
     12/96                             15,372                                       19,514
     12/97                             18,522                                       25,803
     12/98                             19,961                                       30,736
     12/99                             20,765                                       35,261

                                     INVESTMENT GROWTH ANALYSIS
----------------------------------------------------------------------------------------------
                                     Average Annual Total Return1
----------------------------------------------------------------------------------------------
                  1 Year             3 Year               5 Year              Since Inception
----------------------------------------------------------------------------------------------
     CLASS I       4.03%             10.54%                12.88%                     9.92%
----------------------------------------------------------------------------------------------
      1For the period ended December 31, 1999. Past performance of the period is not predictive of future performance. The investment return and principal value of an investment  will  fluctuate,  so an investor's  shares,  when redeemed,  may be worth more or less than their  original  cost.  Mid Cap
       Fund Class I shares commenced operations on April 1, 1992.

                                                           (Pillar Logo omitted)
--------------------------------------------------------------------------------
                                                               December 31,1999

[Bullet]  BALANCED FUND
[PHOTO OMITTED

EDWARD KASPERAVICH,
CHARTERED FINANCIAL ANALYST
VICE PRESIDENT/PORTFOLIO
MANAGER/TEAM LEADER

Edward Kasperavich has been with Summit Bank since 1985.

Mr. Kasperavich received his bachelor of science degree from Kutztown University and earned his certification as a Chartered Financial Analyst in 1991. He is affiliated with the New York Society of Security Analysts and the Association for Investment Management and Research and is a member of the Institute for Chartered Financial Analysts.

     The Pillar Balanced Fund's Class I Shares reported a gain of 9.33% for 1999, which was exactly in line with the median domestic balanced fund. The Fund had an asset allocation of approximately 70% stocks and 30% bonds. This is slightly more aggressive than usual but helped the overall annual performance. The equity portion of the Fund benefited from exposure to the technology sector which had a spectacular year. In contrast, the Fund was hurt by its positions in the financial and health care sectors, although we believe these areas still have great long-term potential. The fixed-income allocation hurt the Fund's overall performance as yields continued to climb throughout the year.
     The U.S. economy and U.S. equity markets confounded experts once again in 1999, both performing in a very rewarding manner. As we entered 1999, economists expected the U.S. economy to slow from the above average growth rate of 1998. Instead, it accelerated during the year, with the exception of the second quarter, and entered the fourth quarter with a full head of steam. This enabled unemployment to decline to levels not seen for thirty years and was accomplished without much of an increase in the rate of inflation.
     The U.S. stock market had another great year with the S&P 500 Composite Index producing a 21.04% return and shattering market predictions that common stocks would revert to mean returns of 10%.

MANAGER'S DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------
EQUITY FUNDS (continued)

     This is the fifth straight year that the S&P 500 Composite Index recorded gains of over 20%. The NASDAQ composite, loaded with technology issues, returned a phenomenal 85%. These gains were fueled by healthy corporate earnings and a strong desire by the American public to own common stock. One theme that continued from 1998 was the large performance gap between growth and value returns. Top quartile returns were 48.9% and 11.6% respectively, and thus widened the already large valuation discrepancy.
     Unlike common stocks, bonds suffered one of their worst years in memory with the 30-year treasury bond up 1.50% in yield and down 15% in price. This was the result of the three Federal Reserve Bank interest rate hikes and bond investors' perception that the economy was too strong to keep inflation in its recent benign condition.
     Looking ahead, it seems the Federal Reserve Bank is determined to slow the growth of the economy. We believe that an anticipated increase in interest rates in February is already priced into the markets, but that may not be the last in the Federal Reserve Bank's series of tightenings. As a result, we expect to see more trouble for the fixed-income markets. And, we should see valuation contractions for the equity markets. However, this will be offset by continued earnings growth for common stocks. The outcome, or total return of the market, may be determined by exactly how much rates have to increase to slow this economy.

                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
[GRAPH OMITTED]
[PLOT POINTS FOLLOW]

             Pillar Balanced Fund       Pillar Balanced Fund          S&P 500 Composite       Lehman Intermediate       50/50 Blend
                   (Class I)                  (Class A)                     Index                  Government/      of Above Indices
                                                                                                 Corporate Index
4/30/92             10,000                         9,450                      10,000                   10,000                 10,000
12/92               10,533                         9,935                      10,726                   10,721                 10,729
12/93               11,364                        10,692                      11,802                   11,663                 11,743
12/94               10,840                        10,172                      11,957                   11,438                 11,715
12/95               13,849                        12,972                      16,446                   13,189                 14,762
12/96               15,756                        14,709                      20,218                   13,724                 16,720
12/97               18,857                        17,571                      26,961                   14,804                 20,109
12/98               22,373                        20,792                      34,672                   16,051                 23,899
12/99               24,461                        22,670                      41,967                   16,113                 26,399

                                         INVESTMENT GROWTH ANALYSIS
------------------------------------------------------------------------------------------------------------------------------------
                                         Average Annual Total Return1
------------------------------------------------------------------------------------------------------------------------------------
                                              1 Year                 3 Year                    5 Year                Since Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS I                                        9.33%                 15.79%                    17.68%                     12.37%
------------------------------------------------------------------------------------------------------------------------------------
CLASS A                                        9.04%                 15.51%                    17.38%                     12.08%
------------------------------------------------------------------------------------------------------------------------------------
CLASS A* (with load)                           3.05%                 13.37%                    16.06%                     11.27%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B                                        8.20%                    N/A                       N/A                     14.49%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B** (with load)                          2.70%                    N/A                       N/A                     13.27%
------------------------------------------------------------------------------------------------------------------------------------

 *Return figures reflect the impact of the maximum 5.50% sales charge.

**Return figures reflect the impact of paying the maximum contingent deferred sales charge (CDSC) as disclosed in the prospectus.

 1For the period ended December 31, 1999. Past performance of the period is not predictive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Balanced Growth Fund Class I and Class A shares commenced operations on April 1, 1992 and Class B shares commenced operations on May 8, 1997.

                                                           (Pillar Logo omitted)
--------------------------------------------------------------------------------
                                                                December 31,1999

[Bullet] INTERNATIONAL EQUITY FUND
[PHOTO OMITTED]

FABRIZIO PIERALLINI
SENIOR VICE PRESIDENT, CIO
MANAGING   DIRECTOR    INTERNATIONAL
INVESTMENTS   ECONOMICS  AND
BUSINESS ADMINISTRATION, UNIVERSITY
OF BERNE, SWITZERLAND (1980)

Fabrizio Pierallini is a graduate of the School of Economics and Business Administration in Berne, Switzerland (1980). In 1981, he began a five-year financial analyst training program with Union Bank of Switzerland (UBS) in Zurich and London, after which he was sent to UBS Singapore as a financial analyst.

In 1986 he joined Bank Julius Baer in Zurich as a financial analyst specializing in the Swiss equity market.

In 1988 Mr. Pierallini joined SBC Portfolio Management Ltd. in Zurich as a portfolio manager actively managing international equity portfolios for institutional clients in the MSCI world universe. In 1991, he was transferred to Swiss Bank Corporation (SBC) in New York to assume overall responsibility for international asset allocation and to manage the international equity portion of the SBC World Growth Fund.

Mr. Pierallini joined Vontobel USA in April 1994, and is responsible for international equity research and portfolio management.
     As in the U.S., foreign markets were also pushed to new highs in 1999 by telecom and technology stocks. International equities, as measured by Morgan Stanley Capital International's Europe, Asia, and the Far East (EAFE) Index, gained 26.96% last year, surpassing the S&P 500 Composite Index's 21.04% return. After six years of declining returns on capital and returns on equity in Europe and Japan, international equities experienced a dramatic turnaround.

WHY DID OVERSEAS MARKETS OUTPERFORM THE S&P 500?
     The focus in 1999 was on the creation of shareholder value. The need for structural reform was significant in Europe and even more significant in Japan. More stringent accounting standards, increased accountability in corporate governance, and a greater focus on financial results (ROE, operating margins) have given corporate executives new benchmarks. These changes are irreversible. The recent earning season demonstrated that managers in Europe and Japan are taking these new incentives seriously. Despite stagnant sales, many firms reported substantial increases in operating profits, thanks to cost cutting, outsourcing, and cuts in capital spending. Also illustrative is the change in attitude toward share buybacks. A decade ago when underperforming U.S. firms were actively buying back shares, Europe and Japan focused only on increasing capital. Last year 39 of the 40 companies in France's CAC Index announced share buybacks or share cancellations. In large part, the rerating of European and Japanese equities is due to the fact that managements are learning to make better use of their balance sheets, which are for the most part richly capitalized.

HOW HAS EUROPE CHANGED?
     Corporate governance has vastly improved in Europe, with the UK far in the lead. Ten years ago, it was impossible to get a breakdown of a company's results by industrial division. Today, improved reporting standards provide a more accurate picture of financial performance, and unexplained "exceptional items" are a thing of the past. One consequence of this greater transparency has been a frenzy of mergers and acquisitions activity. Vodafone's bid for Mannesmann, if successful, would set a precedent for a major cross-border acquisition, proving that even great firms like Mannesmann are not immune from takeovers. The combined $140 billion company would control 31 million cellular customers in more than 26 countries. We've been generously rewarded for owning both firms for many years. Last quarter alone both stocks shot up more than 35%, resulting in full-year gains of 67% for Vodafone and 129% for Mannesmann.
     For the most striking evidence of the new equity culture taking root in Europe, you need look no further than Frankfurt's New Market Exchange (Neuer Markt), established in 1998. Europe's answer to the NASDAQ, it lists more than 200 firms with a global market cap of close to $100 billion. Entrepreneurs are commanding new respect, a big plus for Europe. The creation of the Eurozone has facilitated their access to capital and spurred the dynamic creation of such companies as Aixtron, Singulus, Intershop, EM TV, Fantastic,
                                                           (continued next page)
                                                                              19

MANAGER'S DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------
EQUITY FUNDS (continued)

Computerlinks, Mobilcom, just to name a few with the potential to be market leaders in their respective industries. As bottom-up investors, we're finding this a great environment. Some of these firms are getting close to meeting the criteria for our investable universe, i.e., a proven business model and at least a 5-year record of consistent financial results.

DID WE BENEFIT FROM EUROPE'S RESTRUCTURING?
     Our investment discipline keeps us away from pure restructuring plays. We demand a lot from the firms we own. Our investable universe consists of companies with consistent track records, little or no debt, high barriers to entry, and the ability to sustain their growth over the next 5-10 years. We don't want to own every pharmaceutical, financial, or telecom stock, only the most reliable ones. We want to have so much confidence in our stocks that if some of them experience short-term setbacks, we'll be there to add to our position.

ARE THE JAPANESE UNLOCKING THEIR TRUE VALUE?
     Japan's market capitalization, like that of Europe, stands well below its share of global GDP. As the world's second-largest economy, Japan produces 14% of global GDP, yet represents only about 10% of global market capitalization. Compare this to the U.S., which produces 28% of global output but represents 50% of global market cap. This is mostly explained by a weaker equity culture that has been slow to put business in public hands. Last October, Japan enacted industrial revitalization measures aimed at facilitating corporate reorganization, such as share exchanges and stock transfers. This should create a more favorable environment for corporate restructuring, resulting in the increased formation of holding companies as well as expanded mergers and acquisitions activity. The build-up in free cash flow in Japan has been more subdued than in Europe, which reflects the weakness of Japan's restructuring efforts to date. Firms with rising levels of free cash flow and balance sheet strength have been some of the best performers over the last five years, Rohm, Murata, Tokyo Electron, Nintendo and Takeda, are all portfolio holdings.
     We remain less hopeful about restructuring in the financial sector. After the failure of a number of banks and four major credit unions, bank mergers were front page news in Japan. But mergers that will take place in two years at the earliest are not sufficient to boost the ROA's or ROE's of these beleaguered institutions. A number of Japanese banks are still struggling to reduce their huge burden of bad loans.

HOW HAS JAPAN CHANGED?
     Japan has made a quantum leap in terms of their openness to minority shareholders. A large number of the CEO's and company presidents interviewed over the last year were very willing to talk one to one, and unreservedly, about all aspects of their business. At last, shareholder value creation is becoming a reality. Most companies realize that they need to watch costs more closely. Japanese industry remains very much a vertically integrated system, and the reorganization of the industry groups known as keiretsu will take time. But Japanese managements have begun to adopt such policies as increased offshore procurement, cuts in R&D, wage reduction measures, and re-engineering of production. When asked what yardstick they were using to measure their success, many companies responded in terms of inventory turnover or operating margin. U.S.-type restructuring involving management consultants and mergers and acquisitions teams, while still not common, is apparently under consideration. Yet old habits die hard. Despite the fact that they are refocusing attention away from sales growth to cost control and productivity, not many companies are using return on equity to measure their performance. The exceptions were all the companies that we own (e.g., Micro, Hikari Tsushin, Murata Manufacturing, Rohm, Takeda Chemicals, Seven-Eleven).

JAPAN'S NEW ENTREPRENEURS
     Japan too is experiencing dynamic growth in start-up companies. On December 22nd the Tokyo Stock Exchange created a new board, nicknamed "Mother," to launch unproven, concept companies. Presently it lists only a handful of fledgling firms, but could very

                                                           (Pillar Logo omitted)
--------------------------------------------------------------------------------
                                                               December 31,1999

[Bullet] INTERNATIONAL EQUITY FUND (continued)

likely grow to 100 listings over the next 12 months. We added a number of domestic stocks last year, not because of the improved picture of the Japanese domestic economy but because some Japanese firms are now competing on different terms.

OUTLOOK
  While the Fund benefited from its holdings in telecom and technology companies, last year's strongest performers, it continues to be well diversified among industry sectors. We have 16% in capital equipment (e.g., Rohm, Murata Manufacturing, ASM Lithography), 18% in consumer goods (e.g., Roche, Takeda, Sony, Nintendo), 18% in Finance (e.g., Aegon, Credit Suisse, Axa, Amvescap), 38% in Services (e.g, NTT Mobile Communication Network, Nokia, NTT Data, Mannesmann), 3% in energy (e.g., Total, BP, ENI), and 2% in materials (e.g., Assa Abloy and CRH)1. Our largest deviations against the EAFE benchmark are the financial sector, where we have an underweight, and services, where we are overweight due to the sharp appreciation in share prices. We are in the process of trimming a lot of stocks that have increased in their portfolio weighting due to performance and we are adding selectively into the financial sector.
     We believe that the majority of companies within our investable universe will be able to sustain their strong sales growth over the next 12 months. 1999 seems to have left a good foundation for rebuilding the needed strengths in Europe's and Japan's corporate worlds. We believe that the tide has definitely turned for international investors.
1 Portfolio holding percentages are as of December 31, 1999 and are subject to change.

                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT

[GRAPH OMITTED]
[PLOT POINTS FOLLOW]


                     Pillar International Equity Fund              Pillar International Equity Fund             MSCI EAFE Index
                                 (Class I)                                     (Class A)
     5/95                          10,000                                          9,450                               10,000
     12/95                         10,747                                         10,141                               10,648
     12/96                         11,948                                         11,244                               11,293
     12/97                         11,978                                         11,244                               11,495
     12/98                         13,053                                         12,221                               13,793
     12/99                         18,987                                         17,732                               17,512

                                      INVESTMENT GROWTH ANALYSIS
------------------------------------------------------------------------------------------------------------------------------------
                                 Average Annual Total Return(2)
------------------------------------------------------------------------------------------------------------------------------------
                                    1 Year                                        3 Year                         Since Inception
------------------------------------------------------------------------------------------------------------------------------------
     CLASS I                        45.46%                                        16.70%                                 14.83%
------------------------------------------------------------------------------------------------------------------------------------
     CLASS A                        45.09%                                        16.40%                                14.54%
------------------------------------------------------------------------------------------------------------------------------------
     CLASS A*
        (with load)                 37.13%                                        14.23%                                 13.16%
------------------------------------------------------------------------------------------------------------------------------------
     CLASS B                        44.13%                                          N/A                                  17.02%
------------------------------------------------------------------------------------------------------------------------------------
     CLASS B**
        (with load)                 38.63%                                          N/A                                  15.85%
------------------------------------------------------------------------------------------------------------------------------------
     * Return figures reflect the impact of the maximum 5.50% sales charge.

     **Return figures reflect the impact of paying the maximum contingent deferred sales charge (CDSC) as disclosed in the prospectus.

      2For the period ended December 31, 1999. Past performance of the period is not predictive of future performance. The investment return and principal value of an investment  will  fluctuate,  so an investor's  shares,  when
       redeemed, may  be  worth  more  or  less  than  their   original  cost.
       International Equity Fund Class I and Class A shares commenced operations on May 1, 1995 and Class B shares commenced operations on May 7, 1997.

                                                                              21

STATEMENT OF NET ASSETS
                                             DECEMBER 31, 1999
U.S. TREASURY SECURITIES MONEY MARKET FUND
--------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--40.4%
   U.S. Treasury Bills (A)
     5.190%, 01/20/00                 $ 42,000        $ 41,885
     5.550%, 05/25/00                   50,000          48,882
   U.S. Treasury Notes
     6.375%, 01/15/00                  105,000         105,044
     5.375%, 01/31/00                   65,000          65,009
     5.500%, 04/15/00                   49,000          48,995
     5.625%, 04/30/00                   50,000          49,979
     5.375%, 07/31/00                   27,000          26,972
                                                       -------
Total U.S. Treasury Obligations
   (Cost $386,766)                                     386,766
                                                       -------

REPURCHASE AGREEMENTS--59.4%
   Barclays
     2.780%, dated 12/31/99, matures,
     repurchase price $216,669,454
     (collaterized by U.S.Treasury
     Notes and Bond, total
     market value $220,952,289) (B)    216,620         216,620
   J.P. Morgan
     2.780%, dated 12/31/99, matures
     01/03/00, repurchase price
     $41,375,333 (collaterized by
     U.S. Treasury Notes, total market
     value $42,192,628) (B)             41,365          41,365
   Lehman Brothers 2.780%, dated
     12/31/99, matures 01/03/00,
     repurchase price
     $30,798,705 (collaterized by
     U.S. Treasury Notes, total
     market value
     $31,398,552) (B)                   30,792          30,792
   Merrill Lynch
     2.780%, dated 12/31/99, matures
     01/03/00, repurchase price
     $21,148,626 (collaterized by U.S.
     Treasury Notes and Bonds, total
     market value $21,569,198) (B)      21,142          21,142
   Morgan
     2.780%, dated 12/31/99, matures
     01/03/00, repurchase price
     $31,232,037 (collaterized by
     U.S. Treasury Bond, total
     market value $32,049,343) (B)      31,226          31,226
   Prudential
     2.780%, dated 12/31/99, matures
     01/03/00, repurchase price
     $12,429,116 (collaterized by
     U.S. Treasury Bond, total
     market value  $12,675,015) (B)     12,426          12,426

------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
------------------------------------------------------------------------------
   Warburg
     2.780%, dated 12/31/99, matures
     01/03/00, repurchase price
     $214,301,635 (collaterized
     by U.S. Treasury Note, total
     market value $218,539,149) (B)   $214,252         $214,252
                                                       --------
Total Repurchase Agreements
   (Cost $567,823)                                      567,823
                                                       --------
Total Investments -- 99.8%
   (Cost $954,589)                                      954,589
                                                       --------
OTHER ASSETS AND LIABILITIES, NET -- 0.2%                 2,247
                                                       --------

NET ASSETS:
   Portfolio Shares of Class I (unlimited
    authorization -- no par value)
    based on 838,223,483 outstanding
    shares of beneficial interest                       838,223
   Portfolio Shares of Class A (unlimited
    authorization -- no par value) based
    on 118,598,176 outstanding shares of
    beneficial interest                                 118,599
   Undistributed net investment income                       16
   Accumulated net realized loss on investments              (2)
                                                       --------
Total Net Assets -- 100.0%                             $956,836
                                                       ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                          $   1.00
                                                       ========
Net Asset Value, Offering and Redemption Price Per
   Share -- Class A                                    $   1.00
                                                       ========
(A) THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS REPRESENTS THE SECURITY'S DISCOUNT RATE AT PURCHASE.
(B) TRI-PARTY REPURCHASE AGREEMENT.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

PRIME OBLIGATION MONEY MARKET FUND
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 90.7%
BANKS--20.2%
   Abbey National Bank
     6.180%, 01/10/00                  $ 8,000         $ 7,988
     5.960%, 01/14/00                    8,500           8,482
     5.900%, 03/07/00                   15,000          14,838
   Australia New Zealand Bank
     6.000%, 02/04/00                    1,200           1,193
     6.020%, 02/14/00                   10,000           9,926
     5.850%, 02/22/00                   20,000          19,831
   Bank of America
     5.890%, 01/10/00                    9,000           8,987
     5.750%, 01/25/00                    5,000           4,981

                                             [GRAPHIC OMITTED]
                                              DECEMBER 31,1999

--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
   Bank of Nova Scotia
     5.870%, 01/05/00                  $ 9,000         $ 8,994
     5.910%, 02/09/00                    5,000           4,968
   BankAmerica
     5.400%, 01/26/00                   10,000           9,962
     4.940%, 02/01/00                    8,500           8,464
     5.880%, 03/10/00                    4,000           3,955
   Deutsche Bank
     5.930%, 01/14/00                    5,000           4,989
   Rabobank
     5.820%, 06/08/00                   10,000           9,743
     5.830%, 06/08/00                    5,000           4,871
   Royal Bank of Canada
     6.150%, 01/20/00                   20,000          19,935
   Wells Fargo
     5.740%, 03/10/00                   10,000           9,890
     5.830%, 03/10/00                    5,000           4,944
     5.970%, 03/15/00                   15,000          14,816
     5.860%, 03/17/00                   10,000           9,876
                                                      --------
                                                       191,633
                                                      --------
DRUGS--1.0%
   American Home Products
     5.720%, 01/18/00                    5,000           4,986
   American Home Products
     5.720%, 01/31/00                    5,000           4,976
                                                      --------
                                                         9,962
                                                      --------
ELECTRICAL SERVICES -- 7.2%
   Georgia Power
     5.710%, 02/01/00                    8,000           7,961
     5.900%, 02/10/00                   10,000           9,934
     5.900%, 03/10/00                   15,000          14,830
   Pacificorp
     5.710%, 01/20/00                   10,400          10,369
   Southern California Edison
     5.920%, 01/18/00                   10,000           9,972
     5.750%, 01/24/00                    5,000           4,982
     6.080%, 02/11/00                   10,000           9,931
                                                      --------
                                                        67,979
                                                      --------
FINANCIAL SERVICES -- 47.3%
   American General Finance
     6.050%, 01/24/00                   10,000           9,961
     5.870%, 01/31/00                   10,000           9,951
     5.900%, 02/03/00                    7,000           6,962
     5.810%, 02/15/00                   10,000           9,927
   Associates Financial Services
     5.950%, 02/03/00                   10,000           9,945
     6.000%, 02/17/00                    3,550           3,522
     5.950%, 02/18/00                    5,000           4,960
   Cargill Financial
     6.700%, 01/14/00                   10,000           9,976
     5.420%, 01/21/00                   10,000           9,970

--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
     6.000%, 01/21/00                  $ 1,300         $ 1,296
     5.080%, 02/10/00                   10,000           9,944
   Centric Capital Funding
     5.960%, 01/18/00                    3,500           3,490
     6.050%, 01/18/00                    5,000           4,986
     5.800%, 02/01/00                    6,160           6,129
     5.930%, 02/29/00                    9,935           9,838
     5.920%, 03/09/00                    5,000           4,944
   Ciesco
     5.830%, 01/18/00                   10,000           9,972
     5.900%, 01/20/00                   10,000           9,969
     5.875%, 01/25/00                   10,000           9,961
   Ford Motor Credit
     5.930%, 01/21/00                   10,000           9,967
   General Electric Capital Services
     5.800%, 02/01/00                    5,000           4,975
     5.970%, 02/04/00                    5,000           4,972
     5.810%, 02/16/00                   10,000           9,926
     5.810%, 02/17/00                   10,000           9,924
     5.920%, 03/02/00                    7,000           6,930
   General Motors Acceptance
     5.960%, 02/01/00                   10,000           9,949
     5.450%, 02/08/00                    5,000           4,971
   GMAC
     6.090%, 01/18/00                    3,000           2,991
     5.880%, 01/19/00                    4,000           3,988
     5.860%, 01/26/00                    7,000           6,972
     5.810%, 01/27/00                   10,000           9,958
     5.950%, 02/14/00                    1,000             993
   Goldman Sachs Group
     6.000%, 01/28/00                    5,000           4,978
     5.980%, 02/10/00                    5,000           4,967
     5.980%, 02/11/00                   10,000           9,932
     5.960%, 02/14/00                   10,000           9,927
     5.980%, 02/18/00                   10,000           9,920
   GTE Funding
     5.920%, 01/19/00                    2,249           2,242
     5.880%, 01/20/00                   10,000           9,969
     5.870%, 01/21/00                    5,000           4,984
     5.930%, 02/24/00                   10,000           9,911
     6.040%, 03/14/00                    5,000           4,939
   J.P. Morgan
     5.400%, 01/18/00                   10,000           9,975
     5.830%, 01/21/00                   10,000           9,968
     5.930%, 01/28/00                    5,000           4,978
     5.860%, 01/31/00                   10,000           9,951
   Merrill Lynch
     5.960%, 01/31/00                   10,000           9,950
     5.050%, 02/01/00                    5,000           4,978
     6.170%, 02/01/00                    2,000           1,989
     5.950%, 02/11/00                    3,000           2,980
   Paccar Financial
     6.100%, 01/04/00                    3,000           2,998
     5.900%, 01/11/00                    4,200           4,193
     6.050%, 01/14/00                    5,300           5,288

STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
     5.950%, 01/20/00                  $ 5,000        $  4,984
     6.000%, 01/20/00                    1,300           1,296
     5.800%, 02/29/00                    4,000           3,962
     5.820%, 03/03/00                    3,500           3,465
   Toyota Motor Credit
     5.950%, 01/18/00                   10,000           9,972
   Transamerica Finance
     6.070%, 02/08/00                    5,000           4,968
     5.720%, 02/09/00                    2,000           1,988
     5.850%, 03/10/00                    7,000           6,922
     5.900%, 03/13/00                    1,463           1,446
     5.770%, 03/20/00                   10,000           9,873
     5.820%, 03/20/00                   10,000           9,872
   Usaa Capital
     6.200%, 01/21/00                    9,500           9,467
     5.870%, 01/25/00                   10,000           9,961
                                                      --------
                                                       449,412
                                                      --------
FOOD, BEVERAGE & TOBACCO -- 0.3%
   Archer Daniels Midland
     5.900%, 04/20/00                    2,950           2,897
                                                      --------
HOUSEHOLD PRODUCTS -- 1.1%
   Gillette
     5.930%, 01/14/00                   10,000           9,979
                                                      --------
LEASING & RENTING -- 4.6%
   International Lease Finance
     6.120%, 02/01/00                    1,500           1,492
     5.830%, 02/09/00                    3,000           2,981
     5.730%, 02/14/00                   10,000           9,930
     5.870%, 02/14/00                   10,000           9,928
     5.780%, 02/23/00                    5,000           4,957
     5.790%, 02/23/00                   10,000           9,915
     5.800%, 02/23/00                    5,000           4,957
                                                      --------
                                                        44,160
                                                      --------
LEISURE PRODUCTS -- 2.2%
   Hasbro
     5.880%, 01/03/00                    3,000           2,999
     5.930%, 01/04/00                   13,135          13,129
     5.870%, 01/11/00                    4,750           4,742
                                                      --------
                                                        20,870
                                                      --------
PETROLEUM & FUEL PRODUCTS -- 2.3%
   Colonial Pipeline
     5.800%, 02/04/00                    3,000           2,984
     6.100%, 02/14/00                    4,150           4,119
     6.050%, 02/24/00                    5,000           4,955
     5.750%, 04/04/00                   10,000           9,850
                                                      --------
                                                        21,908
                                                      --------
PRINTING & PUBLISHING--0.5%
   McGraw Hill
     6.200%, 01/21/00                    5,000           4,983
                                                      --------

--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
UTILITIES -- 4.0%
   National Rural Utilities
     5.800%, 01/25/00                  $10,000        $  9,961
     5.900%, 03/07/00                    5,000           4,946
     5.850%, 03/10/00                    3,490           3,451
     5.850%, 03/14/00                   15,000          14,822
     5.920%, 03/21/00                    5,000           4,934
                                                      --------
                                                        38,114
                                                      --------
Total Commercial Paper
     (Cost $861,897)                                   861,897
                                                      --------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.6%
   Federal Home Loan Bank
     5.150%, 03/17/00                    5,000           5,000
     5.220%, 03/17/00                    5,000           5,000
     5.150%, 05/10/00                    6,000           6,000
     5.170%, 05/24/00                    5,000           5,000
     5.200%, 05/26/00                    5,000           5,000
     5.520%, 06/22/00                    5,000           5,000
     6.040%, 09/01/00                    2,000           2,000
     6.000%, 09/28/00                    2,700           2,700
     6.210%, 01/12/01                   10,000          10,000
     6.280%, 01/12/01                   10,000          10,000
   Federal National Mortgage
     Association
     5.900%, 12/01/00                    7,000           6,988
                                                      --------
Total U.S. Government Agency
   Obligations
   (Cost $62,688)                                       62,688
                                                      --------

CERTIFICATES OF DEPOSIT -- 2.1%
   Deutsche Bank
     6.150%, 10/10/00                   10,000          10,065
   Toronto Dominion
     5.060%, 04/17/00                   10,000           9,998
                                                      --------
Total Certificates of Deposit
   (Cost $20,063)                                       20,063
                                                      --------

CORPORATE OBLIGATIONS -- 1.0%
   Associates Corporation of
     North America
     6.000%, 03/15/00                    1,000           1,002
   Bell Atlantic Financial
     Services (MTN)
     6.710%, 02/03/00                    2,000           2,003
   General Electric Capital (MTN)
     5.430%, 01/17/00                    2,000           2,000
24

                                                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
   GMAC (MTN)
     6.875%, 06/01/00                  $ 4,500         $  4,526
                                                       --------
Total Corporate Obligations
   (Cost $9,531)                                          9,531
                                                       --------

REPURCHASE AGREEMENTS--2.0%
   Barclays
     2.770%, dated 12/31/99 matures
     01/03/00, repurchase price
     $2,661,991 (collaterized by
     U.S. Treasury Bill, total
     market value $2,715,090) (A)         2,661           2,661
   J.P. Morgan
     2.770%, dated 12/31/99, matures
     01/03/00, repurchase price $3,183,501
     (collaterized by U.S. Treasury Note,
      total market value $3,246,700) (A)  3,183           3,183
   Morgan
     2.770%, dated 12/31/99, matures
     01/03/00, repurchase price $4,617,080,
     (collaterized by U.S. Treasury Bond,
      total market value $4,753,321)(A)   4,616           4,616
   Warburg
     2.770%, dated 12/31/99, matures
     01/03/00, repurchase price $8,276,899
     (collaterized by U.S. Treasury
      Note, total market value
     $8,443,087) (A)                      8,275           8,275
                                                       --------
Total Repurchase Agreements
   (Cost $18,735)                                        18,735
                                                       --------
Total Investments -- 102.4%
   (Cost $972,914)                                      972,914
                                                       --------
OTHER ASSETS AND LIABILITIES, NET -- (2.4%)             (22,650)
                                                       --------

NET ASSETS:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 758,284,764 outstanding shares
     of beneficial interest                             758,285
   Portfolio Shares of Class A
     (unlimited authorization -- no
     par value) based on 3,506,654
     outstanding shares of
     beneficial interest                                  3,507
   Portfolio Shares of Class B
    (unlimited authorization --
     no par value) based
     on 1,734,894 outstanding
     shares of beneficial interest                        1,735

--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
   Portfolio Shares of Class S
     (unlimited authorization --
     no par value) based on
     186,769,372 outstanding shares of
     beneficial interest                               $186,769
   Accumulated net realized loss
 on investments                                             (32)
                                                       --------
Total Net Assets -- 100.0%                             $950,264
                                                       ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                          $   1.00
                                                       ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                          $   1.00
                                                       ========
Net Asset Value and Redemption Price
   Per Share -- Class B (1)                            $   1.00
                                                       ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class S                          $   1.00
                                                       ========
(1) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE.
(A) TRI-PARTY REPURCHASE AGREEMENT.
MTN -- MEDIUM TERM NOTE
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 73.2%
ALASKA -- 0.7%
   Alaska State Housing, Series A (RB)
     3.400%, 06/01/00                  $ 1,130          $ 1,122
                                                        -------
ARIZONA -- 1.0%
   Avondale, Industrial Development
     (RB) (A) (B) (C)
     5.550%, 01/05/00                    1,700            1,700
                                                        -------
DELAWARE--0.6%
   New Castle County, Delaware (GO)
     6.200%, 10/15/00                    1,000            1,017
                                                        -------
DISTRICT OF COLUMBIA--1.1%
   District of Columbia,
     Callable 06/01/00
     @102 Series B (FSA) (GO)
     7.500%, 06/01/10                    1,800            1,864
                                                        -------
FLORIDA--1.3%
   Jacksonville, Florida Electric
     Authority, Callable 10/01/00
     @ 101.50 (RB)
     6.750%, 10/01/21                    2,000           2,072
                                                        ------
GEORGIA--3.0%
   Georgia State, Series B (GO)
     5.500%, 03/01/00                    1,000           1,003

STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
   Marietta, Housing Authority,
     Bells Ferry (RB) (A) (C)
     3.200%, 07/15/00                  $ 1,905         $ 1,905
   State, Municipal Electric Authority,
     (RB), (A) (C) (D)
     5.550%, 01/05/00                    2,000           2,000
                                                       -------
                                                         4,908
                                                       -------
ILLINOIS -- 1.6%
   Hoffman Estates, (RB)
     Callable 11/15/00 @ 102.00
     7.375%, 11/15/01                      500             524
   State, Development Finance Authority,
     Illinois Power Project, Series B
     (RB) (A) (B) (C)
     5.550%, 11/01/28                    2,000           2,000
                                                       -------
                                                         2,524
                                                       -------
KANSAS -- 0.6%
   Kansas State Department of
     Transportation (RB)
     3.850%, 09/01/00                    1,000           1,000
                                                       -------
LOUISIANA -- 6.2%
   Jefferson Parish, Industrial Development
     Board, George J. Ackel Sr. Project
     (RB) (A) (B) (C)
     5.550%, 01/05/00                    2,000           2,000
   New Orleans, Aviation Board,
     Series A (RB) (MBIA) (A) (B) (C)
     5.400%, 01/05/00                    1,900           1,900
   New Orleans, Aviation Board,
     Series B (RB) (MBIA) (A) (B) (C)
     5.400%, 01/05/00                    2,800           2,800
   New Orleans, Aviation Board,
     Series C (GO) (MBIA) (A) (B) (C)
     5.400%, 01/05/00                    1,400           1,400
   State, Public Facilities Authority,
     Willis-Knighton Medical Center
     (RB) (AMBAC) (A) (B) (C)
     5.650%, 01/05/00                    2,000           2,000
                                                      --------
                                                        10,100
                                                      --------
MARYLAND -- 2.9%
   Baltimore, Maryland Series A
     (GO) (FGIC)
     7.500%, 10/15/00                    2,225           2,286
   Maryland State Callable 10/15/00
     @101.00 (GO)
     7.000%, 10/15/03                    2,300           2,377
                                                      --------
                                                         4,663
                                                      --------

--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
MASSACHUSETTS--1.2%
   Greenfield, Massachuesetts (BAN)
     3.500%, 01/14/00                  $ 2,000        $  2,000
                                                      --------
MICHIGAN--1.2%
   Michigan State Recreational
     Program (GO)
     5.625%, 11/01/00                    1,900           1,927
                                                      --------
MINNESOTA--6.1%
   Minnesota Rural Water Finance
     Authority Callable 08/02/99
     @ 100 (GIC) (RB)
     4.250%, 09/01/00                    3,000           3,007
   Minnesota State Callable
     08/01/00 @100.00 (GO)
     6.800%, 08/01/02                    2,500           2,541
   Minnesota State (GO)
     5.000%, 11/01/00                    3,000           3,028
   New Brighton, Industrial
     Development Authority, Unicare
     Nursing Homes Project (A) (B) (C)
     5.550%, 01/05/00                    1,400           1,400
                                                       -------
                                                         9,976
                                                       -------
MISSOURI--2.6%
   Kansas City, Municipal Assistance,
     Series C (RB) (AMBAC)
     5.875%, 04/15/00                    1,000           1,007
   Springfield, Industrial Development
     Authority, Pebblecreek Apartments
     (RB) (A) (B) (C)
     5.500%, 01/05/00                    1,200           1,200
   State, Health & Educational Facilities
     Authority, Cox Health Systems
     (RB) (A)
     4.700%, 01/01/00                    1,000           1,000
   State, Health & Educational Facilities
     Authority, The Washington
     University, Series D (RB) (A)
     4.700%, 01/01/00                    1,000           1,000
                                                       -------
                                                         4,207
                                                       -------
NEW JERSEY--9.2%
   Bayonne (BAN)
     4.000%, 07/14/00                    3,000           3,002
   Chatham Borough (BAN)
     3.400%, 02/01/00                      781             781
   Little Ferry, New Jersey (BAN)
     4.250%, 08/04/00                    1,287           1,292
   North Arlington, New Jersey (BAN)
     4.250%, 01/19/00                    3,000           3,000

                                                               [GRAPHIC OMITTED]
                                                                DECEMBER 31,1999
--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
   Rumson (BAN)
     4.000%, 04/19/00                   $  887         $   889
     3.375%, 05/12/00                      800             800
   State, Economic Development
     Authority, Peddie School Project
     (RB) (A) (B) (C)
     5.350%, 01/06/00                    1,350           1,350
   State, Economic
     Development Authority Series B
     (RB) (AMBAC) (A) (B) (C)
     4.500%, 01/01/00                    2,500           2,500
   State, Educational Facility
     Authority (RB)
     4.000%, 07/01/00                    1,335           1,337
                                                       -------
                                                        14,951
                                                       -------
NEW YORK--19.0%
   New York City, Municipal Water
     Finance Agency (RB) (FGIC) (A)
     4.500%, 01/01/00                    5,100           5,100
   New York City, Sub Series A-6
     (GO) (A) (B) (C)
     5.450%, 01/05/00                    5,230           5,230
   New York City, Sub Series A-10
     (GO) (A) (B) (C)
     4.500%, 01/01/00                    3,000           3,000
   New York City, Sub Series B-2
     (GO) (MGT) (A)
     4.500%, 01/01/00                    1,300           1,300
   New York City, Transitional Finance
     Authority, Series A-1
     (RB) (A) (B) (C)
     5.500%, 01/05/00                    8,000           8,000
   New York State Medical Care Facility
     Callable on 08/15/00 @102.00 (RB)
     7.875%, 08/15/08                    1,180           1,232
   State, Bridge Authority (RB)
     5.000%, 01/01/00                    1,090           1,090
   State, Energy Research &
     Development Authority,
     Brooklyn Union Gas Project,
     Series A-1 (A) (B) (C)
     5.450%, 01/05/00                    6,000           6,000
                                                       -------
                                                        30,952
                                                       -------
NORTH CAROLINA--3.1%
   Charlotte-Mecklenberg, North
     Carolina Hospital Authority, Health
     Care Systems, Series B
     (RB) (A) (B) (C)
     5.300%, 01/06/00                    4,000           4,000

--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
   Wake County, Carolina Power &
     Light Company (RB) (A) (B) (C)
     5.400%, 01/05/00                  $ 1,100        $  1,100
                                                      --------
                                                         5,100
                                                      --------
OKLAHOMA--1.8%
   Tulsa, University of Tulsa, Series B
     (RB) (MBIA) (A)
     5.500%, 01/05/00                    3,000           3,000
                                                      --------
TENNESSEE--2.2%
   Morristown, Industrial Development
     Board, Williamhouse Regency
     (RB) (A) (B)
     5.750%, 01/05/00                    1,600           1,600
   Nashville & Davidson Counties,
     Old Hickory Towers, Series A
     (RB) (A) (B) (C)
     5.650%, 01/05/00                    2,000           2,000
                                                       -------
                                                         3,600
                                                       -------
TEXAS--1.5%
   Harris County, Series C (RB) (A)
     5.000%, 08/01/15                    2,000           2,000
   Texas State (GO)
     5.375%, 01/05/00                      500             505
                                                       -------
                                                         2,505
                                                       -------
WASHINGTON--6.3%
   Chelan County, Public Utility District,
     Chelan Hydro Project, Series A
     (RB) (MBIA) (A)
     5.500%, 01/05/00                    2,040           2,040
   Seattle, Washington Drain &
     Wastewater (RB)
     4.000%, 11/01/00                      550             550
   State (GO)
     4.700%, 10/01/00                    3,000           3,018
     6.375%, 08/01/10                    3,200           3,248
   State, Health Care Facility, Fred
     Hutchinson Cancer Center
     (RB) (A)
     4.500%, 01/01/00                    1,500           1,500
                                                       -------
                                                        10,356
                                                       -------
Total Municipal Bonds
   (Cost $119,544)                                     119,544
                                                       -------

COMMERCIAL PAPER--17.4%
FLORIDA--9.1%
   Jacksonville, Florida (TECP)
     3.800%, 01/10/00                    5,000           5,000
     3.400%, 01/12/00                    3,000           3,000

STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------
DESCRIPTION                   PAR (000)/SHARES     VALUE (000)
--------------------------------------------------------------------------------
   Sunshine State (TECP)
     3.700%, 01/18/00                  $ 2,800         $ 2,800
     3.300%, 02/14/00                    4,000           4,000
                                                       -------
                                                        14,800
                                                       -------
GEORGIA--2.8%
   Municipal Electrical Authority of Georgia
     (TECP)
     3.750%, 02/01/00                    4,600           4,600
                                                       -------
MARYLAND--2.5%
   Baltimore County, Maryland (TECP)
     3.750%, 04/10/00                    4,000           4,000
                                                       -------
MASSACHUSETTS--1.2%
   Massachusetts Bay Transit Authority
     (TECP)
     3.650%, 01/21/00                    2,000           2,000
                                                       -------
TEXAS--1.8%
   Austin Texas (TECP)
     3.800%, 02/07/00                    3,000           3,000
                                                       -------
Total Commercial Paper
   (Cost $28,400)                                       28,400
                                                       -------

CASH EQUIVALENTS--8.9%
   Goldman Sachs Tax-Free
     Money Market                    7,906,000           7,906
   SEI Institutional Tax-Free
     Portfolio                       6,652,000           6,652
                                                       -------
Total Cash Equivalents
   (Cost $14,558)                                       14,558
                                                       -------
Total Investments--99.5%
   (Cost $162,502))                                    162,502
                                                       -------
OTHER ASSETS AND LIABILITIES, NET--0.5%                    742
                                                       -------

NET ASSETS:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 137,737,921 outstanding shares of
     beneficial interest                               137,738
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 25,508,227 outstanding shares of
     beneficial interest                                25,508
   Accumulated net realized loss on
     investments                                            (2)
                                                      --------
Total Net Assets--100.0%                              $163,244
                                                      ========
--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                          $  1.00
                                                       =======
Net Asset Value, Offering and Redemption Price
   Per Share -- Class A                                $  1.00
                                                       =======

(A) VARIABLE RATE SECURITY. THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 1999.
(B) PUT OR DEMAND FEATURES EXIST REQUIRING THE ISSUER TO REPURCHASE THE INSTRUMENT PRIOR TO MATURITY.
(C) SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT OR OTHER CREDIT SUPPORT.
(D) THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS REPRESENTS THE
    SECURITY'S DISCOUNT RATE AT PURCHASE.
BAN -- BOND ANTICIPATION NOTE
GIC -- GUARANTEED INVESTMENT CONTRACT
GO -- GENERAL OBLIGATION
RB -- REVENUE BOND
TECP -- TAX EXEMPT COMMERCIAL PAPER
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR
CERTAIN SECURITIES AS DEFINED IN THE STATEMENT OF
NET ASSETS:
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
FGIC -- FEDERAL GUARANTY INSURANCE COMPANY
FSA -- FINANCIAL SECURITIES ASSURANCE
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
MGT -- MORGAN GUARANTY TRUST

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


U.S. TREASURY SECURITIES PLUS MONEY MARKET FUND
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--58.9%
   U. S.  Treasury Bills (A)
     5.190%, 01/20/00                  $ 3,000         $ 2,992
     5.550%, 05/25/00                    2,000           1,955
   U.S. Treasury Notes
     6.375%, 01/15/00                   13,000          13,005
     5.375%, 01/31/00                   10,000          10,001
     5.500%, 04/15/00                    1,000           1,000
     5.625%, 04/30/00                    3,000           2,999
     5.375%, 07/31/00                    3,000           2,997
                                                       -------
Total U.S. Treasury Obligations
   (Cost $34,949)                                       34,949
                                                       -------
28

                                                               [GRAPHIC OMITTED]

                                                                DECEMBER 31,1999

--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--40.0%
   Barclays
     2.860%, dated 12/31/99,
     matures 01/03/00, repurchase
     price $2,466,395 (collaterized
     by U.S. Treasury Bill,
     total market value
     $2,515,165) (B)                 $ 2,466         $ 2,466
   J.P. Morgan
     2.860%, dated 12/31/99, matures
     01/03/00, repurchase price
     $7,081,080 (collaterized
      by U.S. Treasury Note,
      total market value
     $7,221,455) (B)                   7,079           7,079
   Morgan
     2.860%, dated 12/31/99, matures
     01/03/00, repurchase price
     $1,573,202 (collaterized by
      U.S. Treasury Bill, total
      market value
     $1,607,947) (B)                   1,573           1,573
   Warburg
     2.860%, dated 12/31/99, matures
     01/03/00, repurchase price
     $12,621,614 (collaterized
     by U.S. Treasury Note,
     total market value
     $12,871,667) (B)                  12,619         12,619
                                                     -------
Total Repurchase Agreements
   (Cost $23,737)                                     23,737
                                                     -------
Total Investments--98.9%
   (Cost $58,686)                                     58,686
                                                     -------
OTHER ASSETS AND LIABILITIES, NET--1.1%                  654
                                                     -------

NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value) based
     on 59,358,368 outstanding shares of
     beneficial interest                              59,358
   Accumulated net realized loss on
     investments                                         (18)
                                                     -------
Total Net Assets--100.0%                             $59,340
                                                     =======
Net Asset Value, Offering and Redemption
   Price Per Share                                   $  1.00
                                                     =======
(A) THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS REPRESENTS THE SECURITY'S DISCOUNT RATE AT PURCHASE.
(B) TRI-PARTY REPURCHASE AGREEMENT.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


INSTITUTIONAL SELECT MONEY MARKET FUND
--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER--91.8%
BANKS--22.2%
   Abbey National Bank
     6.180%, 01/10/00                  $ 3,500         $ 3,495
     5.920%, 01/14/00                    1,000             998
     5.900%, 03/07/00                    4,000           3,957
   Abn-Amro
     6.270%, 01/06/00                      500             500
   Agfc
     5.960%, 02/04/00                    2,000           1,989
   Australia New Zealand Bank
     5.880%, 02/04/00                      400             398
     6.020%, 02/14/00                    5,000           4,963
     5.850%, 02/22/00                    5,000           4,958
   Bank of America
     5.890%, 01/10/00                    2,000           1,997
     5.750%, 01/25/00                    2,000           1,992
     5.850%, 01/26/00                    1,000             996
   Bank of Nova Scotia
     5.870%, 01/05/00                    3,000           2,998
     6.000%, 01/13/00                    1,000             998
     5.910%, 02/09/00                    5,000           4,968
   Bankamerica
     5.400%, 01/26/00                    2,000           1,993
     4.940%, 02/01/00                    1,000             996
     5.880%, 03/10/00                    4,000           3,955
   Deutsche Bank
     5.930%, 01/14/00                    5,000           4,989
   Ilfc
     5.800%, 02/23/00                    2,000           1,983
   Rabobank
     5.820%, 06/08/00                    5,000           4,871
     5.830%, 06/08/00                    2,000           1,949
   Royal Bank of Canada
     6.150%, 01/20/00                    5,000           4,984
   Wells Fargo
     5.740%, 03/10/00                    5,000           4,945
     5.830%, 03/10/00                    2,200           2,175
     5.970%, 03/15/00                    2,500           2,469
     5.860%, 03/17/00                    5,000           4,938
                                                       -------
                                                        75,454
                                                       -------
DRUGS--0.6%
   American Home Products
     5.720%, 01/18/00                    2,000           1,995
                                                       -------
ELECTRICAL SERVICES--7.6%
   Georgia Power
     5.710%, 02/01/00                    2,000           1,990
     5.750%, 02/02/00                    2,000           1,990
     5.900%, 02/10/00                    4,500           4,471
     5.900%, 03/10/00                    4,500           4,449

STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
   Pacificorp
     5.710%, 01/20/00                  $ 3,000         $ 2,991
   Southern California Edison
     5.920%, 01/18/00                    5,000           4,986
     6.080%, 02/11/00                    5,000           4,965
                                                       -------
                                                        25,842
                                                       -------
FINANCIAL SERVICES--43.1%
   American General Finance
     6.050%, 01/24/00                    2,000           1,992
     5.870%, 01/31/00                    4,000           3,980
     5.900%, 02/03/00                    2,000           1,989
     5.810%, 02/15/00                    3,000           2,978
   Associates Financial Services
     5.950%, 02/03/00                    4,500           4,475
     5.950%, 02/09/00                    3,000           2,981
   Cargill Financial
     6.700%, 01/14/00                    2,000           1,995
     5.720%, 01/19/00                    3,144           3,135
     5.420%, 01/21/00                    5,000           4,985
   Cargill Global
     5.080%, 02/10/00                    3,000           2,983
   Centric Capital Funding
     5.960%, 01/18/00                    2,000           1,994
     6.050%, 01/18/00                      750             748
     5.800%, 02/01/00                    2,000           1,990
     5.920%, 03/09/00                    5,800           5,735
   Ciesco
     5.830%, 01/18/00                    2,000           1,994
     6.050%, 01/18/00                      450             449
     5.900%, 01/20/00                    2,000           1,994
     5.875%, 01/25/00                    2,000           1,992
   Ford Motor Credit
     5.820%, 01/19/00                    3,000           2,991
     5.930%, 01/21/00                    2,000           1,993
   General Electric Capital Services
     5.970%, 02/04/00                    2,000           1,989
     5.810%, 02/16/00                    5,000           4,963
     5.810%, 02/17/00                    3,000           2,977
     5.920%, 03/02/00                    3,000           2,970
   GMAC
     6.090%, 01/18/00                    2,000           1,994
     5.860%, 01/26/00                    1,500           1,494
     5.810%, 01/27/00                    4,000           3,983
     5.960%, 02/01/00                    2,000           1,990
     5.900%, 02/02/00                    2,000           1,990
     5.450%, 02/08/00                    2,000           1,988
     5.850%, 02/24/00                      250             248
   Goldman Sachs
     6.000%, 01/28/00                    2,000           1,991
     5.670%, 02/01/00                    2,000           1,990
     5.980%, 02/10/00                    2,000           1,987
     5.980%, 02/11/00                    2,000           1,986



--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
     5.960%, 02/14/00                  $ 2,000         $ 1,985
     5.910%, 03/08/00                    3,000           2,967
   GTE Funding
     5.870%, 01/18/00                    3,800           3,789
     5.880%, 01/20/00                    3,000           2,991
     5.850%, 01/21/00                      400             399
     5.930%, 02/24/00                    2,000           1,982
   JP Morgan
     5.400%, 01/18/00                    2,000           1,995
   Merrill Lynch
     5.830%, 01/21/00                    3,000           2,990
     5.930%, 01/28/00                    2,000           1,991
     5.860%, 01/31/00                    3,000           2,985
     5.960%, 01/31/00                    5,000           4,975
     5.050%, 02/01/00                    1,000             996
     5.950%, 03/31/00                      790             778
   Paccar Financial
     5.950%, 01/20/00                    1,850           1,844
     5.820%, 03/03/00                    4,000           3,960
   Toyota Motor Credit
     5.950%, 01/18/00                    3,000           2,992
   Transamerica Finance
     6.000%, 01/11/00                      515             514
     6.070%, 02/08/00                    1,000             994
     5.720%, 02/09/00                    2,000           1,988
     5.890%, 02/25/00                      900             892
     5.850%, 03/10/00                    5,000           4,944
     5.770%, 03/20/00                    3,000           2,962
     5.820%, 03/20/00                    2,000           1,974
   Usaa Capital
     5.870%, 01/25/00                    3,500           3,486
     5.940%, 01/31/00                    1,000             995
                                                       -------
                                                       146,281
                                                       -------
HOUSEHOLD PRODUCTS--1.7%
   Gillette
     5.930%, 01/14/00                    5,000           4,989
     6.000%, 01/14/00                      907             905
                                                       -------
                                                         5,894
                                                       -------
LEASING & RENTING--3.5%
   International Lease Finance
     5.730%, 02/14/00                    4,000           3,972
     5.870%, 02/14/00                    5,000           4,964
     5.800%, 02/23/00                    3,000           2,974
                                                       -------
                                                        11,910
                                                       -------
LEISURE PRODUCTS--1.6%
   Hasbro
     5.880%, 01/03/00                    2,445           2,444
     5.870%, 01/11/00                    3,000           2,995
                                                       -------
                                                         5,439
                                                       -------

                                                               [GRAPHIC OMITTED]
                                                                DECEMBER 31,1999

--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
MACHINERY--1.5%
   Deere
     5.900%, 02/07/00                  $ 5,000         $ 4,970
                                                       -------
MISCELLANEOUS BUSINESS SERVICES--2.1%
   AT&T
     5.860%, 01/13/00                    7,000           6,986
                                                       -------
PETROLEUM & FUEL PRODUCTS--2.9%
   Colonial Pipeline
     5.800%, 02/04/00                    2,100           2,089
     6.050%, 02/24/00                    2,000           1,982
     5.750%, 04/04/00                    3,000           2,955
     5.820%, 04/26/00                    3,000           2,944
                                                       -------
                                                         9,970
                                                       -------
PRINTING & PUBLISHING--0.9%
   McGraw Hill
     6.200%, 01/21/00                    3,000           2,990
                                                       -------
UTILITIES--4.1%
   National Rural Utilities
     5.800%, 01/24/00                    4,000           3,985
     5.850%, 03/06/00                    3,000           2,968
     5.900%, 03/07/00                    3,000           2,968
     5.850%, 03/14/00                    2,000           1,976
     5.920%, 03/21/00                    2,000           1,974
                                                       -------
                                                        13,871
                                                       -------
Total Commercial Paper
   (Cost $311,602)                                     311,602
                                                       -------

U.S. GOVERNMENT AGENCY OBLIGATIONS--4.9%
   Federal Home Loan Bank
     5.150%, 03/17/00                    2,000           2,000
     5.220%, 03/17/00                    2,000           2,000
     5.150%, 05/10/00                    2,000           2,000
     5.170%, 05/24/00                      600             600
     5.520%, 06/22/00                    1,000           1,000
     6.040%, 09/01/00                    1,350           1,350
     6.210%, 01/12/01                    2,750           2,750
     6.280%, 01/12/01                    5,000           5,000
                                                       -------
Total U.S. Government Agency
   Obligations
   (Cost $16,700)                                       16,700
                                                       -------

CORPORATE OBLIGATIONS--1.3%
   Associates Corporation of North America
     6.000%, 03/15/00                      500             501
   Bell Atlantic Financial Services (MTN)
     6.710%, 02/03/00                      900             901

--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
   Federal National Mortgage Association
     5.900%, 12/01/00                  $ 2,000         $ 1,997
   GMAC (MTN)
     6.875%, 06/01/00                    1,000           1,006
                                                       -------
Total Corporate Obligations
   (Cost $4,405)                                         4,405
                                                       -------

CERTIFICATE OF DEPOSIT--0.6%
   Toronto Dominion
     5.060%, 04/17/00                    2,000           2,000
                                                       -------
Total Certificate of Deposit
   (Cost $2,000)                                         2,000
                                                       -------

REPURCHASE AGREEMENTS--4.1%
   J.P. Morgan
     2.790%, dated 12/31/99,
     matures 01/03/00, repurchase
     price $3,745,834 (collaterized
     by U.S. Treasury Note, total
     market value $3,820,703) (A)        3,745           3,745
   Lehman Brothers 2.790%, dated
     12/31/99, matures 01/03/00,
     repurchase price $10,268,335
     (collaterized by U.S. Treasury
      Note, total market value
     $10,473,283) (A)                   10,266          10,266
                                                       -------
Total Repurchase Agreements
   (Cost $14,011)                                       14,011
                                                       -------
Total Investments--102.7%
   (Cost $348,718)                                     348,718
                                                       -------
OTHER ASSETS AND LIABILITIES, NET-- (2.7%)              (9,146)
                                                       -------

NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value) based
     on 339,576,312 outstanding shares
     of beneficial interest                            339,576
   Accumulated net realized loss on
     investments                                            (4)
                                                      --------
Total Net Assets -- 100.0%                            $339,572
                                                      ========

Net Asset Value, Offering and Redemption
   Price Per Share                                    $   1.00
                                                      ========
(A) TRI-PARTY REPURCHASE AGREEMENT.
MTN -- MEDIUM TERM NOTE

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS


FIXED INCOME FUND
--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--36.8%
   Federal Farm Credit Bank (MTN)
     5.770%, 07/20/05                  $ 5,000         $ 4,741
   Federal Home Loan Bank
     6.250%, 11/06/02                    5,000           4,921
     5.785%, 03/17/03                    5,000           4,867
     7.200%, 10/30/12                    5,000           4,751
   Federal Home Loan Mortgage
     Corporation
     6.300%, 06/01/04                    3,000           2,911
     6.130%, 02/27/06                    1,600           1,535
     7.585%, 09/19/06                    1,000             984
   Federal National Mortgage
     Association
     6.990%, 07/09/07                    5,000           4,844
     5.750%, 02/15/08                    5,000           4,615
     6.375%, 06/15/09                    4,982           4,756
   Federal National Mortgage
     Association (MTN)
     6.360%, 10/23/02                    5,000           4,960
     6.580%, 06/24/04                    3,250           3,174
     6.760%, 07/16/07                    5,000           4,876
     6.560%, 12/10/07                    5,000           4,742
     6.810%, 12/18/07                    5,000           4,696
     6.620%, 12/28/07                    4,000           3,746
     6.240%, 01/14/08                    5,000           4,619
     6.290%, 04/23/08                    5,000           4,648
                                                       -------
Total U.S. Government Agency Obligations
   (Cost $77,784)                                       74,386
                                                       -------

CORPORATE BONDS--27.1%
AGRICULTURE--1.3%
   Pioneer Hi-Bred International
     5.750%, 01/15/09                    3,000           2,674
                                                       -------
CHEMICALS--0.5%
   E.I. DuPont de Nemours
     6.750%, 10/15/02                    1,000             994
                                                       -------
DRUGS--3.0%
   American Home Products
     6.500%, 10/15/02                    2,250           2,216
   Eli Lilly
     6.250%, 03/15/03                    2,000           1,952
   SmithKline Beecham (MTN)
     6.625%, 10/01/05                    2,000           1,940
                                                       -------
                                                         6,108
                                                       -------
ENTERTAINMENT--1.2%
   Walt Disney Company (MTN)
     5.125%, 12/15/03                    2,500           2,337
                                                       -------
--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
FINANCIAL SERVICES--12.5%
   Bear Stearns
     6.150%, 03/02/04                  $ 3,000         $ 2,850
   CITI Group Holdings (MTN)
     6.250%, 11/22/01                    5,000           4,931
   Ford Motor Credit
     5.125%, 10/15/01                    3,000           2,910
   Ford Motor Credit Global Bond
     6.700%, 07/16/04                    5,000           4,900
   General Electric Capital
     5.280%, 01/08/02                    4,000           3,880
   GMAC
     5.750%, 11/10/03                    3,000           2,850
   Lehman Brothers
     6.625%, 04/01/04                    2,000           1,927
   Toyota Motor Credit
     5.625%, 11/13/03                    1,000             952
                                                       -------
                                                        25,200
                                                       -------
INDUSTRIAL--3.8%
   Anheuser Busch
     6.750%, 06/01/05                    1,000             971
   Colgate Palmolive (MTN)
     5.270%, 12/01/03                    3,250           3,031
   IBM (MTN)
     5.100%, 11/10/03                    4,000           3,735
                                                       -------
                                                         7,737
                                                       -------
LEISURE PRODUCTS--1.4%
   Mattel (MTN)
     7.140%, 03/11/08                    3,000           2,868
                                                       -------
RETAIL--3.4%
   Sears Roebuck
     6.690%, 04/30/01                    3,000           2,970
   Walmart Stores
     6.550%, 08/10/04                    4,000           3,930
                                                       -------
                                                         6,900
                                                       -------
   Total Corporate Bonds
     (Cost $57,065)                                     54,818
                                                       -------

U.S. TREASURY OBLIGATIONS--18.4%
   U.S. Treasury (STRIPS) (B)
     0.000%, 02/15/03                    3,000           2,466
   U.S. Treasury Notes
     5.875%, 11/30/01                    2,000           1,987
     5.500%, 03/31/03                    5,000           4,875
     5.250%, 08/15/03                    9,000           8,675
     6.000%, 08/15/04                    5,000           4,920
     6.125%, 08/15/07                    5,000           4,876
     5.500%, 05/15/09                    5,000           4,660
     6.000%, 08/15/09                    5,000           4,844
                                                       -------
Total U.S. Treasury Obligations
   (Cost $38,816)                                       37,303
                                                       -------

                                                               [GRAPHIC OMITTED]
                                                                DECEMBER 31,1999

--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS--13.0%
   Alabama State, Housing Finance
     Authority (RB)
     7.625%, 08/01/10                  $   750     $   772
   Arkansas State, Development
     Finance Authority (RB)
     9.750%, 11/15/05                      509         534
   Baltimore, Maryland, City Parking,
     Series B (RB) (FGIC)
     7.950%, 07/01/03                      510         522
   Buffalo, New York, Pens System,
     Series D (GO) (FGIC)
     8.500%, 08/15/03                      360         375
   Camden County, New Jersey
     Improvement Authority, Series A,
     Callable 07/01/03 @ 100.5 (RB)
     7.200%, 01/01/04                    2,200       2,178
   Collier County, Florida, Water &
     Sewer Authority, Series A
     (RB) (FGIC)
     6.300%, 07/01/04                      450         433
     6.750%, 07/01/08                      790         751
   Fort Myers, Florida, Improvement
     Authority, Series B (RB) (AMBAC)
     8.450%, 12/01/03                      645         672
   Gillette, Wyoming,
     Community Program (SOB)
     10.250%, 01/01/11                   1,095       1,150
   Houston, Texas, Airport Systems
     (RB) (FGIC)
     6.100%, 07/01/01                    1,260       1,246
   Metropolitan Washington D.C. &
     Virginia Airport Authority
     (RB) (MBIA)
     6.900%, 10/01/08                    1,980       1,901
   Michigan State, Higher Education
     Student Loan Authority,
     Series XV-C (RB)
     7.250%, 09/01/02                      775         769
   Minneapolis & St. Paul, Minnesota,
     Metropolitan Airports Authority,
     Series 9 (GO)
     8.600%, 01/01/10                      900         953
   Monrovia, California Redevelopment
     Agency (AMBAC)
     8.100%, 05/01/01                      650         660
   New Hampshire State, Business
     Finance Authority, Series A (RB)
     8.600%, 11/01/12                    2,165       2,268
   New Hampshire State, Pease
     Development Authority (GO)
     7.050%, 07/01/06                      410         414
--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
   New Jersey State (COP)
     8.000%, 12/15/02                  $   800      $      804
   New Jersey State, Economic
     Development Authority,
     Callable 09/15/02 @ 102 (RB)
     7.800%, 03/15/07                    1,645           1,670
   Oklahoma City, Oklahoma Airport
     Trust, Junior Lien,
     Series 21 (RB) (MBIA)
     6.750%, 07/01/05                    1,010             982
   Oklahoma City, Oklahoma Airport
     Trust, Senior Lien, Series 17 (RB)
     8.300%, 10/01/12                    2,015           2,050
   Oklahoma State, Single Family
     Housing Finance Agency, Callable
     09/01/04 @ 102 (RB) (MBIA)
     8.700%, 09/01/13                      440             443
   Palm Beach County, Florida, Airport
     Systems Revenue, Callable
     10/01/99 @ 102 (RB) (MBIA)
     9.500%, 10/01/10                    1,100           1,127
   Raleigh, North Carolina, North
     Carolina State University, Callable
     12/15/02 @ 102 (RB) (MBIA)
     7.700%, 12/15/07                    1,175           1,191
   Secaucus, New Jersey, Municipal
     Utilities Authority (RB)
     8.500%, 12/01/06                      600             630
   Vero Beach, Florida, Water & Sewer
     Authority, Series A (RB) (FGIC)
     6.400%, 12/01/08                    1,885           1,748
                                                       -------
Total Taxable Municipal Bonds
   (Cost $26,543)                                       26,243
                                                       -------

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS--1.2%
   Federal Home Loan Mortgage
     9.500%, 10/01/04                       41              43
     9.500%, 07/01/06                       10              10
     8.000%, 06/01/07                       99             101
     9.000%, 08/01/08                       39              40
    10.000%, 02/01/09                       34              37
     9.250%, 05/01/09                      235             247
     9.500%, 08/01/09                       25              27
     8.750%, 09/01/09                       26              27
    10.000%, 04/01/10                       18              20
     8.750%, 09/01/10                       63              66
     9.500%, 09/01/10                       62              66
     9.750%, 11/01/10                       76              82
    10.250%, 11/01/10                       12              13
     9.500%, 03/01/11                       12              12
     9.500%, 04/01/11                       52              55
    10.000%, 05/01/11                       55              59

STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------
DESCRIPTION                       PAR (000)/SHARES   VALUE (000)
--------------------------------------------------------------------------------
    10.000%, 12/01/13                    $  19         $    20
     8.750%, 07/01/15                       16              17
     9.250%, 08/01/15                      120             126
     9.000%, 10/01/15                       47              49
     6.500%, 04/15/16                      253             253
     9.500%, 09/01/16                       12              13
     9.000%, 10/01/16                       20              21
     9.500%, 11/01/16                       28              30
     8.500%, 07/01/17                       28              29
     9.000%, 10/01/19                      120             125
   Federal National Mortgage Association
     6.950%, 05/25/06                      377             375
     8.000%, 03/01/07                       90              91
     7.000%, 04/01/07                       91              88
     9.000%, 03/01/09                       30              32
     8.500%, 08/01/17                       40              41
     6.700%, 09/25/18                       31              31
     8.000%, 01/25/19                       79              79
   Government National Mortgage
     Association
     9.000%, 03/15/08                       20              21
     9.000%, 11/15/08                       81              85
     9.500%, 10/15/20                       37              40
                                                       -------
Total U.S. Government Mortgage-Backed
   Obligations
   (Cost $2,413)                                         2,471
                                                       -------

MORTGAGE-BACKED SECURITY--1.5%
   EAB Lease Receivables Trust (A)
     5.660%, 09/15/02                    3,000           2,963
                                                       -------
Total Mortgage-Backed Security
   (Cost $3,000)                                         2,963
                                                       -------

ASSET-BACKED SECURITY--0.5%
   Discover Card Master Trust
     6.200%, 05/16/06                    1,000             971
                                                       -------
Total Asset-Backed Security
   (Cost $979)                                             971
                                                       -------

CASH EQUIVALENTS--0.3%
   SEI Liquid Asset Trust --
      Government Portfolio             372,000             372
   SEI Liquid Asset Trust --
      Treasury Portfolio               332,000             332
                                                       -------
Total Cash Equivalents
   (Cost $704)                                             704
                                                       -------
Total Investments--98.8%
   (Cost $207,304)                                     199,859
                                                       -------
OTHER ASSETS AND LIABILITIES, NET--1.2%                  2,518
                                                       -------
--------------------------------------------------------------------------------
DESCRIPTION                                          VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
   Portfolio Shares of Class I
    (unlimited authorization -- no
     par value) based on 19,459,811
     outstanding shares of
     beneficial interest                              $198,903
   Portfolio Shares of Class A
    (unlimited authorization -- no par value)
     based on 387,573 outstanding shares of
     beneficial interest                                 4,495
   Portfolio Shares of Class B (unlimited
     authorization -- no par value) based
     on 780,368 outstanding shares of
     beneficial interest                                 8,243
   Undistributed net investment income                       2
   Accumulated net realized loss on
     investments                                        (1,821)
   Net unrealized depreciation on investments           (7,445)
                                                      --------
Total Net Assets -- 100.0%                            $202,377
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                         $   9.81
                                                      ========
Net Asset Value and Redemption Price
   Per Share -- Class A                               $   9.79
                                                      ========
Maximum Public Offering Price
   Per Share -- Class A ($9.79 / 95.75%)              $  10.22
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class B (1)                     $   9.84
                                                      ========

(1) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE.
(A) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS NORMALLY EXEMPT FROM REGISTRATION TO QUALIFIED INSTITUTIONAL INVESTORS.
(B) ZERO COUPON BOND -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS REPRESENTS THE SECURITY'S EFFECTIVE YIELD AT PURCHASE.
COP -- CERTIFICATE OF PARTICIPATION
GO -- GENERAL OBLIGATION
MTN -- MEDIUM TERM NOTE
RB -- REVENUE BOND
SOB -- SPECIAL OBLIGATION BOND
STRIPS -- SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL SECURITIES.
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR CERTAIN SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS:
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
FGIC -- FEDERAL GUARANTY INSURANCE COMPANY
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                               [GRAPHIC OMITTED]

                                                               DECEMBER 31,1999


HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
DESCRIPTION                             SHARES     VALUE (000)
--------------------------------------------------------------------------------
MUTUAL FUNDS--99.5%
   SEI Institutional Managed Trust
     High Yield Bond Fund -- Class A    918,012     $9,226
                                                    ------
Total Mutual Funds
   (Cost $9,639)                                     9,226
                                                    ------
Total Investments--99.5%
   (Cost $9,639)                                     9,226
                                                    ------
OTHER ASSETS AND LIABILITIES, NET--0.5%                 42
                                                    ------

NET ASSETS:
   Portfolio Shares of Class I
    (unlimited authorization --
     no par value) based
     on 369,372 outstanding shares of
     beneficial interest                              3,651
   Portfolio Shares of Class A
    (unlimited authorization -- no
     par value) based
     on 21,904 outstanding shares of
     beneficial interest                                221
   Portfolio Shares of Class B
     (unlimited authorization -- no
     par value) based on 590,817
     outstanding shares of
     beneficial interest                              5,876
   Overdistributed net investment income                 (1)
   Accumulated net realized loss on
     investments                                        (66)
   Net unrealized depreciation on investments          (413)
                                                     ------
Total Net Assets -- 100.0%                           $9,268
                                                     ======
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                        $ 9.45
                                                     ======
Net Asset Value and Redemption Price
   Per Share -- Class A                              $ 9.44
                                                     ======
Maximum Public Offering Price Per
   Share -- Class A ($9.44 / 95.75%)                 $ 9.86
                                                     ======
Net Asset Value, Offering and Redemption
   Price Per Share -- Class B (1)                    $ 9.43
                                                     ======
(1) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NEW JERSEY MUNICIPAL SECURITIES FUND
--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS--98.6%
NEW JERSEY--91.8%
   Atlantic County (GO) (MBIA)
     5.400%, 12/01/05                   $  400          $  410
   Atlantic County, Improvement
     Authority, Convention
     Center Project (RB) (MBIA)
     7.375%, 07/01/10                      400             449
   Bayonne (GO) (AMBAC)
     6.200%, 07/15/01                      300             308
   Bayonne (GO) (FGIC)
     5.900%, 05/01/05                      150             157
   Bayonne, Municipal Authority, Water
     Systems (RB) (MBIA)
     5.000%, 01/01/12                      500             478
   Bergen County (GO)
     5.125%, 06/15/05                      220             223
   Bergen County, General
     Improvement Bonds (GO)
     5.250%, 08/15/00                      300             302
   Bergen County, Utilities Authority,
     Series A (RB) (FGIC)
     6.100%, 06/15/04                      500             525
   Bergen County, Utilities Authority
     Water Pollution Control, Callable
     12/15/07 @ 101 (RB) (FGIC)
     5.000%, 12/15/13                    1,000             936
   Bergen County, Water Pollution
     Authority (RB) (FGIC)
     4.750%, 12/15/15                      900             790
   Burlington County (GO)
     5.200%, 10/01/07                      700             707
     4.850%, 07/15/13                      500             462
   Camden County (GO) (FGIC)
     5.000%, 02/01/04                      200             202
   Camden County (GO) (MBIA)
     5.600%, 06/01/03                      200             204
   Camden County, Health Systems--
     Catholic Health East,
     Series B (RB) (AMBAC)
     5.000%, 11/15/18                      500             439
   Cape May County, Municipal Utilities
     Authority (RB) (AMBAC)
     5.000%, 08/01/03                      800             808
   Cherry Hill Township Callable
     07/15/09 @ 100 (GO) (FGIC)
     5.250%, 07/15/19                      500             457
   Cherry Hill Township (GO)
     5.250%, 07/15/11                      500             497

STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
   Clinton Township (GO)
     7.350%, 08/01/01                   $  300          $  312
   Delaware River & Bay Authority
     (RB) (FGIC)
     5.350%, 01/01/14                    1,000             980
   Delaware River, Pennsylvania &
     New Jersey Port Authority
     (RB) (FGIC)
     5.400%, 01/01/13                    1,000             992
   Dover Township (GO) (AMBAC)
     6.000%, 10/15/03                      200             209
   Edison Township (GO)
     5.400%, 06/01/02                      250             254
   Edison Township (GO) (AMBAC)
     4.500%, 01/01/02                      500             499
     4.800%, 01/01/05                      300             300
   Elizabeth, Additional School
     Building Aid (GO)
     9.000%, 03/01/01                      150             157
   Elizabeth, School Board (GO) (MBIA)
     7.000%, 03/15/04                      250             271
   Essex County (GO) (FSA)
     6.300%, 12/01/03                      300             313
   Essex County (GO) (MBIA)
     4.750%, 07/15/07                      200             197
   Essex County, Improvement
     Authority (RB) (AMBAC)
     4.875%, 12/01/02                      300             302
     5.000%, 12/01/08                      250             248
   Essex County, Jail & Youth
     Housing (RB)
     6.500%, 12/01/06                      345             373
   Essex County, Property &
     Equipment (RB)
     5.850%, 12/01/03                      300             308
   Essex County, Utilities Authority,
     Solid Waste Revenue (RB) (FSA)
     5.000%, 04/01/04                      250             252
   Evesham Township, Callable
     03/01/09 @ 100 (GO) (FGIC)
     4.600%, 03/01/19                    1,000             834
   Evesham Township (GO) (FGIC)
     5.000%, 09/15/12                      500             476
   Fort Lee (GO)
     4.850%, 02/01/02                      250             251
   Franklin Township (GO)
     5.600%, 11/01/05                      400             412
   Gloucester County (GO) (AMBAC)
     5.000%, 09/01/03                      500             504
   Gloucester County, Improvement
     Authority, Landfill Project,
     Series A (RB)
     6.000%, 09/01/06                      300             308
--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
   Gloucester County, Solid Waste
     Resource Revenue (RB) (AMT)
     8.375%, 07/01/10                   $1,175         $ 1,177
   Greenwich Township (GO) (FSA)
     5.000%, 01/15/13                      500             471
     5.000%, 01/15/14                      800             737
   Hackensack (GO)
     6.100%, 06/01/05                      250             259
     6.100%, 06/01/07                      250             259
     4.900%, 03/15/09                      500             491
   Hackensack Meadowlands (RB)
     7.125%, 06/01/02                      385             394
   Hackettstown, Municipal Utility
     Authority, Series F (RB) (FGIC)
     5.050%, 10/01/04                      500             504
   Hudson County, Utility Authority (RB)
     11.875%, 07/01/06                     285             327
   Jersey City (GO)
     6.500%, 02/15/03                      370             388
     5.500%, 03/15/14                      500             496
   Kearny (GO) (FGIC)
     4.300%, 02/15/01                      500             499
     5.250%, 02/15/08                      600             607
   Long Branch, Sewer Authority
     (RB) (FGIC)
     4.900%, 06/01/02                      300             302
     5.200%, 06/01/05                      500             506
     5.250%, 06/01/06                      200             202
   Mercer County, Improvement
     Authority (RB) (MBIA)
     6.000%, 06/01/04                      250             258
   Mercer County, Improvement
     Authority, Ewing Board of Education
     Project (RB) (MBIA)
     6.300%, 05/15/07                      250             264
   Mercer County, Improvement
     Authority, Hamilton Board of
     Education Project (RB) (MBIA)
     5.500%, 06/01/01                      200             203
     4.900%, 12/15/05                      150             150
   Middlesex County (GO)
     5.000%, 10/01/05                      500             504
     5.000%, 10/01/09                      500             496
   Middlesex County, Property Tax (GO)
     5.800%, 10/01/10                      500             524
   Middlesex County, Utilities
     Authority (RB) (FGIC)
     5.000%, 12/01/12                      400             381
   Middlesex, Utilities Authority
     (RB) (FGIC)
     6.100%, 03/15/00                      200             201

                                                               [GRAPHIC OMITTED]

                                                               DECEMBER 31,1999
--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
   Middletown Township, Sewer
     Authority, Series A (RB) (FGIC)
     4.900%, 01/01/05                   $  800          $  799
   Monmouth County (RB) (MBIA)
     5.125%, 12/01/16                      500             457
   Monmouth County, Improvement
     Authority (RB) (FSA)
     5.450%, 07/15/13                      850             844
   Monmouth County, Improvement
     Authority (RB) (MBIA)
     5.000%, 12/01/08                      250             248
   Moorestown Township (GO) (AMBAC)
     6.000%, 09/01/07                      300             312
   Morristown (GO) (FSA)
     5.500%, 08/01/01                      100             102
   Mount Laurel Township (GO)
     4.650%, 08/01/05                      500             495
   New Brunswick (GO) (FGIC)
     6.400%, 07/15/03                      400             411
   New Brunswick (GO) (MBIA)
     4.700%, 09/15/09                      500             479
   New Brunswick, Housing Authority
     (RB) (FGIC)
     4.750%, 07/01/18                      500             426
   New Brunswick, Parking Authority
     (RB) (FGIC)
     5.000%, 01/01/20                      500             435
   Newark, Board of Education Bonds
     (GO) (MBIA)
     5.875%, 12/15/11                      370             382
   Newark, Housing Finance, Fairview
     & Lock Street Project (RB)
     6.150%, 02/01/13                      495             506
   North Bergen Township (GO) (MBIA)
     4.400%, 08/01/01                      500             500
   North Bergen Township, Municipal
     Utilities Authority (RB) (FGIC)
     4.800%, 12/15/03                      300             301
   North Brunswick Township (GO)
     5.000%, 05/15/12                    1,000             952
   North Brunswick Township
     (GO) (FGIC)
     5.000%, 02/01/10                      750             736
   North Jersey District, Water Supply,
     Wanaque North Project,
     Series A (RB) (MBIA)
     4.875%, 11/15/09                      250             243
     5.000%, 11/15/10                      500             488
   North Jersey District, Water Supply,
     Wanaque South Project (RB) (MBIA)
     5.400%, 07/01/02                      300             306
     5.500%, 07/01/03                      200             205

--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
   Ocean County (GO)
     4.600%, 11/01/03                   $  500          $  499
     5.800%, 09/01/10                      500             523
   Ocean Township (GO) (MBIA)
     5.400%, 06/01/15                      250             256
   Old Tappan, Board of Education
     (GO) (FGIC)
     5.100%, 04/01/18                      500             449
   Parsippany Troy Hills Township (GO)
     4.700%, 12/01/03                      500             501
     4.700%, 12/01/04                      400             399
   Parsippany Troy Hills Township
     (GO) (MBIA)
     5.000%, 12/01/15                      500             451
   Passaic County (GO) (FGIC)
     4.750%, 09/01/04                      500             501
   Passaic County (GO) (MBIA)
     4.450%, 05/01/04                      200             198
   Passaic County, Cash Flow
     Management Project (GO)
     6.400%, 11/15/01                      300             311
   Paterson (GO)
     6.350%, 02/15/03                      235             245
   Pennsylvania & New Jersey Delaware
     River Port Authority
     (RB) (AMBAC)
     5.250%, 01/01/09                    1,000           1,006
   Pequannock-Lincoln Park, Sewer
     Authority (RB) (MBIA)
     4.400%, 12/01/02                      500             496
   Perth Amboy (GO) (FSA)
     6.200%, 09/01/00                      300             304
     6.400%, 09/01/02                      300             315
   Pleasantville (GO) (MBIA)
     5.000%, 02/15/11                      500             487
   Point Pleasant (GO) (MBIA)
     5.450%, 12/01/00                      200             203
   Port Authority of New York &
     New Jersey (RB)
     5.300%, 08/01/03                      300             306
   Port Authority of New York &
     New Jersey (RB) (AMBAC)
     5.200%, 07/15/17                    1,000             914
   Princeton (GO)
     4.400%, 09/01/01                      300             300
   Rahway Valley, Sewer Authority (RB)
     6.200%, 04/01/01                      210             210
   Randolph Township, School
     District (GO) (FGIC)
     5.000%, 08/01/15                      500             451
   Roselle (GO) (MBIA)
     4.750%, 10/15/04                      700             701

STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
   Roxbury (COP)
     5.000%, 10/15/00                   $  250          $  251
   Rutgers State University, Series A (RB)
     4.375%, 05/01/01                      500             499
   Rutgers State University, Series S (RB)
     5.000%, 05/01/04                      500             502
   Rutgers University, Series U (RB)
     5.000%, 05/01/14                      500             467
   Secaucus, Municipal Utilities
     Authority, Sewer Project,
     Series A (RB)
     5.650%, 12/01/04                      200             207
     5.750%, 12/01/05                      385             400
   Somerset County (GO)
     5.000%, 10/01/02                      200             202
     4.450%, 12/01/02                      500             499
     4.350%, 12/01/04                      600             591
   Somerset Raritan Valley, Sewer
     Improvement Authority,
     Series H (RB)
     5.150%, 07/01/01                      300             303
   South Brunswick Township (GO)
     6.300%, 04/01/04                      250             263
   South Jersey, Transportation
     Authority, Transportation Systems,
     Series B (RB) (MBIA)
     5.500%, 11/01/02                      250             256
   State (COP) (AMBAC)
     5.000%, 06/15/14                      500             461
   State (GO)
     5.300%, 02/15/02                      850             863
     7.000%, 04/01/02                      250             258
     6.400%, 09/15/02                      250             258
     5.400%, 02/15/03                      300             306
   State, Building Authority
     Callable 06/15/07 @ 102 (RB)
     5.000%, 06/15/10                      600             585
   State, Building Authority (RB)
     9.625%, 02/01/03                      230             252
     4.700%, 06/15/06                      250             246
     4.750%, 06/15/17                      500             432
   State, Building Authority
     (RB) (MBIA)
     5.000%, 06/15/18                    1,000             884
   State, Callable 03/01/08
     @ 100 (GO)
     4.750%, 03/01/17                    1,000             863
   State, Callable 06/15/07 @ 100
     (COP) (AMBAC)
     5.000%, 06/15/13                    1,000             933

--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
   State, Casino Reinvestment
     Development Authority (RB) (FSA)
     5.000%, 10/01/04                  $ 1,000         $ 1,009
     5.250%, 10/01/09                    1,000           1,008
     5.250%, 10/01/13                      500             484
     5.250%, 10/01/14                    1,000             958
   State, Economic Development
     Authority Prerefunded Callable
     05/01/06 @ 101 (RB)
     6.000%, 05/01/09                       25              26
   State, Economic Development
     Authority Unrefunded Callable
     05/01/06 @ 101 (RB)
     6.000%, 05/01/09                      175             180
   State, Educational Facilities
     Authority Princeton Theological,
     Series A Callable 07/01/07
     @ 101(RB)
     4.700%, 07/01/10                      500             480
   State, Ecomonic Development
     Authority (RB)
     4.900%, 08/15/04                      200             201
     5.600%, 10/01/12                      500             441
     5.700%, 10/01/17                    1,000             850
   State, Economic Development
     Authority (RB) (MBIA)
     4.550%, 11/15/10                    1,000             931
   State, Economic Development
     Authority, Saint Barnabas Project,
     Series A (RB) (MBIA)
     4.875%, 07/01/05                      500             499
   State, Economic Development
     Authority, Series A (RB) (MBIA)
     5.125%, 07/01/00                      300             302
     5.400%, 07/01/02                      300             306
   State, Educational Facilities
     Authority (RB)
     5.000%, 07/01/28                      250             210
   State, Educational Facilities Authority
     (RB) (MBIA)
     4.200%, 07/01/05                      500             479
   State, Educational Facilities Authority,
     Drew University Issue, Series B (RB)
     5.750%, 07/01/02                      360             369
   State, Educational Facilities Authority,
     Glassboro State College (RB)
     6.750%, 07/01/09                      300             300

                                                               [GRAPHIC OMITTED]

                                                                DECEMBER 31,1999
--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
   State, Educational Facilities Authority,
     Medicine & Dentistry,
     Series B (RB) (AMBAC)
     5.000%, 12/01/07                   $  250          $  249
   State, Educational Facilities Authority,
     Rowan College (RB) (MBIA)
     5.050%, 07/01/03                      300             303
   State, Educational Facilities Authority,
     Rowan College,
     Series C (RB) (MBIA)
     5.250%, 07/01/05                      300             305
   State, Educational Facilities Authority,
     Series A (RB) (AMBAC)
     5.125%, 09/01/06                      300             302
   State, Educational Facilities Authority,
     Stockton State College,
     Series B (RB) (AMBAC)
     6.200%, 07/01/04                      300             315
   State, Environmental Infrastructure
     Wastewater Treatment (RB)
     5.000%, 09/01/10                    1,000             978
     5.000%, 09/01/14                    1,000             935
   State, Equipment Series A (COP)
     6.000%, 10/01/00                      300             304
   State, Health Care Facilities Authority
     (RB) (AMBAC)
     5.000%, 07/01/16                    1,000             896
   State, Health Care Facilities Authority
     (RB) (MBIA)
     5.200%, 07/01/18                      500             456
   State, Health Care Facilities
     Authority, Atlantic City Medical
     Center (RB) (AMBAC)
     5.000%, 07/01/02                      300             303
   State, Health Care Facilities Authority,
     Chilton Memorial Hospital (RB)
     6.550%, 07/01/03                      300             312
   State, Health Care Facilities Authority,
     Hackensack Medical Center
     (RB) (MBIA)
     5.100%, 07/01/03                      500             506
   State, Health Care Facilities Authority,
     JFK Health Systems (RB) (FGIC)
     4.600%, 07/01/05                      250             246
   State, Health Care Facilities Authority,
     Mountain Side Hospital (RB) (FGIC)
     6.000%, 07/01/00                      300             303
   State, Health Care Facilities Authority,
     Series A (RB) (MBIA)
     5.000%, 01/01/18                      500             440

--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
   State, Health Care Facilities
     Authority, Shore Memorial
     Healthcare Systems (RB) (FGIC)
     4.800%, 07/01/03                   $  200          $  201
   State, Health Care Facilities
     Financing Authority (RB)
     6.800%, 08/01/19                    1,000           1,042
   State, Health Care Facilities
     Financing Authority, Pre-
     Refunded @ 102 (RB) (A)
     6.800%, 08/01/19                      425             444
   State, Highway Authority, Garden
     State Parkway (RB)
     6.000%, 01/01/19                    1,000           1,026
   State, Hillcrest Health Project
     (RB) (AMBAC)
     5.000%, 01/01/07                      300             299
   State, Housing & Mortgage
     Authority (RB)
     6.300%, 05/01/02                      400             412
     6.400%, 05/01/02                      520             536
   State, Housing & Mortgage Finance
     Agency (RB) (AMBAC)
     5.300%, 05/01/06                      325             329
   State, Housing & Mortgage Finance
     Agency, Home Buyer,
     Series N (RB) (MBIA)
     5.200%, 04/01/06                      500             504
   State, Housing & Mortgage Finance
     Agency, Section 8 (RB)
     6.000%, 11/01/02                      570             579
   State, Housing Finance Authority (RB)
     5.100%, 11/01/00                      500             499
   State, Infrastructure Trust (RB)
     5.000%, 05/01/11                      500             483
   State, Infrastructure Trust
     (RB) (FGIC)
     5.000%, 04/01/11                      450             435
   State, Montclair State University,
     Series C (RB) (AMBAC)
     5.375%, 07/01/08                    1,285           1,312
   State, Series A (COP)
     6.100%, 10/01/01                    1,000           1,028
   State, Series E (GO)
     5.000%, 07/15/04                      100             101
   State, South Orange & Maplewood
     School District (GO)
     6.125%, 11/01/01                      150             155

STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
   State, Sports & Expostion Authority
     Convention Center (RB) (MBIA)
     5.900%, 07/01/03                   $  300          $  314
   State, Sports & Exposition Authority,
     Convention Center Luxury Tax,
     Series A (RB) (MBIA)
     5.600%, 07/01/01                      175             178
   State, Sports & Exposition Authority,
     Series A (RB)
     5.000%, 09/01/06                      200             201
   State, Sports & Exposition State
     Guaranteed (RB)
     8.300%, 01/01/03                      380             417
   State, Transportation Authority
     (RB) (MBIA)
     5.000%, 06/15/15                      500             456
   State, Transportation Authority,
     Series A (RB)
     5.750%, 06/15/15                    1,000           1,006
   State, Transportation Authority,
     Series A (RB) (AMBAC)
     5.200%, 12/15/00                      200             202
   State, Transportation Authority,
     Series A (RB) (FSA)
     5.300%, 12/15/01                      200             203
     5.000%, 06/15/18                    1,000             884
   State, Transportation Authority,
     Series A (RB) (MBIA)
     4.500%, 12/15/02                      450             448
     5.500%, 06/15/11                      750             763
   State, Transportation Authority,
     Series A, Callable 06/15/09
     @ 100 (RB) (FSA)
     4.500%, 06/15/19                    1,000             818
   State, Transportation Authority,
     Series B (RB) (MBIA)
     5.200%, 06/15/06                    1,850           1,871
   State, Turnpike Authority (RB)
     6.400%, 01/01/02                      300             308
     10.375%, 01/01/03                     405             442
   State, Turnpike Authority,
     Series A (RB) (AMBAC)
     5.900%, 01/01/04                      500             514
     6.400%, 01/01/07                      620             639
   State, Union County (GO)
     4.400%, 10/01/05                      500             488
   State, Union County, Environmental
     Improvement Authority (RB)
     4.900%, 04/01/02                      350             352
   State, Union County, Improvement
     Authority (RB)
     4.700%, 11/01/05                      250             248

--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
   State, University Medicine &
     Dentistry, Series E (RB)
     6.200%, 12/01/03                   $  500          $  522
   State, Warren County, Pollution
     Control Finance Authority
     (RB) (MBIA)
     6.550%, 12/01/06                      300             301
   State, Washington Township,
     Board of Education (GO) (MBIA)
     5.000%, 02/01/03                      500             505
   State, Wastewater Treatment Trust,
     Pre-refunded @ 102 (RB)
     6.000%, 07/01/10                      955             993
   State, Wastewater Treatment
     Trust (RB)
     5.000%, 09/01/17                      400             363
   State, Wastewater Treatment Trust,
     Series A (RB)
     5.000%, 09/01/06                      450             451
   State, Woodbridge Township,
     Pre-Refunded @ 101 (RB) (A)
     6.800%, 08/01/04                      250             256
   State, Woodbridge Township,
     Series A (GO)
     4.650%, 09/15/05                      100              99
   State, Woodbridge Township,
     Series C (GO)
     4.650%, 09/15/05                      100              99
   Stony Brook, Sewer Authority (RB)
     4.500%, 12/01/00                      500             502
   Union County (GO)
     4.400%, 09/01/01                      500             500
   Union County, Environmental
     Improvement Authority (RB)
     5.150%, 04/01/05                      500             506
   Union County, General
     Improvement (GO)
     4.750%, 02/01/03                      500             502
   Union County, Improvement
     Authority (RB)
     5.050%, 03/01/08                      125             125
   Wanaque Valley, Sewer Authority,
     Series B (RB) (AMBAC)
     5.100%, 09/01/03                      300             304
   Warren County, Municipal Utilities
     Authority, Wastewater Treatment
     Project (RB)
     5.050%, 12/01/04                      225             227
   Warren County, Pollution Control
     Finance Authority, Resource
     Recovery Project (RB) (MBIA)
     6.150%, 12/01/02                      210             211

                                                               [GRAPHIC OMITTED]

                                                                DECEMBER 31,1999
--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
   Washington Township
     (GO) (MBIA)
     5.000%, 02/01/06                   $  250        $    251
   Wayne Township (GO)
     5.450%, 10/01/04                      250             254
   West Windsor Township (GO)
     6.000%, 10/15/05                      200             205
                                                      --------
                                                       101,639
                                                      --------
NEW YORK--0.6%
   New York & New Jersey
     Port Authority (RB)
     6.800%, 07/15/08                      250             257
   New York & New Jersey, Port
     Authority (RB) (MBIA)
     4.750%, 08/01/16                      500             432
                                                      --------
                                                           689
                                                      --------
PENNSYLVANIA--1.2%
   Delaware River Port Authority,
     Series B (RB) (MBIA)
     4.750%, 01/01/14                      480             431
     4.750%, 01/01/17                    1,000             870
                                                      --------
                                                         1,301
                                                      --------
PUERTO RICO--5.0%
   Puerto Rico, Electric Power
     Authority (RB) (MBIA)
     4.900%, 07/01/05                    1,000           1,005
   Puerto Rico, Electric Power
     Authority, Series Y (RB) (MBIA)
     6.500%, 07/01/06                      500             544
   Puerto Rico, Infrastructure Financing
     Authority (RB) (AMBAC)
     5.000%, 07/01/28                    1,000             851
   Puerto Rico, Public Buildings
     Authority, Series A (RB) (AMBAC)
     4.500%, 07/01/01                      200             201
   Puerto Rico, Series A (RB) (MBIA)
     5.000%, 10/01/22                    1,000             875
   Puerto Rico, Telephone Authority,
     Series M (RB)
     5.000%, 01/01/02                      500             506
     5.400%, 01/01/08                      260             270
   Puerto Rico, Telephone Authority,
     Series M (RB) (AMBAC)
     5.050%, 01/01/04                      590             606
   Puerto Rico, Telephone Authority,
     Series N (RB)
     5.100%, 01/01/04                      395             406
   Puerto Rico, Tourist &
     Environmental (RB)
     5.250%, 08/01/06                      200             200
                                                      --------
                                                         5,464
                                                      --------
--------------------------------------------------------------------------------
DESCRIPTION                             SHARES     VALUE (000)
--------------------------------------------------------------------------------
Total Municipal Bonds
   (Cost $111,325)                                    $109,093
                                                      --------

CASH EQUIVALENT--0.2%
   Federated New Jersey Municipal
     Cash Trust                        199,000             199
                                                      --------
Total Cash Equivalent
   (Cost $199)                                             199
                                                      --------
Total Investments--98.8%
   (Cost $111,524)                                     109,292
                                                      --------
OTHER ASSETS AND LIABILITIES, NET--1.2%                  1,390
                                                      --------
NET ASSETS:
   Portfolio Shares of Class I
   (unlimited authorization --
   no par value) based on
   9,661,582 outstanding shares
   of beneficial interest                              100,758
  Portfolio Shares of Class A
  (unlimited authorization --
   no par value) based on
   1,129,866 outstanding shares of
     beneficial interest                                12,110
   Accumulated net realized gain on
     investments                                            46
   Net unrealized depreciation on investments           (2,232)
                                                      --------
Total Net Assets -- 100.0%                            $110,682
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                         $  10.26
                                                      ========
Net Asset Value and Redemption Price Per
   Share -- Class A                                   $  10.22
                                                      ========
Maximum Public Offering Price Per
   Share -- Class A ($10.22 / 97%)                    $  10.54
                                                      ========
(A) PRE-REFUNDED SECURITY -- THE MATURITY DATE SHOWN IS THE PRE-REFUNDED DATE. AMT -- ALTERNATIVE MINIMUM TAX
COP -- CERTIFICATE OF PARTICIPATION
GO -- GENERAL OBLIGATION
RB -- REVENUE BOND
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR CERTAIN SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS:
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
FGIC -- FEDERAL GUARANTY INSURANCE CORPORATION
FSA -- FINANCIAL SECURITY ASSURANCE
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS

INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------
DESCRIPTION                   PAR (000)/SHARES     VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--48.3%
   U.S. Treasury Notes
     6.250%, 01/31/02                   $  750          $  750
     6.250%, 02/28/02                    1,000             999
     6.250%, 06/30/02                    2,000           1,999
     5.500%, 01/31/03                    1,250           1,221
     5.500%, 02/28/03                    1,000             976
     5.500%, 05/31/03                    1,600           1,558
     5.375%, 06/30/03                    1,000             970
     5.875%, 11/15/05                    1,000             971
     5.625%, 02/15/06                    1,750           1,674
                                                       -------
Total U.S. Treasury Obligations
   (Cost $11,380)                                       11,118
                                                       -------

U.S. GOVERNMENT AGENCY OBLIGATIONS--49.7%
   Federal Farm Credit Bank
     6.550%, 02/07/04                    1,000             989
     5.790%, 03/15/06                    1,000             942
   Federal Home Loan Bank
     5.285%, 02/17/04                    1,000             945
     7.025%, 02/17/05                    1,000             975
     6.220%, 06/15/05                    1,000             955
     5.370%, 01/20/06                    1,000             923
     6.530%, 06/09/09                    1,000             928
     7.250%, 11/19/09                    1,000             965
   Federal National Mortgage Association
     7.110%, 03/20/06                      125             122
     6.010%, 05/03/06                      750             704
     6.000%, 02/23/09                    1,500           1,347
     6.500%, 03/12/09                      800             741
     6.430%, 04/01/09                    1,000             922
                                                       -------
Total U.S. Government Agency Obligations
   (Cost $12,215)                                       11,458
                                                       -------

CASH EQUIVALENT--0.8%
   SEI Liquid Asset Trust --
     Government Portfolio              182,000             182
                                                       -------
Total Cash Equivalent
   (Cost $182)                                             182
                                                       -------
Total Investments--98.8%
   (Cost $23,777)                                       22,758
                                                       -------

OTHER ASSETS AND LIABILITIES, NET--1.2%                    273
                                                       -------
--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
   Portfolio Shares of Class I
    (unlimited authorization --
    no par value) based on
    2,263,773 outstanding shares
    of beneficial interest                             $24,159
   Portfolio Shares of Class A
   (unlimited authorization -- no
    par value) based on 96,852
    outstanding shares of
    beneficial interest                                  1,237
   Accumulated net realized loss on
     investments                                        (1,346)
   Net unrealized depreciation on investments           (1,019)
                                                       -------
Total Net Assets -- 100.0%                             $23,031
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                          $  9.76
                                                       =======
Net Asset Value and Redemption Price
   Per Share -- Class A                                $  9.75
                                                       =======
Maximum Public Offering Price Per
   Share -- Class A ($9.75 / 96%)                      $ 10.16
                                                       =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

PENNSYLVANIA MUNICIPAL SECURITIES FUND
--------------------------------------------------------------------------------
MUNICIPAL BONDS--95.6%
PENNSYLVANIA--92.7%
   Allegheny County Port Authority
     Callable 03/01/09 @101
     (RB) (MBIA)
     6.375%, 03/01/15                      250             262
   Allegheny County, Hospital
     Development Authority (RB) (MBIA)
     5.600%, 04/01/13                      500             495
   Allegheny County, Hospital
     Development Authority, Pittsburgh
     Mercy Health System (RB) (AMBAC)
     5.500%, 08/15/10                      425             432
   Allegheny County, International
     Airport (RB) (MBIA)
     5.000%, 01/01/17                      750             660
   Allegheny County, Pennsylvania
     Hospital Development Authority,
     Catholic Health East, Series A (RB)
     4.875%, 11/15/18                    1,000             849

                                                               [GRAPHIC OMITTED]

                                                                DECEMBER 31,1999

--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
   Beaver County (GO) (MBIA)
     5.150%, 10/01/17                   $1,000          $  904
   Bethlehem, Area School District,
     Callable 10/15/08 @ 100
     (GO) (FSA)
     5.000%, 10/15/18                    1,000             867
   Chester County, Health &
     Education Facilities Authority,
     Jefferson Health Systems,
     Series B (RB)
     5.375%, 05/15/27                      500             415
   Chester County, Health & Education
     Facilities Authority, Main Line
     Health Systems, Series A (RB)
     5.400%, 05/15/09                      500             490
   Delaware County Callable
     10/01/09 @ 100 (GO)
     5.125%, 10/01/16                      500             458
   Emmaus, East Penn School District,
     Callable 11/15/05 @ 100
     (RB) (FSA)
     5.050%, 11/15/16                      150             134
   Erie-Penn, Sewer Authority
     (RB) (AMBAC)
     5.000%, 06/01/18                      450             391
   Franklin County, Industrial
     Development Authority
     (RB) (AMBAC)
     5.000%, 07/01/18                      500             429
   Greater Johnstown, School District,
     Callable 8/1/08 @ 100.00
     (GO) (MBIA)
     5.000%, 02/01/19                    1,300           1,126
   Harrisburg (RB) (MBIA)
     5.600%, 09/15/11                      575             581
   Hazelton, Area School District,
     Callable 03/01/08 @ 100
     (GO) (FGIC)
     5.000%, 03/01/17                    1,000             879
   Lehigh County, Pennsylvania
     College Callable 12/15/09
     @ 100 (RB) (AMBAC)
     5.000%, 12/15/20                      750             645
   Luzerne County (GO) (FGIC)
     5.600%, 12/15/16                      500             486
   Montgomery County, Abington
     Memorial Hospital (RB) (AMBAC)
     4.875%, 06/01/18                      500             425

--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
   Moon Township, Municipal
     Authority, Water & Sewer (RB)
     3.875%, 12/01/02                  $     2         $     2
   Norristown (GO) (A) (B)
     0.000%, 12/15/16                      140              49
   Northampton County Callable
     08/15/2009 @ 100 (GO)
     5.000%, 08/15/16                    1,000             897
   Penn-Trafford, School District
     (GO) (AMBAC)
     4.800%, 05/01/15                    1,000             876
   Philadelphia, Authority for
     Industrial Development
     (RB) (MBIA)
     4.900%, 06/01/12                      700             647
   Philadelphia, Authority for Industrial
     Development, Callable
     07/01/03 @ 102 (RB)
     5.250%, 07/01/17                    1,250           1,152
   Philadelphia, Hospitals & Higher
     Education Facilities Authority,
     Jefferson Health System,
     Series A, Callable 05/15/09
     @101.00 (RB)
     5.000%, 05/15/18                      450             377
   Philadelphia, School District
     (GO) (AMBAC)
     5.375%, 04/01/27                    1,200           1,074
   Philadelphia, Water & Wastewater,
     Callable 06/15/03 @ 100
     (RB) (FSA)
     5.000%, 06/15/16                    1,000             886
   Saint Mary Hospital Authority,
     Catholic Health Initiatives (RB)
     5.000%, 12/01/28                    1,000             804
   South New Kensington,
     Pennsylvania School District,
     Series (GO) (MBIA)
     3.500%, 05/15/01                      325             321
   State, Higher Education Facilities
     Authority (RB)
     4.500%, 07/15/18                    1,000             809
   State, Higher Education Facilities
     Authority, College & University
     Revenue (RB) (MBIA)
     5.000%, 11/01/07                      500             496
   State, Higher Education Facilities
     Authority, Drexel University
     (RB) (MBIA)
     4.500%, 05/01/13                    1,000             876

STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------
DESCRIPTION                   PAR (000)/SHARES     VALUE (000)
--------------------------------------------------------------------------------
   State, Higher Education Facilities
     Authority, Health Services Project,
     Series A (RB)
     6.000%, 01/01/06                   $1,000         $ 1,009
   State, Higher Education Facilities
     Authority, Series R,
     Callable 06/15/09 @ 100
     (RB) (FSA)
     5.000%, 06/15/17                    1,000             877
   State, Higher Education Facilities
     Authority, University of
     Pennsylvania, Callable 07/15/08
     @ 100.00 (RB)
     4.500%, 07/15/21                    1,400           1,106
   State, Hospital & Education
     Authority (RB) (FSA)
     5.625%, 10/01/18                      500             479
   State, Housing Finance Agency (RB)
     5.450%, 10/01/14                      500             479
   State, Housing Finance Authority,
     Series 49 (RB) (AMT)
     5.600%, 10/01/05                       75              76
   State, Intergovernmental Coop
     Authority, Callable 06/15/09
     @ 100 (RB) (FGIC)
     5.000%, 06/15/18                      200             174
     4.750%, 06/15/19                    1,050             879
   State, Second Series (GO)
     5.000%, 10/15/15                    1,250           1,137
     5.000%, 10/15/16                    1,400           1,255
   State, Series A (COP) (AMBAC)
     5.000%, 07/01/15                    1,000             889
   Tredyffrin Township, Callable
     11/15/06 @ 100 (GO)
     5.250%, 11/15/17                    1,000             924
   Upper Merion, Pennsylvania Area
     School District, Callable 07/15/08
     @ 100 (GO)
     5.000%, 07/15/15                      500             452
                                                       -------
                                                        29,930
                                                       -------
NEW JERSEY--2.9%
   Solanco School District
     (GO) (FGIC)
     5.200%, 02/15/14                    1,000             940
                                                       -------
Total Municipal Bonds
(Cost $34,076)                                          30,870
                                                       -------

CASH EQUIVALENT--3.5%
   Federated Pennsylvania Municipal
     Cash Trust                      1,135,000           1,135
                                                       -------
--------------------------------------------------------------------------------
DESCRIPTION                                        VALUE (000)
--------------------------------------------------------------------------------
Total Cash Equivalent
   (Cost $1,135)                                       $ 1,135
                                                       -------
Total Investments--99.1%
   (Cost $35,211)                                       32,005
                                                       -------
OTHER ASSETS AND LIABILITIES, NET--0.9%                    298
                                                       -------

NET ASSETS:
   Portfolio Shares of Class
    I (unlimited authorization
    -- no par value) based
    on 3,542,817 outstanding shares of
    beneficial interest                                 35,428
   Portfolio Shares of Class A
   (unlimited authorization -- no
    par value) based
    on 33,711 outstanding shares of
    beneficial interest                                    348
   Accumulated net realized loss on
     investments                                          (267)
   Net unrealized depreciation on investments           (3,206)
                                                       -------
Total Net Assets -- 100.0%                             $32,303
                                                       =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                          $  9.03
                                                       =======
Net Asset Value and Redemption Price
   Per Share -- Class A                                $  9.00
                                                       =======
Maximum Public Offering Price Per
   Share -- Class A ($9.00 / 97%)                      $  9.28
                                                       =======
(A) PRE-REFUNDED SECURITY. THE MATURITY DATE SHOWN IS THE PRE-REFUNDED DATE.
(B) ZERO COUPON BOND - THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS REPRESENTS THE SECURITY'S EFFECTIVE YIELD AT PURCHASE.
AMT -- ALTERNATIVE MINIMUM TAX
COP -- CERTIFICATE OF PARTICIPATION
GO -- GENERAL OBLIGATION
RB -- REVENUE BOND THE
FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR CERTAIN SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS.
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
FGIC -- FEDERAL GUARANTY INSURANCE COMPANY
FSA -- FINANCIAL SECURITIES ASSURANCE
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                               [GRAPHIC OMITTED]

                                                                DECEMBER 31,1999

EQUITY GROWTH FUND
--------------------------------------------------------------------------------
DESCRIPTION                             SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS--93.2%
AUTOMOTIVE--1.1%
   Harley-Davidson                      55,000         $ 3,523
                                                       -------
BANKS--2.5%
   Northern Trust                      148,000           7,844
                                                       -------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 2.6%
   Interpublic Group                   142,000           8,192
                                                       -------
COMMUNICATIONS EQUIPMENT -- 10.6%
   Nokia Series A (ADR)                134,000          25,460
   Qualcomm*                            20,000           3,522
   Tellabs*                             72,000           4,621
                                                       -------
                                                        33,603
                                                       -------
COMPUTERS & SERVICES--28.4%
   Amazon.com*                          30,000           2,284
   America Online*                      90,000           6,789
   Cisco Systems*                      174,000          18,640
   Dell Computer*                      152,000           7,752
   Electronic Data Systems             109,000           7,296
   EMC*                                181,000          19,774
   Microsoft*                          128,000          14,944
   Yahoo!*                              30,000          12,981
                                                       -------
                                                        90,460
                                                       -------
DRUGS--7.3%
   Amgen*                              110,000           6,607
   Bristol-Myers Squibb                 50,000           3,209
   Merck                                70,000           4,694
   Pfizer                               75,000           2,433
   Schering Plough                      69,800           2,945
   Warner-Lambert                       40,000           3,277
                                                       -------
                                                        23,165
                                                       -------
ELECTRICAL & ELECTRONIC PRODUCTS--3.6%
   General Electric                     75,000          11,606
                                                       -------
FINANCIAL SERVICES--3.6%
   Freddie Mac                          10,000             471
   Morgan Stanley, Dean Witter,
     Discover                           78,000          11,135
                                                       -------
                                                        11,606
                                                       -------
GAS/NATURAL GAS--2.5%
   Enron                               180,000           7,988
                                                       -------
HOUSEHOLD PRODUCTS--1.0%
   Solectron*                           35,000           3,329
                                                       -------
INSURANCE--3.7%
   American International Group        108,937          11,779
                                                       -------
--------------------------------------------------------------------------------
DESCRIPTION                             SHARES     VALUE (000)
--------------------------------------------------------------------------------
MARINE TRANSPORTATION--1.3%
   Carnival, Class A                    86,000         $ 4,112
                                                       -------
MEASURING DEVICES--0.8%
   JDS Uniphase*                        16,000           2,581
                                                       -------
MISCELLANEOUS BUSINESS SERVICES--1.7%
   Network Appliance*                   64,000           5,316
                                                       -------
MISCELLANEOUS MANUFACTURING--0.1%
   Tyco International                    5,000             194
                                                       -------
PROFESSIONAL SERVICES--0.6%
   Veritas Software*                    14,000           2,004
                                                       -------
RETAIL--6.8%
   Bed Bath and Beyond*                110,000           3,823
   Estee Lauder                          1,000              50
   Gap                                 140,000           6,440
   Home Depot                          166,200          11,395
                                                       -------
                                                        21,708
                                                       -------
SEMI-CONDUCTORS/INSTRUMENTS--9.4%
   Applied Materials*                   74,000           9,375
   Intel                                43,000           3,539
   Texas Instruments                   114,000          11,044
   Xilinx*                             130,000           5,911
                                                       -------
                                                        29,869
                                                       -------
TELEPHONES & TELECOMMUNICATION--4.0%
   Alltel                               60,000           4,961
   Lucent Technologies                 101,000           7,556
   MCI WorldCom*                         1,500              80
                                                       -------
                                                        12,597
                                                       -------
WHOLESALE--1.6%
   Johnson & Johnson                    55,000           5,122
                                                       -------
Total Common Stocks
   (Cost $143,378)                                     296,598
                                                       -------

CASH EQUIVALENT--4.6%
   Aim Short-Term Prime Obligation
     4.360%,                        14,750,000          14,750
                                                       -------
Total Cash Equivalent
   (Cost $14,750)                                       14,750
                                                       -------

STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
TREASURY BILLS--1.0%
   U.S. Treasury Bills (A)
     4.660%, 01/06/00                  $   300        $    300
     4.840%, 01/13/00                    3,000           2,996
                                                      --------
Total Treasury Bills
   (Cost $3,295)                                         3,296
                                                      --------
Total Investments--98.8%
   (Cost $161,423)                                     314,644
                                                      --------
OTHER ASSETS AND LIABILITIES, NET--1.2%                  3,649
                                                      --------

NET ASSETS:
   Portfolio Shares of Class I
   (unlimited authorization --
    no par value) based
    on 20,184,482 outstanding
    shares of beneficial interest                      170,289
   Portfolio Shares of Class A
    (unlimited authorization --
     no par value) based
     on 379,879 outstanding
     shares of beneficial interest                       4,111
   Portfolio Shares of Class B
    (unlimited authorization --
     no par value) based
     on 1,691,244 outstanding
     shares of beneficial interest                      20,318
   Overdistributed net investment income                   (14)
   Accumulated net realized loss on
     investments                                       (29,632)
   Net unrealized appreciation on investments          153,221
                                                      --------
Total Net Assets -- 100.0%                            $318,293

Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                         $  14.34
                                                      ========
Net Asset Value and Redemption Price Per
   Share -- Class A                                   $  14.15
                                                      ========
Maximum Public Offering Price Per Share --
   Class A ($14.15 / 94.5%)                           $  14.97
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Class B (1)                      $  13.86
                                                      ========
 *  NON-INCOME PRODUCING SECURITY
(1) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE.
(A) VARIABLE RATE SECURITY. THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 1999.
(ADR) -- AMERICAN DEPOSITORY RECEIPT

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

EQUITY VALUE FUND
--------------------------------------------------------------------------------
DESCRIPTION                             SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS--98.9%
AIRCRAFT--1.8%
   United Technologies                  90,000         $ 5,850
                                                       -------
BANKS--6.0%
   Bank of America                      70,000           3,513
   Bank of New York                    150,000           6,000
   Chase Manhattan                      60,000           4,661
   J.P. Morgan                          45,000           5,698
                                                       -------
                                                        19,872
                                                       -------
CHEMICALS--1.3%
   E.I. DuPont de Nemours               65,000           4,282
                                                       -------
COMPUTERS & SERVICES--10.8%
   3Com*                               140,000           6,580
   Hewlett Packard                      80,000           9,115
   International Business Machines      70,000           7,560
   Microsoft*                          105,000          12,259
                                                       -------
                                                        35,514
                                                       -------
DRUGS--9.2%
   Bristol-Myers Squibb                100,000           6,419
   Glaxo Wellcome PLC (ADR)             95,000           5,308
   Merck                               100,000           6,706
   Pfizer                              180,000           5,839
   SmithKline Beecham PLC (ADR)         90,000           5,799
                                                       -------
                                                        30,071
                                                       -------
ELECTRICAL & ELECTRONIC PRODUCTS--5.4%
   Emerson Electric                     70,000           4,016
   FPL Group                            70,000           2,997
   General Electric                     70,000          10,832
                                                       -------
                                                        17,845
                                                       -------
ENTERTAINMENT--4.1%
   Walt Disney                         135,000           3,949
   Time Warner                         130,000           9,417
                                                       -------
                                                        13,366
                                                       -------
   FINANCIAL SERVICES--5.3%
   American Express                     45,000           7,481
   Federal National Mortgage
     Association                        85,000           5,307
   Textron                              60,000           4,601
                                                       -------
                                                        17,389
                                                       -------
FOOD, BEVERAGE & TOBACCO--4.9%
   Bestfoods                            95,000           4,993
   PepsiCo                             110,000           3,877
   Sara Lee                            170,000           3,751
   Unilever NV*                         65,200           3,549
                                                       -------
                                                        16,170
                                                       -------

                                                              [GRAPHIC OMITTED]

                                                               DECEMBER 31,1999

--------------------------------------------------------------------------------
DESCRIPTION                             SHARES     VALUE (000)
--------------------------------------------------------------------------------
GAS/NATURAL GAS--3.1%
   Consolidated Natural Gas             60,000         $ 3,896
   Enron                               140,000           6,213
                                                       -------
                                                        10,109
                                                       -------
HOUSEHOLD PRODUCTS--3.8%
   Colgate-Palmolive                   110,000           7,150
   Procter & Gamble                     50,000           5,478
                                                       -------
                                                        12,628
                                                       -------
INSURANCE--4.4%
   American International Group         70,000           7,569
   Citigroup                           125,000           6,945
                                                       -------
                                                        14,514
                                                       -------
LEISURE PRODUCTS--0.1%
   Mattel                               30,000             394
                                                       -------
MACHINERY--2.7%
   Deere                               100,000           4,338
   Ingersoll-Rand                       80,000           4,405
                                                       -------
                                                         8,743
                                                       -------
MANUFACTURING--1.5%
   Minnesota Mining &
   Manufacturing                        50,000           4,894
                                                       -------
MEDICAL PRODUCTS & SERVICES--0.7%
   Becton Dickinson                     87,000           2,327
                                                       -------
PAPER & PAPER PRODUCTS--1.7%
   Kimberly Clark                       85,000           5,546
                                                       -------
PETROLEUM & FUEL PRODUCTS--1.2%
   Schlumberger                         65,000           3,656
   Transocean Sedco Forex               12,584             424
                                                       -------
                                                         4,080
                                                       -------
PETROLEUM REFINING--6.4%
   BP Amoco (ADR)                      100,000           5,931
   Exxon Mobil                         120,000           9,668
   Royal Dutch Petroleum (ADR)          90,000           5,439
                                                       -------
                                                        21,038
                                                       -------
PRINTING & PUBLISHING--2.0%
   Gannett                              80,000           6,525
                                                       -------
RAILROADS--1.6%
   Burlington Northern Santa Fe        105,000           2,546
   Union Pacific                        60,000           2,618
                                                       -------
                                                         5,164
                                                       -------
--------------------------------------------------------------------------------
DESCRIPTION                             SHARES     VALUE (000)
--------------------------------------------------------------------------------
RETAIL--2.3%
   Wal-Mart Stores, Inc.               110,000         $ 7,604
                                                       -------
SEMI-CONDUCTORS/INSTRUMENTS--3.3%
   Intel                               130,000          10,701
                                                       -------
TELEPHONES & TELECOMMUNICATION--15.3%
   Bell Atlantic                        80,000           4,925
   BellSouth                           140,000           6,554
   Lucent Technologies                 145,000          10,848
   MCI WorldCom*                       105,000           5,572
   Metromedia Fiber Network*            32,000           1,534
   Motorola                             95,000          13,989
   SBC Communications                  140,000           6,825
                                                       -------
                                                        50,247
                                                       -------
Total Common Stocks
   (Cost $203,742)                                     324,873
                                                       -------

CASH EQUIVALENTS--1.1%
   SEI Liquid Asset Trust --
      Government Portfolio             641,000             641
   SEI Liquid Asset Trust--
      Treasury Portfolio             3,036,000           3,036
                                                       -------
Total Cash Equivalents
   (Cost $3,677)                                         3,677
                                                       -------
Total Investments--100.0%
   (Cost $207,419)                                     328,550
                                                       -------
OTHER ASSETS AND LIABILITIES, NET--0.0%                     58
                                                       -------

NET ASSETS:
   Portfolio Shares of Class I
   (unlimited authorization -- no
    par value) based on 15,310,012
    outstanding shares of beneficial
    interest                                           161,068
   Portfolio Shares of Class A
    (unlimited authorization --
     no par value) based on
     1,120,599 outstanding shares of
     beneficial interest                                13,737
   Portfolio Shares of Class B
    (unlimited authorization --
     no par value) based
     on 1,962,357 outstanding
     shares of beneficial interest                      30,075
   Accumulated net realized gain on
     investments                                         2,597
   Net unrealized appreciation on investments          121,131
                                                      --------
Total Net Assets -- 100.0%                            $328,608
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                         $  17.89
                                                      ========

STATEMENT OF NET ASSETS
                                                               DECEMBER 31,1999

EQUITY VALUE FUND (CONTINUED)
--------------------------------------------------------------------------------
DESCRIPTION                             SHARES     VALUE (000)
--------------------------------------------------------------------------------

Net Asset Value and Redemption Price
   Per Share -- Class A                              $ 17.87
                                                     =======
Maximum Public Offering Price Per
   Share -- Class A ($17.87 / 94.5%)                 $ 18.91
                                                     =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Class B (1)                    $ 17.71
                                                     =======
*NON-INCOME PRODUCING SECURITY
(1) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE.
ADR -- AMERICAN DEPOSITORY RECEIPT
PLC-- PUBLIC LIMITED COMPANY
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

EQUITY INCOME FUND
--------------------------------------------------------------------------------
COMMON STOCKS--85.2%
AIRCRAFT--4.6%
   Honeywell Intl                       53,125         $ 3,065
   United Technologies                  40,000           2,600
                                                       -------
                                                         5,665
                                                       -------
AUTOMOTIVE--1.3%
   Ford Motor                           30,000           1,603
                                                       -------
BANKS--6.2%
   Bank of America                      25,000           1,255
   Bank of New York                     70,000           2,800
   Chase Manhattan Bank                 28,000           2,175
   J.P. Morgan                          11,000           1,393
                                                       -------
                                                         7,623
                                                       -------
CHEMICALS--2.1%
   E.I. DuPont de Nemours               40,000           2,635
                                                       -------
COMPUTERS & SERVICES--1.0%
   Pitney Bowes                         25,000           1,208
                                                       -------
DRUGS--10.2%
   American Home Products               25,000             986
   Bristol-Myers Squibb                 40,000           2,567
   Glaxo Wellcome PLC (ADR)             25,000           1,397
   Merck                                28,000           1,878
   Monsanto* (ACES)                     20,000             662
   Pfizer                               50,000           1,622
   Pharmacia & Upjohn                   25,000           1,125
   SmithKline Beecham PLC (ADR)         35,000           2,255
                                                       -------
                                                        12,492
                                                       -------
ELECTRICAL & ELECTRONIC PRODUCTS--6.9%
   Emerson Electric                     25,000           1,434
   General Electric                     39,000           6,035
   Thomas & Betts                       30,000             956
                                                       -------
                                                         8,425
                                                       -------
--------------------------------------------------------------------------------
DESCRIPTION                             SHARES     VALUE (000)
--------------------------------------------------------------------------------
FINANCIAL SERVICES--5.1%
   Federal National Mortgage
     Association                        30,000         $ 1,873
   Household International              47,000           1,751
   Textron                              35,000           2,684
                                                       -------
                                                         6,308
                                                       -------
FOOD, BEVERAGE & TOBACCO--2.5%
   Bestfoods                            35,000           1,840
   Sara Lee                             55,000           1,213
                                                       -------
                                                         3,053
                                                       -------
GAS/NATURAL GAS--5.6%
   Consolidated Natural Gas             30,000           1,948
   Enron                                75,000           3,328
   Williams                             50,000           1,528
                                                       -------
                                                         6,804
                                                       -------
GLASS PRODUCTS--1.7%
   PPG Industries                       33,000           2,065
                                                       -------
HOUSEHOLD PRODUCTS--2.0%
   Colgate-Palmolive                    37,000           2,405
                                                       -------
INSURANCE--9.8%
   American General                     27,000           2,049
   American International Group         25,000           2,703
   Lincoln National                     50,000           2,000
   Marsh & McLennan                     40,000           3,827
   St. Paul                             42,000           1,415
                                                       -------
                                                        11,994
                                                       -------
MEDICAL PRODUCTS & SERVICES--1.7%
   Baxter International                 33,000           2,073
                                                       -------
PAPER & PAPER PRODUCTS--2.1%
   Kimberly Clark                       40,000           2,610
                                                       -------
PETROLEUM REFINING--8.3%
   BP Amoco PLC (ADR)                   55,000           3,262
   Chevron                              22,000           1,906
   Exxon Mobil                          39,604           3,191
   Texaco                               33,000           1,792
                                                       -------
                                                        10,151
                                                       -------
PRINTING & PUBLISHING--3.5%
   Hollinger International              55,000             712
   McGraw-Hill                          58,000           3,574
                                                       -------
                                                         4,286
                                                       -------

                                                               [GRAPHIC OMITTED]
                                                               DECEMBER 31,1999
--------------------------------------------------------------------------------
DESCRIPTION                   SHARES/PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
RAILROADS--0.8%
   Burlington Northern Santa Fe         40,000         $   970
                                                       -------
RETAIL--2.1%
   Limited                              59,000           2,555
                                                       -------
TELEPHONES & TELECOMMUNICATION--7.7%
   AT&T                                 41,000           2,081
   Bell Atlantic                        30,000           1,847
   BellSouth                            65,000           3,043
   Vodafone Group                       50,000           2,475
                                                       -------
                                                         9,446
                                                       -------
Total Common Stocks
   (Cost $72,612)                                      104,371
                                                       -------

PREFERRED STOCKS--5.8%
   El Paso Energy Capital Trust         30,000           1,511
   Ingersoll-Rand                       35,000             892
   Metromedia Decs Trust Vi*            15,000             698
   Psinet*                              27,000           1,576
   Seagrams* (ACES)                     25,000           1,125
   Union Pacific Capital Trust* (A)     30,000           1,241
                                                       -------
Total Preferred Stocks
   (Cost $6,994)                                         7,043
                                                       -------

CONVERTIBLE BONDS--2.4%
   Exodus Communication Convertible Bond
     4.75% 07/15/08 Callable
     01/20/02 @ 100
     4.750%, 07/15/08                   $  500             691
   Newell Financial Trust I*                35           1,326
                                                       -------
Total Convertible Bonds
   (Cost $2,289)                                         2,017
                                                       -------

REGULATED INVESTMENT COMPANY--2.4%
   Estee Lauder, TRACES                 17,000           1,611
   Readers Digest, TRACES               48,000           1,302
                                                       -------
Total Regulated Investment Company
   (Cost $1,455)                                         2,913
                                                       -------

CASH EQUIVALENTS--5.0%
   SEI Liquid Asset Trust --
     Government Portfolio              487,000             487
   SEI Liquid Asset Trust--
     Prime Obligation                5,606,000           5,606
                                                       -------
--------------------------------------------------------------------------------
DESCRIPTION                                        VALUE (000)
--------------------------------------------------------------------------------
Total Cash Equivalents
   (Cost $6,093)                                       $ 6,093
                                                       -------
Total Investments--100.0%
   (Cost $89,443)                                      122,437
                                                       -------
OTHER ASSETS AND LIABILITIES, NET--0.0%                    (24)
                                                       -------

NET ASSETS:
   Portfolio Shares of Class I
    (unlimited authorization --
     no par value) based on
     5,889,889 outstanding shares
     of beneficial interest                             55,589
   Portfolio Shares of Class A
    (unlimited authorization --
     no par value) based on
     1,222,080 outstanding shares of
     beneficial interest                                15,057
   Portfolio Shares of Class B
    (unlimited authorization --
     no par value) based
     on 1,324,927 outstanding
     shares of beneficial interest                      18,989
   Accumulated net realized loss on
     investments                                          (216)
   Net unrealized appreciation on
     investments                                         32,994
                                                       --------
Total Net Assets -- 100.0%                             $122,413
                                                       ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                          $  14.51
                                                       ========
Net Asset Value and Redemption Price
   Per Share -- Class A                                $  14.54
                                                       ========
Maximum Public Offering Price Per
   Share -- Class A ($14.54 / 94.5%)                   $  15.39
                                                       ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class B (1)                      $  14.46
                                                       ========
*NON-INCOME PRODUCING SECURITY.
(1) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE.
(A) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS NORMALLY EXEMPT FROM REGISTRATION TO QUALIFIED INSTITUTIONAL INVESTORS.
(B) ZERO COUPON BOND -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS REPRESENTS THE SECURITY'S EFFECTIVE YIELD AT PURCHASE.
ACES -- ADUJSTABLE CONVERTIBLE RATE EQUITY SECURITY UNITS
ADR -- AMERICAN DEPOSITORY RECEIPT
PLC -- PUBLIC LIMITED COMPANY
TRACES -- TRUST AUTOMATIC COMMON EXCHANGE SECURITIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS


EQUITY INDEX FUND
--------------------------------------------------------------------------------
DESCRIPTION                             SHARES     VALUE (000)
--------------------------------------------------------------------------------
MUTUAL FUNDS--99.3%
   SEI S&P 500 Index Fund --
     Class E                           674,182         $30,675
                                                       -------
Total Mutual Funds
   (Cost $26,874)                                       30,675
                                                       -------
Total Investments--99.3%
   (Cost $26,874)                                       30,675
                                                       -------
OTHER ASSETS AND LIABILITIES, NET--0.7%                    207
                                                       -------

NET ASSETS:
   Portfolio Shares of Class I
    (unlimited authorization --
     no par value) based on
     452,908 outstanding shares
     of beneficial interest                              5,783
   Portfolio Shares of Class A
   (unlimited authorization --
     no par value) based on
     106,391 outstanding shares
     of beneficial interest                              1,272
   Portfolio Shares of Class B
    (unlimited authorization --
     no par value) based
     on 1,619,950 outstanding shares
     of beneficial interest                             19,883
   Overdistributed net investment income                   (18)
   Accumulated net realized gain on
     investments                                            161
   Net unrealized appreciation on investments             3,801
                                                        -------
Total Net Assets -- 100.0%                              $30,882

Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                           $ 14.35
                                                        =======
Net Asset Value and Redemption Price Per
   Share -- Class A                                     $ 14.20
                                                        =======
Maximum Public Offering Price Per Share --
   Class A ($14.20 / 94.5%)                             $ 15.03
                                                        =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Class B (1)                       $ 14.12
                                                        =======
(1) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


MID CAP FUND
--------------------------------------------------------------------------------
DESCRIPTION                             SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS--96.8%
AUTOMOTIVE--2.1%
   Harley-Davidson                       3,000          $  192
                                                        ------
BANKS--9.0%
   Charter One Financial                 4,000              76
   Compass Bancshares                    3,500              78
   First Security                        3,000              77
   First Tennessee National              4,500             128
   Marshall & Ilsley                     4,000             251
   Zions Bancorp                         4,000             237
                                                        ------
                                                           847
                                                        ------
BROADCASTING, NEWSPAPERS & ADVERTISING--3.2%
   Hispanic Broadcasting*                1,000              92
   Univision Communications*             2,000             204
                                                        ------
                                                           296
                                                        ------
COMMUNICATIONS EQUIPMENT--3.5%
   ADC Telecommunications*               4,600             334
                                                        ------
COMPUTERS & SERVICES--3.4%
   Compuware*                            5,700             212
   Jabil Circuit*                        1,500             109
                                                        ------
                                                           321
                                                        ------
FINANCIAL SERVICES--0.8%
   E*trade*                              3,000              78
                                                        ------
FOOD, BEVERAGE & TOBACCO--3.8%
   Hormel Foods                          4,000             163
   Suiza Foods*                          5,000             198
                                                        ------
                                                           361
                                                        ------
INSURANCE--0.6%
   AMBAC                                 1,000              52
                                                        ------
LEISURE PRODUCTS--2.9%
   Tiffany & Company                     3,000             268
                                                        ------
MEDICAL PRODUCTS & SERVICES--4.5%
   Biomet*                               5,320             213
   Stryker                               3,000             209
                                                        ------
                                                           422
                                                        ------
MISCELLANEOUS BUSINESS SERVICES--17.0%
   Citrix Systems*                       2,375             292
   Comdisco                             11,875             442
   Convergys*                            4,000             123
   Electronic Arts*                      3,000             252
   Fiserv*                               4,000             153
   Legato Systems*                       2,700             186
   Siebel Systems*                       1,700             143
                                                        ------
                                                         1,591
                                                        ------

                                                               [GRAPHIC OMITTED]

                                                                DECEMBER 31,1999
--------------------------------------------------------------------------------
DESCRIPTION                             SHARES     VALUE (000)
--------------------------------------------------------------------------------
MISCELLANEOUS CONSUMER SERVICES--1.2%
   Robert Half International*            4,000          $  114
                                                        ------
PAPER & PAPER PRODUCTS--1.4%
   Consolidated Papers                   4,000             127
                                                        ------
PETROLEUM & FUEL PRODUCTS--2.2%
   BJ Services*                          2,500             105
   Ensco International                   4,500             103
                                                        ------
                                                           208
                                                        ------
PRINTING & PUBLISHING--2.7%
   Scholastic*                           2,300             143
   Washington Post, Cl B                   200             111
                                                        ------
                                                           254
                                                        ------
PROFESSIONAL SERVICES--3.1%
   Devry*                                4,000              75
   Veritas Software*                     1,500             215
                                                        ------
                                                           290
                                                        ------
RETAIL--2.6%
   Dollar Tree Stores*                   2,000              97
   Starbucks*                            4,000              97
   Williams Sonoma*                      1,000              46
                                                        ------
                                                           240
                                                        ------
RUBBER & PLASTIC--1.1%
   Weatherford International*            2,500             100
                                                        ------
SEMI-CONDUCTORS/INSTRUMENTS--18.2%
   Altera*                               3,000             149
   American Power Conversion*           14,250             376
   Analog Devices*                       3,315             308
   C-Cube Microsystems Inc*              5,700             355
   Maxim Integrated Products*            2,000              94
   Sanmina*                              1,950             195
   Vitesse Semiconductor*                2,000             105
   Xilinx*                               2,800             127
                                                        ------
                                                         1,709
                                                        ------
SPECIALTY MACHINERY--1.0%
   American Standard Companies*          2,000              92
                                                        ------
TELEPHONES & TELECOMMUNICATION--2.4%
   Broadwing                             6,000             221
                                                        ------
TESTING LABORATORIES--9.1%
   Chiron*                              13,750             583
   Medimmune*                            1,400             232
   Millennium Pharmaceutical*              300              37
                                                        ------
                                                           852
                                                        ------
--------------------------------------------------------------------------------
DESCRIPTION                             SHARES     VALUE (000)
--------------------------------------------------------------------------------

WHOLESALE--1.0%
   BJ's Wholesale Club*                  2,600          $   95
                                                        ------
Total Common Stocks
   (Cost $6,462)                                         9,064
                                                        ------

CASH EQUIVALENTS--3.3%
   SEI Liquid Asset Trust --
     Government Portfolio               57,000              57
   SEI Liquid Asset Trust--
     Treasury Portfolio                251,000             251
                                                        ------
Total Cash Equivalents
   (Cost $308)                                             308
                                                        ------
Total Investments--100.1%
   (Cost $6,770)                                         9,372
                                                        ------
OTHER ASSETS AND LIABILITIES, NET -- (0.1%)                 (8)
                                                        ------

NET ASSETS:
   Portfolio Shares of Class I
    (unlimited authorization --
     no par value) based on 852,821
     outstanding shares of
     beneficial interest                                 6,999
   Accumulated net realized loss on
     investments                  (237)
   Net unrealized appreciation on investments            2,602
                                                        ------
Total Net Assets -- 100.0%                              $9,364

Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                           $10.98
                                                        ======
* NON-INCOME PRODUCING SECURITY.
CL -- CLASS
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
                                                               DECEMBER 31,1999

BALANCED FUND
--------------------------------------------------------------------------------
DESCRIPTION                             SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS--74.5%
AIRCRAFT--3.7%
   Honeywell International              28,125          $1,622
   United Technologies                  20,000           1,300
                                                        ------
                                                         2,922
                                                        ------
BANKS--4.9%
   Bank of America                      33,000           1,656
   Bank of New York                     16,000             640
   Chase Manhattan                      20,000           1,554
                                                        ------
                                                         3,850
                                                        ------
CHEMICALS--1.0%
   E.I. DuPont de Nemours               11,755             774
                                                        ------
COMPUTERS & SERVICES--11.5%
   America Online*                      30,000           2,263
   Cisco Systems*                       25,000           2,678
   Dell Computer*                       36,000           1,836
   International Business Machines       5,000             540
   Microsoft*                           15,000           1,751
                                                        ------
                                                         9,068
                                                        ------
DRUGS--7.4%
   Bristol-Myers Squibb                 12,000             770
   Glaxo Wellcome PLC (ADR)             10,000             559
   Merck                                20,000           1,341
   Monsanto* (ACES)                     35,000           1,159
   Pfizer                               32,000           1,038
   SmithKline Beecham PLC (ADR)         15,000             967
                                                        ------
                                                         5,834
                                                        ------
ELECTRICAL & ELECTRONIC PRODUCTS--3.0%
   General Electric                     15,000           2,321
                                                        ------
FINANCIAL SERVICES--5.6%
   American Express                      6,000             997
   Federal National Mortgage
     Association                        12,000             749
   Merrill Lynch                         7,000             584
   Morgan Stanley, Dean Witter,
     Discover                            5,000             714
   Textron                              18,000           1,380
                                                        ------
                                                         4,424
                                                        ------
FOOD, BEVERAGE & TOBACCO--0.5%
   Campbell Soup                        10,000             387
                                                        ------
--------------------------------------------------------------------------------
DESCRIPTION                             SHARES     VALUE (000)
--------------------------------------------------------------------------------

GAS/NATURAL GAS--3.3%
   Enron                                30,000          $1,331
   Williams                             40,000           1,223
                                                        ------
                                                         2,554
                                                        ------
HOUSEHOLD PRODUCTS--3.1%
   Colgate-Palmolive                    20,000           1,300
   Illinois Tool Works                  17,000           1,149
                                                        ------
                                                         2,449
                                                        ------
INSURANCE--3.5%
   American International Group          7,500             811
   Citigroup                            35,000           1,945
                                                        ------
                                                         2,756
                                                        ------
LEISURE PRODUCTS--0.3%
   Mattel                               20,000             263
                                                        ------
MACHINERY--2.1%
   Ingersoll-Rand                       30,000           1,652
                                                        ------
MISCELLANEOUS MANUFACTURING--2.7%
   Tyco International                   55,000           2,138
                                                        ------
PETROLEUM & FUEL PRODUCTS--0.2%
   Global Marine*                       10,000             166
                                                        ------
PETROLEUM REFINING--2.8%
   BP Amoco (ADR)                       10,586             628
   Conoco                               29,999             746
   Exxon Mobil                           7,920             638
   USX Marathon                          7,000             173
                                                        ------
                                                         2,185
                                                        ------
PROFESSIONAL SERVICES--0.3%
   Halliburton                           5,000             201
                                                        ------
RETAIL--3.9%
   Limited                              25,000           1,083
   Wal-Mart Stores, Inc.                29,000           2,005
                                                        ------
                                                         3,088
                                                        ------
SEMI-CONDUCTORS/INSTRUMENTS--6.9%
   Applied Materials*                   17,000           2,154
   Intel                                22,000           1,811
   Texas Instruments                    15,000           1,453
                                                        ------
                                                         5,418
                                                        ------
TELEPHONES & TELECOMMUNICATION--6.0%
   AT&T                                 25,000           1,269
   Lucent Technologies                  27,000           2,020
   MCI WorldCom*                        27,000           1,433
                                                        ------
                                                         4,722
                                                        ------

                                                               [GRAPHIC OMITTED]

                                                               DECEMBER 31,1999
--------------------------------------------------------------------------------
DESCRIPTION                   SHARES/PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
TRUCKING--0.4%
   CNF Transportation                   10,000          $  345
                                                        ------
WHOLESALE--1.4%
   Johnson & Johnson                    12,000           1,118
                                                        ------
Total Common Stocks
   (Cost $38,965)                                       58,635
                                                        ------

CORPORATE BONDS--18.9%
BANKS--0.6%
   NBD Bancorp
     7.125%, 05/15/07                   $  500             484
                                                        ------
COMMUNICATIONS EQUIPMENT--1.1%
   Motorola
     5.800%, 10/15/08                    1,000             900
                                                        ------
COMPUTERS & SERVICES--1.3%
   International Business Machines
     7.500%, 06/15/13                    1,000           1,009
                                                        ------
ENTERTAINMENT--1.1%
   Walt Disney (MTN)
     5.800%, 10/27/08                    1,000             896
                                                        ------
FINANCIAL SERVICES--4.2%
   Bear Stearns
     6.625%, 10/01/04                      800             771
   Goldman Sachs
     6.650%, 05/15/09                      750             698
   JP Morgan
     6.000%, 01/15/09                    1,000             895
   Merrill Lynch
     6.000%, 02/17/09                    1,000             895
                                                        ------
                                                         3,259
                                                        ------
FOOD, BEVERAGE & TOBACCO--2.6%
   McDonald's
     6.500%, 08/01/07                    1,000             959
   PepsiCo
     6.125%, 03/04/08                    1,000             937
   Philip Morris
     9.250%, 02/15/00                      100             100
                                                        ------
                                                         1,996
                                                        ------
MACHINERY--1.1%
   Tyco International Group
     6.125%, 01/15/09                    1,000             885
                                                        ------
PETROLEUM & FUEL PRODUCTS--1.2%
   Amoco
     6.250%, 10/15/04                    1,000             966
                                                        ------
--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
RAILROADS--1.1%
   Norfolk Southern
     5.950%, 04/01/08                   $1,000          $  903
                                                        ------
RETAIL--1.1%
   Nordstrom
     5.625%, 01/15/09                    1,000             870
                                                        ------
TECHNOLOGY, GENERAL--1.2%
   United Tech
     6.500%, 06/01/09                    1,000             935
                                                        ------
TELEPHONES & TELECOMMUNICATION--1.1%
   GTE California
     5.500%, 01/15/09                    1,000             873
                                                        ------
UTILITIES--1.2%
   GTE
     6.460%, 04/15/08                    1,000             935
                                                        ------
Total Corporate Bonds
   (Cost $15,522)                                       14,911
                                                        ------

U.S. TREASURY OBLIGATIONS--2.4%
   U.S. Treasury Notes
     5.000%, 02/28/01                    1,000             987
     5.500%, 03/31/03                      500             488
     6.625%, 05/15/07                      400             401
                                                        ------
Total U.S. Treasury Obligations
   (Cost $1,904)                                         1,876
                                                        ------

U.S. GOVERNMENT AGENCY OBLIGATIONS--2.8%
   Federal Farm Credit Bank
     6.000%, 01/07/08                    1,000             937
   Federal Home Loan Bank
     8.000%, 08/19/14                      800             775
   Federal Home Loan Mortgage Corporation
     6.704%, 01/09/07                      500             491
                                                        ------
Total U.S. Government Agency Obligations
   (Cost $2,304)                                         2,203
                                                        ------

CERTIFICATE OF DEPOSIT--0.5%
   National City Bank Cleveland
     7.100%, 09/25/12                      400             379
                                                        ------
Total Certificate of Deposit
   (Cost $400)                                             379
                                                        ------

STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------
DESCRIPTION                             SHARES     VALUE (000)
--------------------------------------------------------------------------------
CASH EQUIVALENTS--0.0%
   SEI Liquid Asset Trust --
     Government Portfolio                7,000         $     7
   SEI Liquid Asset Trust --
     Treasury Portfolio                  3,000               3
                                                       -------
Total Cash Equivalents
   (Cost $10)                                               10
                                                       -------
Total Investments--99.1%
   (Cost $59,105)                                       78,014
                                                       -------
OTHER ASSETS AND LIABILITIES, NET -- 0.9%                  675
                                                       -------

NET ASSETS:
   Portfolio Shares of Class I
    (unlimited authorization --
     no par value) based on
     2,047,253 outstanding
     shares of beneficial interest                      19,478
   Portfolio Shares of Class A
   (unlimited authorization --
    no par value) based
    on 723,862 outstanding shares
    of beneficial interest                               7,438
   Portfolio Shares of Class B
    (unlimited authorization --
     no par value) based on
     2,517,162 outstanding shares
     of beneficial interest                             33,354
   Undistributed net investment income                       9
   Accumulated net realized loss on
     investments                                          (499)
   Net unrealized appreciation on investments           18,909
                                                       -------
Total Net Assets -- 100.0%                             $78,689
                                                       =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                          $ 14.92
                                                       =======
Net Asset Value and Redemption Price
   Per Share -- Class A                                $ 14.94
                                                       =======
Maximum Public Offering Price Per
   Share -- Class A ($14.94 / 94.5%)                   $ 15.81
                                                       =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Class B (1) (1)                  $ 14.83
                                                       =======
* NON-INCOME PRODUCING SECURITY.
(1) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE
ACES-- ADJUSTABLE CONVERTIBLE RATE EQUITY SECURITY UNITS
ADR -- AMERICAN DEPOSITORY RECEIPT
MTN -- MEDIUM TERM NOTE
PLC-- PUBLIC LIMITED COMPANY
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
DESCRIPTION                             SHARES     VALUE (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS--92.6%
AUSTRALIA--0.4%
   Telstra                              27,000         $   147
                                                       -------
FINLAND--3.3%
   Nokia, Series A (ADR)                 4,300             817
   Sonera                                5,000             343
                                                       -------
                                                         1,160
                                                       -------
FRANCE--8.6%
   Altran Technologies                     800             483
   Axa                                   2,600             362
   Cap Gemini                              684             174
   CGIP                                  4,444             291
   Dassault Systemes                     4,000             261
   L'Oreal                                 300             241
   Louis Vuitton Moet Hennessy             680             304
   Scor                                  5,500             243
   Total Fina, Series B                  3,449             460
   Valeo                                 2,000             154
                                                       -------
                                                         2,973
                                                       -------
GERMANY--3.5%
   Allianz - Registered                  1,000             336
   Bayerische Motoren Werke              5,200             159
   Mannesmann                            2,514             606
   Muenchener
     Rueckversicherungs-Registered         500             127
                                                       -------
                                                         1,228
                                                       -------
HONG KONG--1.2%
   SmarTone Telecommunications
     Holdings                           45,000             217
   Sun Hung Kai Properties              19,161             200
                                                       -------
                                                           417
                                                       -------
IRELAND--1.7%
   Allied Irish Banks (GBP)              6,972              79
   Allied Irish Banks                   12,000             137
   CRH                                   6,000             129
   Elan Group* (ADR)                     8,000             236
                                                       -------
                                                           581
                                                       -------
ITALY--2.4%
   ENI                                  40,000             220
   Pirelli                              47,000             129
   Telecom Italia                       15,000             211
   Telecom Italia Mobile                24,000             268
                                                       -------
                                                           828
                                                       -------

                                                              [GRAPHIC OMITTED]

                                                               DECEMBER 31,1999

--------------------------------------------------------------------------------
DESCRIPTION                             SHARES     VALUE (000)
--------------------------------------------------------------------------------
JAPAN--28.6%
   Asatsu-DK                             3,000         $   202
   Fuji Photo Film                       2,000              73
   Hikari Tsushin                          300             602
   Honda Motor*                          4,000             149
   Hoya                                  4,000             315
   Mikuni Coca-Cola Bottling             5,000              88
   Murata Manufacturing                  5,000           1,174
   Nichiei                               4,500              98
   Nintendo                              2,500             415
   Nomura Securities                     5,000              90
   NTT                                       3              51
   NTT Data                                 30             690
   NTT Mobile Communication
     Network                                28           1,077
   Rohm                                  3,000           1,233
   Ryohin Keikaku                        2,000             401
   Secom                                 2,000             220
   Seven-Eleven                          2,000             317
   Shohkoh Fund                            700             277
   Sony                                  3,100             919
   Takeda Chemical Industries            9,000             445
   Tokyo Broadcasting System            10,000             338
   Tokyo Electron                        4,000             548
   Yasuda Fire & Marine Insurance       30,000             170
                                                       -------
                                                         9,892
                                                       -------
MALAYSIA--0.0%
   YTL                                   6,000               9
                                                       -------
NETHERLANDS--8.9%
   Aegon (ADR)                          10,060             961
   ASM Lithography Holding*              5,000             555
   Getronics                             4,900             391
   Heineken                              4,500             219
   Kempen                                4,000             159
   Philips Electronics                   2,576             350
   Vendex                               10,033             267
   Wolters Kluwer                        5,500             186
                                                       -------
                                                         3,088
                                                       -------
NORWAY--0.4%
   Tomra Systems                         9,000             153
                                                       -------
SINGAPORE--1.5%
   Datacraft Asia Limited               16,000             133
   Singapore Press Holdings             17,000             369
                                                       -------
                                                           502
                                                       -------
SPAIN--0.5%
   Telefonica*                           7,000             175
                                                       -------
--------------------------------------------------------------------------------
DESCRIPTION                             SHARES     VALUE (000)
--------------------------------------------------------------------------------
SWEDEN--6.6%
   A-Com*                                7,400         $   169
   Assa Abloy, Series B                 35,200             494
   Connecta*                             2,500              85
   Ericsson, Seies B                     5,900             379
   Framtidsfabriken*                     1,000             181
   Hennes & Mauritz, Series B           14,000             469
   Modern Times Group, Series B*         3,800             188
   Securitas AB, Series B                9,900             179
   Svenska Handlesbanken, Series A      11,300             142
                                                       -------
                                                         2,286
                                                       -------
SWITZERLAND--7.5%
   Credit Suisse Group, Registered       3,500             697
   Nestle - Registered                     136             249
   Pharma Vision 2000, Bearer*             200             142
   Roche Holding, Bearer                    12             196
   Roche Holding, Genusscheine              85           1,010
   Swiss Reinsurance, Registered           145             298
                                                       -------
                                                         2,592
                                                       -------
UNITED KINGDOM--17.5%
   Amvescap                             25,000             291
   BP Amoco (ADR)                        4,512             268
   British Telecommunications           14,000             343
   Capita Group                         18,000             329
   CGU                                   8,000             129
   Compass Group                        45,000             619
   Diageo                               10,000              81
   Dixons Group                         14,000             337
   Hays                                 19,000             303
   HSBC Holdings                        20,700             289
   Invensys                             45,000             245
   Lloyds TSB Group                     26,000             326
   Misys                                34,000             531
   Next                                 16,000             154
   Provident Financial                  10,000             113
   Rentokil Initial                     80,000             292
   Schroders                             9,027             182
   Securicor                            14,000              36
   SmithKline Beecham                   15,000             192
   Vodafone Group                       72,000             357
   WPP Group                            40,000             635
                                                       -------
                                                         6,052
                                                       -------
Total Foreign Common Stocks
   (Cost $21,132)                                       32,083
                                                       -------

STATEMENT OF NET ASSETS


INTERNATIONAL EQUITY FUND (CONCLUDED)
--------------------------------------------------------------------------------
DESCRIPTION                             SHARES     VALUE (000)
--------------------------------------------------------------------------------
FOREIGN PREFERRED STOCK--1.2%
GERMANY--1.2%
   SAP                                     700         $   421
                                                       -------
Total Foreign Preferred Stock
   (Cost $365)                                             421
                                                       -------

FOREIGN OPTION--0.3%
JAPAN--0.3%
   Salomon Smith Barney
     Nikkei 225*, expires
     05/09/00                          100,000             100
                                                       -------
Total Foreign Option
   (Cost $100)                                             100
                                                       -------

FOREIGN WARRANT--0.0%
SWITZERLAND--0.0%
   Credit Suisse Group*, expires
     09/15/00                           15,000              12
                                                       -------
Total Foreign Warrant
   (Cost $10)                                               12
                                                       -------

CASH EQUIVALENT--5.8%
   UBOC Money Market
     Demand Deposit                  1,999,000           1,999
                                                       -------
Total Cash Equivalent
   (Cost $1,999)                                         1,999
                                                       -------
Total Investments--99.9%
   (Cost $23,606)                                       34,615
                                                       -------
OTHER ASSETS AND LIABILITIES, NET--0.1%                     18
                                                       -------
--------------------------------------------------------------------------------
DESCRIPTION                                        VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
   Portfolio Shares of Class I
    (unlimited authorization --
     no par value) based on
     2,019,436 outstanding shares of
     beneficial interest                               $21,943
   Portfolio Shares of Class A
    (unlimited authorization --
     no par value) based on 42,588
     outstanding shares of
     beneficial interest                                   394
   Portfolio Shares of Class B
    (unlimited authorization --
     no par value) based
     on 58,560 outstanding shares
     of beneficial interest                                706
   Undistributed net investment income                      84
   Accumulated net realized gain
     on foreign currency transactions                      129
   Accumulated net realized gain
     on investments                                        368
   Net unrealized appreciation on
     investments                                        11,009
                                                      --------
Total Net Assets -- 100.0%                            $ 34,633
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                         $  16.35
                                                      ========
Net Asset Value and Redemption Price
   Per Share-- Class A                                $  16.25
                                                      ========
Maximum Public Offering Price
   Per Share -- Class A ($16.25 / 94.5%)              $  17.20
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share B (1)                              $  15.97
                                                      ========
* NON-INCOME PRODUCING SECURITY.
(1) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE.
ADR -- AMERICAN DEPOSITORY RECEIPT
GBP -- TRADED IN GREAT BRITISH POUNDS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              [GRAPHIC OMITTED]
STATEMENTS OF OPERATIONS (000)
FOR THE YEAR ENDED DECEMBER 31, 1999
                                                               DECEMBER 31,1999
                                          ------------------------------------------------------------------------------------------
                                            U.S. TREASURY       PRIME                             U.S. TREASURY      INSTITUTIONAL
                                             SECURITIES      OBLIGATION         TAX-EXEMPT         SECURITIES           SELECT
                                                MONEY           MONEY              MONEY           PLUS MONEY            MONEY
                                               MARKET          MARKET             MARKET             MARKET             MARKET
                                                FUND            FUND               FUND               FUND               FUND
                                          ------------------------------------------------------------------------------------------
INTEREST INCOME:                               $43,656         $44,104            $5,390             $3,031             $13,068
                                          ------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fee                       3,147           2,958               574                 93                 249
Less: Investment advisory fee waived                --              (1)              (59)               (69)                 --
Administration fee                               1,798           1,690               328                218                 249
Custody fee                                        225             211                41                 16                  62
Transfer agency fee                                156             142                43                 38                  29
Professional fees                                  181             167                33                 12                  38
Registration fees                                   81             125                23                  4                  63
Distribution fees (1)                              238             890                58                 19                  --
Less: Distribution fee waiver                       --            (363)               --                 --                  --
Printing expense                                   117             110                19                 10                  24
Insurance and other expenses                        77              54                11                  4                  12
                                          ------------------------------------------------------------------------------------------
   Total expenses, net                           6,020           5,983             1,071                345                 726
                                          ------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                           37,636          38,121             4,319              2,686              12,342

   Net realized loss
   on investments                                   (2)             (1)               --                 --                  --
                                          ------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                             $37,634         $38,120            $4,319             $2,686             $12,342
                                          ==========================================================================================


(1) DISTRIBUTION FEES ARE INCURRED AT THE CLASS A, CLASS B AND CLASS S LEVELS, AND FOR THE U.S. TREASURY SECURITIES PLUS MONEY MARKET FUND.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

     The accompanying notes are an integral part of the financial statements.


STATEMENTS OF OPERATIONS (000)
FOR THE YEAR ENDED DECEMBER 31, 1999
                                                               DECEMBER 31, 1999
                                             -------------------------------------------------------------------------------------
                                                                                                    INTERMEDIATE
                                                                  HIGH          NEW JERSEY             TERM          PENNSYLVANIA
                                                FIXED             YIELD          MUNICIPAL          GOVERNMENT         MUNICIPAL
                                               INCOME             BOND          SECURITIES          SECURITIES        SECURITIES
                                                FUND              FUND             FUND                FUND              FUND
                                             -------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividend income                           $     --              $ --            $   --             $   --            $   --
   Interest income                             13,516               645             6,517              1,648             1,829
   Less: Foreign taxes withheld                    --                --                --                 --                --
                                             ---------------------------------------------------------------------------------------
   Total income                                13,516               645             6,517              1,648             1,829
                                             -------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fee                      1,318                40               756                165               213
Less: investment advisory fee waived             (220)               (7)             (127)               (46)              (51)
Less: Reimbursement from Advisor                   --                (7)               --                 --                --
Administration fee                                439                14               252                 55                71
Less: Administration fee waiver                    --               (14)               --                 --                --
Custody fee                                        55                 2                32                  7                 9
Transfer agency fee                                71                30                49                 29                27
Professional fees                                  40                 1                21                  5                 6
Registration fees                                  15                 2                 4                 --                 2
Distribution fees (1)                              91                46                35                  2                 1
Printing expense                                   25                --                14                  3                 4
Amortization of deferred
  organizational costs                             --                --                --                 --                --
Insurance and other expenses                       15                16                 8                  2                 3
                                               -------------------------------------------------------------------------------------
   Total expenses, net                          1,849               123             1,044                222               285
                                               -------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                   11,667               522             5,473              1,426             1,544

   Net realized gain (loss)
   on investments                              (1,621)              (65)              275                 96                (6)
   Net realized gain on foreign currency
     transactions and foreign
     currency contracts                             --               --                --                 --                --
   Net change in unrealized depreciation
     on foreign currency and translation
     of other assets and liabilities
     denominated in foreign currency                --               --                --                 --                --
   Net change in unrealized appreciation
     (deprecation) on investments             (14,001)             (409)           (7,694)            (1,778)           (4,054)
                                              -------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  $(3,955)           $   48           $(1,946)            $ (256)          $(2,516)
                                              =====================================================================================


(1) ALL DISTRIBUTION FEES ARE INCURRED AT THE CLASS A AND CLASS B LEVELS.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

     The accompanying notes are an integral part of the financial statements.

                                                               [GRAPHIC OMITTED]

                                                                DECEMBER 31,1999



      EQUITY             EQUITY             EQUITY             EQUITY                                                INTERNATIONAL
      GROWTH              VALUE             INCOME              INDEX             MID CAP           BALANCED            EQUITY
       FUND               FUND               FUND               FUND               FUND               FUND               FUND
-----------------------------------------------------------------------------------------------------------------------------------
  $   1,165           $  4,071               $2,821             $  257             $ 18             $   631             $  406
        390                262                  295                 --               12               1,396                 51
         --                (30)                  (7)                --               --                  (2)               (17)
-----------------------------------------------------------------------------------------------------------------------------------
      1,555              4,303                3,109                257               30               2,025                440
-----------------------------------------------------------------------------------------------------------------------------------
      1,833              2,300                  971                141               69                 551                234
       (280)              (351)                (197)               (66)             (40)               (127)               (58)
         --                 --                   --                 (7)              --                  --                 --
        489                613                  259                 38               19                 147                 47
         --                 --                   --                (38)              --                  --                 --
         61                 76                   33                  5                2                  18                 42
         75                123                  100                 43               19                  80                 54
         52                 55                   24                 10                1                  13                  5
         23                 21                    4                  6                4                   5                  2
        141                319                  236                144               --                 339                 10
         27                 34                   15                  2               --                   8                  3


         --                 --                   --                 --               --                  --                  3
         29                 18                    9                 17               --                   4                 15
-----------------------------------------------------------------------------------------------------------------------------------
      2,450              3,208                1,454                295               74               1,038                357
------------------------------------------------------------------------------------------------------------------------------------
       (895)             1,095                1,655                (38)             (44)                987                 83


     30,254              6,044                  (99)               163              (21)               (423)             1,014


         --                 --                   --                 --               --                  --                129



         --                 --                   --                 --               --                  --                 (2)

     75,515             32,840                5,717              3,390              344               5,651              8,841
------------------------------------------------------------------------------------------------------------------------------------


   $104,874            $39,979               $7,273             $3,515             $279              $6,215            $10,065
===================================================================================================================================

STATEMENTS OF CHANGES IN
NET ASSETS (000)
FOR THE YEARS ENDED DECEMBER 31,

MONEY MARKET FUNDS

                                                           -------------------------------------------------------------------------
                                                                       U.S. TREASURY                    PRIME OBLIGATION
                                                                        SECURITIES                        MONEY MARKET
                                                                     MONEY MARKET FUND                        FUND
                                                           -------------------------------------------------------------------------

                                                                   1999              1998               1999              1998
                                                           -------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net investment income                                    $     37,636            $ 28,454        $   38,121          $  26,477
Net realized gain (loss) on investments                               (2)                 16                (1)                --
                                                           -------------------------------------------------------------------------
   Net increase in net assets resulting
   from operations                                                37,634              28,470            38,120             26,477
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
   Class I                                                       (34,078)            (26,771)          (31,765)           (23,045)
   Class A                                                        (3,844)             (1,683)             (160)              (824)
   Class B                                                            --                  --               (31)                (2)
   Class S                                                            --                  --            (6,178)            (2,606)
                                                           -------------------------------------------------------------------------

          Total distributions                                    (37,922)            (28,454)          (38,134)           (26,477)
                                                           -------------------------------------------------------------------------
SHARE TRANSACTIONS (ALL AT $1.00 PER SHARE):
   Class I:
      Shares issued                                            1,803,403           2,999,005         1,308,297          1,084,578
      Shares issued in lieu of cash distributions                    207                 223             4,968              4,417
      Shares redeemed                                         (1,767,995)         (2,683,531)       (1,154,843)          (889,840)
                                                           -------------------------------------------------------------------------

         Net Class I share transactions                           35,615             315,697           158,422            199,155
                                                           -------------------------------------------------------------------------
   Class A:
      Shares issued                                              169,750             136,282             2,540             54,056
      Shares issued in lieu of cash distributions                     99                 100               152                755
      Shares redeemed                                           (119,657)            (80,466)           (3,350)           (68,159)
                                                           -------------------------------------------------------------------------

         Net Class A share transactions                           50,192              55,916              (658)           (13,348)
                                                           -------------------------------------------------------------------------
   Class B:
      Shares issued                                                   --                  --             3,017                228
      Shares issued in lieu of cash distributions                     --                  --                30                  2
      Shares redeemed                                                 --                  --            (1,458)               (94)
                                                           -------------------------------------------------------------------------

         Net Class B share transactions                               --                  --             1,589                136
                                                           -------------------------------------------------------------------------
   Class S:
      Shares issued                                                   --                  --           217,851            164,522
      Shares issued in lieu of cash distributions                     --                  --                --                 --
      Shares redeemed                                                 --                  --          (131,060)           (95,064)
                                                           -------------------------------------------------------------------------

         Net Class S share transactions                               --                  --            86,791             69,458
                                                           -------------------------------------------------------------------------
   Increase (decrease) in net assets from
     share transactions                                           85,807             371,613           246,144            255,401
                                                           -------------------------------------------------------------------------

   Total increase (decrease) in net assets                        85,519             371,629           246,130            255,401
                                                           -------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                           871,317             499,688           704,134            448,733
                                                           -------------------------------------------------------------------------

NET ASSETS:
   End of period                                           $     956,836         $   871,317         $ 950,264          $ 704,134
                                                           =========================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

      The accompanying notes are an integral part of the financial statements.


                                                                          (LOGO)
                                                               [GRAPHIC OMITTED]
STATEMENT OF NET ASSETS
                                                                DECEMBER 31,1999
-----------------------------------------------------------------------------------------------------------------------------------
             TAX-EXEMPT                                   U.S. TREASURY                                   INSTITUTIONAL
            MONEY MARKET                                 SECURITIES PLUS                                  SELECT MONEY
                FUND                                    MONEY MARKET FUND                                 MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------------
      1999                 1998                     1999                 1998                     1999                1998
-----------------------------------------------------------------------------------------------------------------------------------

   $    4,319          $    2,660               $     2,686            $   3,116                $ 12,342          $   5,979
           --                   6                        --                    1                      --                 (4)
-----------------------------------------------------------------------------------------------------------------------------------

        4,319               2,666                     2,686                3,117                  12,342              5,975
-----------------------------------------------------------------------------------------------------------------------------------


       (3,755)             (2,422)                   (2,686)              (3,116)                (12,343)            (5,979)
         (565)               (239)                       --                   --                      --                 --
            --                 --                        --                   --                      --                 --
            --                 --                        --                   --                      --                 --
-----------------------------------------------------------------------------------------------------------------------------------

       (4,320)             (2,660)                   (2,686)              (3,116)                (12,343)            (5,979)
-----------------------------------------------------------------------------------------------------------------------------------



      188,938             196,199                   368,717              417,987                 749,927            422,961
          399                 470                     2,332                2,657                      --                (74)
     (197,493)           (125,880)                 (374,931)            (426,081)               (540,445)          (354,314)
-----------------------------------------------------------------------------------------------------------------------------------

       (8,156)             70,789                    (3,882)              (5,437)                209,482             68,573


       46,912              32,559                        --                   --                      --                 --
           44                  75                        --                   --                      --                 --
      (37,792)            (24,798)                       --                   --                      --                 --
-----------------------------------------------------------------------------------------------------------------------------------

        9,164               7,836                        --                   --                      --                 --
-----------------------------------------------------------------------------------------------------------------------------------


           --                  --                        --                   --                      --                 --
           --                  --                        --                   --                      --                 --
           --                  --                        --                   --                      --                 --
-----------------------------------------------------------------------------------------------------------------------------------

           --                  --                        --                   --                      --                 --
-----------------------------------------------------------------------------------------------------------------------------------


           --                  --                        --                   --                      --                 --
           --                  --                        --                   --                      --                 --
           --                  --                        --                   --                      --                 --
-----------------------------------------------------------------------------------------------------------------------------------

           --                  --                        --                   --                      --                 --


        1,008              78,625                    (3,882)              (5,437)                209,482             68,573

        1,007              78,631                    (3,882)              (5,436)                209,481             68,569

      162,237              83,606                    63,222               68,658                 130,091             61,522
-----------------------------------------------------------------------------------------------------------------------------------

    $ 163,244           $ 162,237                 $  59,340            $  63,222                $339,572           $130,091
===================================================================================================================================


Statements of Changes in
Net Assets (000)
For the years ended December 31,

Fixed Income Funds
                                             ---------------------------------
                                                            Fixed
                                                            Income
                                                             Fund
                                             ---------------------------------

                                                      1999           1998
                                             ---------------------------------
Investment activities:
   Net investment income                          $  11,667        $  12,004
   Net realized gain (loss) on investments           (1,621)           1,421
   Net change in unrealized appreciation
    (depreciation) on investments                   (14,001)           2,946
                                             ---------------------------------
   Net increase (decrease) in net assets
    resulting from operations                       (3,955)          16,371
Distributions to shareholders:
   Net investment income:
   Class I                                         (11,097)         (11,648)
   Class A                                            (212)            (243)
   Class B                                            (347)            (112)
   Realized capital gains:
   Class I                                              --           (1,182)
   Class A                                              --              (24)
   Class B                                              --              (33)
                                              ---------------------------------
      Total distributions                          (11,656)         (13,242)
                                              ---------------------------------
Share transactions:
   Class I:
      Proceeds from shares issued                   33,717           42,501
      Reinvestment of cash distributions             3,317            4,592
      Cost of shares redeemed                      (45,830)         (42,531)
                                              ---------------------------------
         Net Class I share transactions             (8,796)           4,562
                                              ---------------------------------
   Class A:
      Proceeds from shares issued                    1,373            2,856
      Reinvestment of cash distributions               171              218
      Cost of shares redeemed                       (1,748)          (3,361)
                                              ---------------------------------
         Net Class A share transactions               (204)            (287)
                                              ---------------------------------
  Class B:
      Proceeds from shares issued                    4,655            6,617
      Reinvestment of cash distributions               293              122
      Cost of shares redeemed                       (3,543)          (1,164)
                                              ---------------------------------
         Net Class B share transactions              1,405            5,575
                                              ---------------------------------
   Increase (decrease) in net assets
     from share transactions                        (7,595)           9,850
                                              ---------------------------------
  Total increase (decrease) in net assets          (23,206)          12,979
                                              ---------------------------------
Net Assets:
   Beginning of period                             225,583          212,604
                                              ---------------------------------
Net Assets:
   End of period                                  $202,377         $225,583
                                              =================================
Shares issued and redeemed:
   Class I shares:
      Issued                                         3,301            4,064
      Issued in lieu of cash distributions             328              437
      Redeemed                                      (4,533)          (4,064)
                                              ---------------------------------
         Net Class I share transactions               (904)             437
                                              ---------------------------------
   Class A shares:
      Issued                                           136              273
      Issued in lieu of cash distributions              17               20
      Redeemed                                        (174)            (322)
                                              ---------------------------------
         Net Class A share transactions                (21)             (29)
   Class B shares:
      Issued                                           453              625
      Issued in lieu of cash distributions              29               12
      Redeemed                                        (349)            (111)
                                              ----------------------------------
         Net Class B share transactions                133              526
                                              ---------------------------------
         Net increase (decrease) in shares            (792)             934
                                              =================================

(1)The High Yield Bond Fund commenced operations on September 11, 1998. Amounts designated as "--" are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.


                                                                                                                              (Logo)
                                                                                                                   [Graphic Omitted]
Statement of Net Assets
                                                                                                                    December 31,1999
------------------------------------------------------------------------------------------------------------------------------------
        High Yield                          New Jersey                        Intermediate-                   Pennsylvania
           Bond                              Municipal                       Term Government                    Municipal
           Fund                           Securities Fund                    Securities Fund                 Securities Fund
------------------------------------------------------------------------------------------------------------------------------------
        1999        1998(1)               1999        1998                 1999           1998              1999           1998
------------------------------------------------------------------------------------------------------------------------------------
   $    522      $   31                $ 5,473     $ 6,328               $ 1,426        $ 1,863          $  1,544      $  1,717
        (65)         10                    275         691                    96             75                (6)          781
       (409)         (3)                (7,694)       (217)               (1,778)           286            (4,054)         (632)
------------------------------------------------------------------------------------------------------------------------------------
         48          38                 (1,946)      6,802                  (256)         2,224            (2,516)        1,866
-----------------------------------------------------------------------------------------------------------------------------------


       (178)         (4)                (4,895)     (5,568)               (1,377)        (1,791)           (1,529)       (1,700)
        (15)         (1)                  (579)       (760)                  (53)           (71)              (15)          (18)
       (329)        (25)                    --          --                    --             --                --            --

         (3)         (1)                  (252)       (357)                   --             --              (365)         (725)
         (1)         --                    (29)        (49)                   --             --                (4)           (8)
         (4)         (5)                    --          --                    --             --                --            --
-----------------------------------------------------------------------------------------------------------------------------------
       (530)        (36)                (5,755)     (6,734)               (1,430)        (1,862)           (1,913)       (2,451)
-----------------------------------------------------------------------------------------------------------------------------------


      3,599         493                 11,758      17,442                 2,746          8,472             5,166         4,440
         17           2                    844         885                   601            788               155           279
       (460)         --                (26,435)    (29,587)              (11,082)        (9,907)           (6,597)       (8,615)
-----------------------------------------------------------------------------------------------------------------------------------
      3,156         495                (13,833)    (11,260)               (7,735)          (647)           (1,276)       (3,896)
-----------------------------------------------------------------------------------------------------------------------------------

        155         102                    897       2,299                   154            595                 1           111
         11           1                    488         684                    48             65                15            23
        (47)         (1)                (5,691)     (4,922)                 (444)          (817)              (99)         (100)
-----------------------------------------------------------------------------------------------------------------------------------
        119         102                 (4,306)     (1,939)                 (242)          (157)              (83)           34
-----------------------------------------------------------------------------------------------------------------------------------

      4,476       2,346                     --          --                    --             --                --            --
        207          19                     --          --                    --             --                --            --
     (1,089)        (83)                    --          --                    --             --                --            --
-----------------------------------------------------------------------------------------------------------------------------------
      3,594       2,282                     --          --                    --             --                --            --
-----------------------------------------------------------------------------------------------------------------------------------
      6,869       2,879                (18,139)    (13,199)               (7,977)          (804)           (1,359)       (3,862)
-----------------------------------------------------------------------------------------------------------------------------------
      6,387       2,881                (25,840)    (13,131)               (9,663)          (442)           (5,788)       (4,447)
-----------------------------------------------------------------------------------------------------------------------------------


      2,881         --                 136,522     149,653                32,694         33,136            38,091        42,538
-----------------------------------------------------------------------------------------------------------------------------------

    $ 9,268     $ 2,881               $110,682    $136,522               $23,031        $32,694           $32,303       $38,091
===================================================================================================================================

        365          49                  1,093       1,601                   272            823               524           427
          2          --                     80          81                    60             76                16            27
        (47)         --                 (2,482)     (2,712)               (1,099)          (959)             (668)         (831)
-----------------------------------------------------------------------------------------------------------------------------------

        320          49                 (1,309)     (1,030)                 (767)           (60)             (128)         (377)
-----------------------------------------------------------------------------------------------------------------------------------

         15          10                     84         211                    16             58                --            11
          1          --                     46          63                     5              6                 2             2
         (5)         --                   (536)       (452)                  (44)           (79)              (10)          (10)
-----------------------------------------------------------------------------------------------------------------------------------
         11          10                   (406)       (178)                  (23)           (15)               (8)            3
-----------------------------------------------------------------------------------------------------------------------------------

        453         236                     --          --                    --             --                --            --
         21           2                     --          --                    --             --                --            --
       (112)         (8)                    --          --                    --             --                --            --
-----------------------------------------------------------------------------------------------------------------------------------
        362         230                     --          --                    --             --                --            --
-----------------------------------------------------------------------------------------------------------------------------------
        693         289                 (1,715)     (1,208)                 (790)           (75)             (136)         (374)
===================================================================================================================================
                                                                                                                                 63


Statements of Changes in
Net Assets (000)
For the years ended December 31,

                                                                                                                   December 31,1999
Equity Funds
                                                                           ---------------------------------------------------------

                                                                                       Equity Growth              Equity Value
                                                                                           Fund                       Fund
                                                                           ---------------------------------------------------------
                                                                                   1999         1998            1999       1998
                                                                           ---------------------------------------------------------
Investment activities:
  Net investment income (loss)                                                   $  (895)    $  (309)        $ 1,095    $  1,882
   Net realized gain (loss) on investments                                        30,254      (5,880)          6,044       5,983
   Net realized gain (loss) on foreign currency transactions
      and foreign currency contracts                                                  --          --              --          --
   Net change in unrealized appreciation (depreciation)
      on foreign currency and translation of other assets
      and liabilities denominated in foreign currency                                 --          --              --          --
   Net change in unrealized appreciation (depreciation)
      on investments                                                              75,515      58,491          32,840      51,377
                                                                           ---------------------------------------------------------
   Net increase in net assets resulting
   from operations                                                               104,874      52,302          39,979      59,242
                                                                           ---------------------------------------------------------
Distributions to shareholders:
   Net investment income:
   Class I                                                                            --          --          (1,055)     (1,791)
   Class A                                                                            --          --             (39)        (95)
   Class B                                                                            --          --              --          (5)
Realized capital gains:
   Class I                                                                       (45,856)     (7,614)         (2,843)     (5,584)
   Class A                                                                          (824)       (133)           (209)       (428)
   Class B                                                                        (3,397)       (167)           (355)       (438)
                                                                           ---------------------------------------------------------
   Total distributions                                                           (50,077)     (7,914)         (4,501)     (8,341)
                                                                           ---------------------------------------------------------
Share transactions:
   Class I:
      Proceeds from shares issued                                                 23,725      11,609          32,942      23,837
      Reinvestment of cash distributions                                          44,971       7,609           3,310       6,431
      Cost of shares redeemed                                                    (30,380)    (40,561)        (35,286)    (75,466)
                                                                           ---------------------------------------------------------
         Net Class I share transactions                                           38,316     (21,343)            966     (45,198)
                                                                           ---------------------------------------------------------
   Class A:
      Proceeds from shares issued                                                  2,032       3,882           2,711       5,275
      Reinvestment of cash distributions                                             774         110             245         516
      Cost of shares redeemed                                                     (1,972)     (1,198)         (3,712)     (4,613)
                                                                           ---------------------------------------------------------
         Net Class A share transactions                                              834       2,794            (756)      1,178
                                                                           ---------------------------------------------------------
   Class B:
      Proceeds from shares issued                                                 13,014       5,404          15,154      13,477
      Reinvestment of cash distributions                                           3,374         166             352         445
      Cost of shares redeemed                                                     (1,712)       (329)         (3,378)     (1,887)
                                                                           ---------------------------------------------------------
         Net Class B share transactions                                           14,676       5,241          12,128      12,035
                                                                           ---------------------------------------------------------
   Increase (decrease) in net assets from
     share transactions                                                           53,826     (13,308)         12,338     (31,985)
                                                                           ---------------------------------------------------------
   Total increase (decrease) in net assets                                       108,623      31,080          47,816      18,916
                                                                           ---------------------------------------------------------
Net Assets:
   Beginning of period                                                           209,670     178,590         280,792     261,876
                                                                           ---------------------------------------------------------
Net Assets:
   End of period                                                                $318,293    $209,670        $328,608    $280,792

                                                                           =========================================================
Shares issued and redeemed:
   Class I shares:
      Issued                                                                       1,839       1,098           1,948       1,644
      Issued in lieu of cash distributions                                         3,476         804             192         434
      Redeemed                                                                    (2,349)     (3,931)         (2,082)     (5,667)
                                                                           ---------------------------------------------------------
         Net Class I share transactions                                            2,966      (2,029)             58      (3,589)
                                                                           ---------------------------------------------------------
   Class A shares:
      Issued                                                                         158         369             162         369
      Issued in lieu of cash distributions                                            61          12              14          35
      Redeemed                                                                      (155)       (112)           (221)       (318)
                                                                           ---------------------------------------------------------
         Net Class A share transactions                                               64         269             (45)         86
                                                                           ---------------------------------------------------------
   Class B shares:
      Issued                                                                       1,027         507             907         942
      Issued in lieu of cash distributions                                           268          17              20          30
      Redeemed                                                                      (135)        (32)           (200)       (131)
                                                                           ---------------------------------------------------------
         Net Class B share transactions                                            1,160         492             727         841
                                                                           ---------------------------------------------------------
         Net increase (decrease) in shares                                         4,190      (1,268)            740      (2,662)
                                                                           =========================================================

(1) The Equity Index Fund commenced operations on September 3, 1998. Amounts designated as "--" are either $0 or have been rounded to $0.

 The accompanying notes are an integral part of the financial statements.




                                                                                                                   [Graphic Omitted]
Statement of Net Assets
                                                                                                                    December 31,1999
-----------------------------------------------------------------------------------------------------------------------------------
      Equity Income                  Equity Index                   Mid Cap                  Balanced         International Equity
          Fund                           Fund                        Fund                      Fund                   Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               <C
    1999         1998              1999      1998(1)            1999        1998          1999        1998        1999       1998
-----------------------------------------------------------------------------------------------------------------------------------
$    1,655   $  2,480              $  (38)   $   (9)         $   (44)   $   (111)     $   987      $   899    $      83 $      62
       (99)     3,428                 163        35              (21)     14,564         (423)         115        1,014      (120)

        --         --                  --        --               --          --           --           --          129       (74)


        --         --                  --        --               --          --           --           --           (2)        2

     5,717      5,961               3,390       410              344     (11,839)       5,651        7,599        8,841     1,939
-----------------------------------------------------------------------------------------------------------------------------------
     7,273     11,869               3,515       436              279       2,614        6,215        8,613       10,065     1,809
-----------------------------------------------------------------------------------------------------------------------------------

    (1,022)    (1,962)                 --        --               --          --         (548)        (565)          --       (23)
      (161)      (325)                 --        --               --          --         (167)        (179)          --        (1)
       (36)      (191)                 --        (1)              --          --         (270)        (155)          --        (1)

      (655)    (2,645)                (10)       --             (119)     (3,584)         (41)        (108)          --       (16)
      (131)      (503)                 (3)       --               --        (343)         (14)         (40)          --        (1)
      (142)      (519)                (34)       (2)              --          --          (44)         (67)          --        (1)
-----------------------------------------------------------------------------------------------------------------------------------
    (2,147)    (6,145)                (47)       (3)            (119)     (3,927)      (1,084)      (1,114)          --       (43)
-----------------------------------------------------------------------------------------------------------------------------------


     4,834     18,945               5,504       795            1,999      15,400        5,745        9,131        9,240     7,500
       880      3,110                  10        --              115       3,489          454          547           --        23
   (18,577)   (63,806)               (378)     (140)          (3,939)    (53,151)      (7,263)      (8,480)      (4,754)   (4,450)
-----------------------------------------------------------------------------------------------------------------------------------
   (12,863)   (41,751)              5,136       655           (1,825)    (34,262)      (1,064)       1,198        4,486     3,073
-----------------------------------------------------------------------------------------------------------------------------------

     4,120      3,931               1,087       457               --          80        1,361        1,467           43       131
       287        819                   3        --               --         320          178          214           --         1
    (5,463)    (4,160)               (271)       (1)              --      (5,068)      (2,841)      (1,792)        (151)     (278)
-----------------------------------------------------------------------------------------------------------------------------------
    (1,056)       590                 819       456               --      (4,668)      (1,302)        (111)        (108)     (146)
-----------------------------------------------------------------------------------------------------------------------------------

     3,635     12,484              16,956     4,956               --          --       16,263       17,251          427       214
       177        704                  34         3               --          --          308          217           --         1
    (4,287)    (2,586)             (1,919)     (115)              --          --       (4,305)      (1,106)         (37)      (34)
-----------------------------------------------------------------------------------------------------------------------------------
      (475)    10,602              15,071     4,844               --          --       12,266       16,362          390       181
-----------------------------------------------------------------------------------------------------------------------------------
   (14,394)   (30,559)             21,026     5,955           (1,825)    (38,930)       9,900       17,449        4,768     3,108
-----------------------------------------------------------------------------------------------------------------------------------
    (9,268)   (24,835)             24,494     6,388           (1,665)    (40,243)      15,031       24,948       14,833     4,874
-----------------------------------------------------------------------------------------------------------------------------------
   131,681    156,516               6,388        --           11,029      51,272       63,658       38,710       19,800    14,926
-----------------------------------------------------------------------------------------------------------------------------------

  $122,413   $131,681            $ 30,882    $6,388           $9,364    $ 11,029      $78,689      $63,658      $34,633   $19,800
====================================================================================================================================


       331      1,367                 424        72              202       1,247          400          712          713       719
        61        233                   1        --               11         348           32           42           --         2
    (1,269)    (4,840)                (30)      (14)            (391)     (3,681)        (506)        (663)        (377)     (406)
-----------------------------------------------------------------------------------------------------------------------------------
      (877)    (3,240)                395        58             (178)     (2,086)         (74)          91          336       315
-----------------------------------------------------------------------------------------------------------------------------------

       279        277                  87        41               --           5           95          113            3        12
        20         61                  --        --               --          31           12           17           --        --
      (373)      (304)                (21)       --               --        (385)        (199)        (138)         (11)      (25)
-----------------------------------------------------------------------------------------------------------------------------------
       (74)        34                  66        41               --        (349)         (92)          (8)          (8)      (13)
-----------------------------------------------------------------------------------------------------------------------------------

       252        896               1,330       446               --          --        1,148        1,347           34        20
        12         53                   3        --               --          --           22           17           --        --
      (295)      (190)               (149)      (10)              --          --         (301)         (87)          (3)       (3)
------------------------------------------------------------------------------------------------------------------------------------
       (31)       759               1,184       436               --          --          869        1,277           31        17
------------------------------------------------------------------------------------------------------------------------------------
      (982)    (2,447)              1,645       535             (178)     (2,435)         703        1,360          359       319
====================================================================================================================================

                                                                                                                                65

Financial Highlights
For a share outstanding throughout the year
                                                                                                                   December 31,1999

                                                                                                                          Ratio of
                                                                                                                            Net
                                                                                                   Ratio      Ratio of   Investment
                                                                              Net                   of Net     Expenses   Income to
                       Net Asset           Distributions                     Assets    Ratio of  Investment  to Average   Average
                         Value       Net     from Net   Net Asset            End of    Expenses   Income    Net Assets  Net Assets
                       Beginning Investment Investment  Value End     Total  Period   to Average to Average (Excluding  (Excluding
                       of Period   Income     Income    of Period    Return  (000)    Net Assets Net Assets  Waivers)     Waivers)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities Money Market Fund
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS I
   1999                  $1.00      $0.04     $(0.04)     $1.00       4.33% $838,350     0.64%      4.21%      0.64%       4.21%
   1998                   1.00       0.05      (0.05)      1.00       4.70   802,990     0.63       4.57       0.63        4.57
   1997                   1.00       0.04      (0.04)      1.00       4.55   487,196     0.65       4.45       0.66        4.44
   1996                   1.00       0.04      (0.04)      1.00       4.53   504,729     0.65       4.44       0.65        4.44
   1995                   1.00       0.05      (0.05)      1.00       5.05   463,531     0.65       4.92       0.65        4.92
   CLASS A
   1999                  $1.00      $0.04     $(0.04)     $1.00       4.07% $118,486     0.89%      3.99%      0.89%       3.99%
   1998                   1.00       0.04      (0.04)      1.00       4.43    68,327     0.88       4.28       0.88        4.28
   1997                   1.00       0.04      (0.04)      1.00       4.28    12,492     0.90       4.22       0.90        4.22
   1996                   1.00       0.04      (0.04)      1.00       4.27     3,503     0.90       4.19       0.90        4.19
   1995                   1.00       0.05      (0.05)      1.00       4.80     3,532     0.90       4.66       0.90        4.66

-----------------------------------------------------------------------------------------------------------------------------------
Prime Obligation Money Market Fund
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS I
   1999                  $1.00      $0.05     $(0.05)     $1.00       4.65% $758,255     0.65%      4.56%      0.65%       4.56%
   1998                   1.00       0.05      (0.05)      1.00       5.02   599,844     0.63       4.89       0.63        4.89
   1997                   1.00       0.05      (0.05)      1.00       5.02   400,689     0.65       4.90       0.66        4.89
   1996                   1.00       0.05      (0.05)      1.00       4.83   401,423     0.65       4.73       0.67        4.71
   1995                   1.00       0.05      (0.05)      1.00       5.40   259,667     0.65       5.26       0.66        5.25
   CLASS A
   1999                  $1.00      $0.04     $(0.04)     $1.00       4.39%  $ 3,507     0.89%      4.29%      0.89%       4.29%
   1998                   1.00       0.05      (0.05)      1.00       4.76     4,166     0.88       4.70       0.88        4.70
   1997                   1.00       0.05      (0.05)      1.00       4.75    17,514     0.90       4.67       0.91        4.66
   1996                   1.00       0.04      (0.04)      1.00       4.58    11,347     0.90       4.48       0.92        4.46
   1995                   1.00       0.05      (0.05)      1.00       5.14     6,925     0.90       5.01       0.91        5.00
   CLASS B
   1999                  $1.00      $0.04     $(0.04)     $1.00       3.61%  $ 1,735     1.63%      3.79%      1.63%       3.79%
   1998                   1.00       0.04      (0.04)      1.00       3.99       146     1.63       3.84       1.63        3.84
   1997(1)                1.00       --         --         1.00       5.48*       10     1.65       8.53       3.01        7.17
   CLASS S
   1999                  $1.00      $0.04     $(0.04)     $1.00       4.28% $186,767     1.00%      4.25%      1.25%       4.00%
   1998                   1.00       0.05      (0.05)      1.00       4.66    99,978     0.98       4.52       1.23        4.27
   1997(2)                1.00       0.02      (0.02)      1.00       4.69*   30,520     1.00       4.67       1.02        4.65
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
   CLASS I
   1999                  $1.00      $0.03     $(0.03)     $1.00       2.70% $137,733     0.62%      2.66%      0.65%       2.63%
   1998                   1.00       0.03      (0.03)      1.00       2.98   145,891     0.65       2.92       0.69        2.88
   1997                   1.00       0.03      (0.03)      1.00       3.10    75,097     0.65       3.05       0.67        3.03
   1996                   1.00       0.03      (0.03)      1.00       2.94    67,082     0.65       2.90       0.68        2.87
   1995                   1.00       0.03      (0.03)      1.00       3.42    63,628     0.65       3.37       0.72        3.30
   CLASS A
   1999                  $1.00      $0.02     $(0.02)     $1.00       2.45% $ 25,511     0.86%      2.44%      0.90%       2.40%
   1998                   1.00       0.03      (0.03)      1.00       2.72    16,346     0.90       2.69       0.94        2.65
   1997                   1.00       0.03      (0.03)      1.00       2.84     8,509     0.90       2.82       0.92        2.80
   1996                   1.00       0.03      (0.03)      1.00       2.70     3,852     0.90       2.65       0.93        2.62
   1995                   1.00       0.03      (0.03)      1.00       3.17     5,238     0.90       3.14       0.96        3.08
-----------------------------------------------------------------------------------------------------------------------------------


 *  Annualized.
(1) Commenced operations on December 30, 1997. All Ratios including total return for this period have been annualized. (2) Commenced operations on August 18, 1997. All Ratios including total return for this period have been annualized.

 The accompanying notes are an integral part of the financial statements.


                                                                                                                              (Logo)
                                                                                                                   [Graphic Omitted]
Statement of Net Assets
                                                                                                                    December 31,1999

                                                                                                                  Ratio of
                                                                                                       Ratio of   Investment
                                                                                                        Expenses  Income to
                                                                                              Ratio    to Average  Average
                               Realized                                              Ratio of of Net  Net Assets  Net Assets
                                 and      Distri-    Distri-                   Net   Expense  Invest- (Excluding (Excluding   Port-
            Net Asset   Net   Unrealized   butions   butions                  Assets   to      ment     Waivers    Waivers    folio
              Value   Invest-  Gains or   from Net    from  Net Asset        End of  Average Income to    and        and      Turn-
            Beginning  ment  (Losses) on Investment Capital Value End  Total  Period   Net    Average  Reinburse- Reinburse-  over
            of Period Income  Securities   Income     Gains of Period Return(+)(000) Assets Net Assets   ments)     ments     Rate
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities Plus Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
   1999      $ 1.00    $0.04       --      $(0.04)     --    $ 1.00   4.41% $ 59,340  0.55%   4.32%     0.67%        4.20%     n/a
   1998        1.00     0.05       --       (0.05)     --      1.00   4.78    63,222  0.55    4.69      0.70         4.54      n/a
   1997        1.00     0.05       --       (0.05)     --      1.00   4.89    68,658  0.55    4.78      0.65         4.68      n/a
   1996        1.00     0.05       --       (0.05)     --      1.00   4.82    65,173  0.55    4.72      0.65         4.62      n/a
   1995        1.00     0.05       --       (0.05)     --      1.00   5.40    64,697  0.55    5.26      0.62         5.19      n/a
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Select Money Market Fund
-----------------------------------------------------------------------------------------------------------------------------------
   1999      $ 1.00    $0.05       --      $(0.05)     --    $ 1.00   5.02% $339,572  0.29%   4.96%     0.29%        4.96%     n/a
   1998        1.00     0.05      --        (0.05)     --      1.00   5.35   130,091  0.30    5.22      0.32         5.20      n/a
   1997(1)     1.00     0.03       --       (0.03)     --      1.00   5.38    61,522  0.30    5.32      0.35         5.27      n/a
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS I
   1999      $10.53    $0.54    $(0.72)    $(0.54)   $ --    $ 9.81  (1.71)%$190,905  0.80%   5.35%     0.91%        5.24%   34.42%
   1998       10.38     0.58      0.21      (0.58)   (0.06)   10.53   7.80   214,456  0.80    5.54      0.91         5.43    58.30
   1997       10.21     0.60      0.17      (0.60)     --     10.38   7.78   206,810  0.80    5.90      0.91         5.79    80.34
   1996       10.49     0.57     (0.28)     (0.57)     --     10.21   2.94   100,129  0.80    5.60      0.92         5.48    40.56
   1995        9.44     0.59      1.05      (0.59)     --     10.49  17.76   113,509  0.80    5.83      0.91         5.72    35.49
   CLASS A
   1999      $10.51    $0.52    $(0.72)    $(0.52)   $ --    $ 9.79  (1.97)% $ 3,794  1.05%   5.10%     1.06%        5.09%   34.42%
   1998       10.36     0.55      0.21      (0.55)   (0.06)   10.51   7.54     4,292  1.05    5.31      1.16         5.20    58.30
   1997       10.20     0.57      0.16      (0.57)     --     10.36   7.41     4,526  1.05    5.60      1.16         5.49    80.34
   1996       10.48     0.55     (0.28)     (0.55)     --     10.20   2.68     4,830  1.05    5.35      1.17         5.23    40.56
   1995        9.44     0.56      1.04      (0.56)     --     10.48  17.36     5,844  1.05    5.58      1.16         5.47    35.49
   CLASS B
   1999      $10.55    $0.45    $(0.72)    $(0.44)   $ --    $ 9.84  (2.57)% $ 7,678  1.80%   4.35%     1.81%        4.34%   34.42%
   1998       10.39     0.48      0.22      (0.48)   (0.06)   10.55   6.84     6,835  1.80    4.44      1.91         4.33    58.30
   1997(2)    10.11     0.31      0.28      (0.31)     --     10.39   9.41     1,268  1.80    5.02      1.86         4.96    80.34
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
   CLASS I
   1999      $ 9.99    $0.79    $(0.54)    $(0.78)  $(0.01)  $ 9.45   2.51% $  3,489  1.16%   8.44%     1.50%        8.10%  18.01%*
   1998(3)     9.99     0.15      0.05      (0.18)   (0.02)    9.99   1.99       493  1.25    7.04      4.79         3.50    1.47
   CLASS A
   1999      $ 9.98    $0.79    $(0.56)    $(0.76)  $(0.01)  $ 9.44   2.27% $    207  1.41%   8.17%     1.85%        7.73%  18.01%*
   1998(4)    10.00     0.17      0.01      (0.18)   (0.02)    9.98   1.79       103  1.50    7.00      5.04         3.46    1.47
   CLASS B
   1999      $ 9.98    $0.70    $(0.55)    $(0.69)  $(0.01)  $ 9.43   1.44% $  5,572  2.16%   7.43%     2.60%        6.99%  18.01%*
   1998(4)    10.00     0.16     --         (0.16)   (0.02)    9.98   1.63     2,285  2.25    6.88      5.79         3.34    1.47
------------------------------------------------------------------------------------------------------------------------------------

  *The portfolio turnover rate for the master fund, the SEI Institutional
   Managed Trust High Yield Bond Portfolio, is 18.73% for the period ending
   December 31, 1999.
(+) Total Return does not reflect sales loads on Class A and Class B shares.
(1) Commenced operations on July 1, 1997. Ratios for this period have been annualized.
(2) Commenced operations on May 16, 1997. Ratios for this period have been annualized.
(3) Commenced operations on September 22, 1998. Ratios for the period have been annualized. Total return is for the period indicated and has not been annualized.
(4) Commenced operations on September 10, 1998. Ratios for the period have been annualized. Total return is for the period indicated and has not been annualized.


 The accompanying notes are an integral part of the financial statements.

Financial Highlights
For a share outstanding throughout the year

                                                                                                                   December 31,1999

                                                                                                       Ratio of   Ratio of
                                                                                              Ratio    Expenses     Net
                               Realized                                             Ratio of of Net       to     Investment
                                 and       Distri-   Distri-                   Net   Expense  Invest-   Average  Income to    Port-
            Net Asset   Net   Unrealized   butions   butions                  Assets   to      ment       Net      Average    folio
              Value   Invest-  Gains or   from Net    from  Net Asset        End of  Average Income to   Assets   Net Assets   Turn-
            Beginning  ment (Losses) on Investment Capital  Value End  Total  Period   Net    Average  (Excluding (Excluding  over
            of Period Income  Securities   Income    Gains  of Period Return(+)(000) Assets Net Assets  Waivers    Waivers    Rate
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey Municipal Securities Fund
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS I
   1999      $10.92    $0.47    $(0.63)    $(0.47)  $(0.03)   $10.26  (1.60)  $ 99,133  0.80%   4.37%      0.91%    4.26%   9.00%
   1998       10.92     0.48      0.03      (0.48)   (0.03)    10.92   4.79   119,816  0.80    4.40       0.92     4.28   17.55
   1997       10.71     0.49      0.21      (0.49)     .--     10.92   6.76   131,002  0.80    4.68       0.94     4.54   22.85
   1996       10.79     0.44     (0.08)     (0.44)     .--     10.71   3.42    20,689  0.67    4.13       0.93     3.87   13.93
   1995        9.93     0.47      0.86      (0.47)     .--     10.79  13.57    28,080  0.41    4.43       0.93     3.91    2.83
   CLASS A
   1999      $10.88    $0.44    $(0.63)    $(0.44)  $(0.03)   $10.22  (1.87)%$ 11,549  1.05%   4.11%      1.06%    4.10%   9.00%
   1998       10.89     0.44      0.03      (0.45)   (0.03)    10.88   4.44    16,706  1.05    4.15       1.17     4.03   17.55
   1997       10.70     0.49      0.17      (0.47)     .--     10.89   6.31    18,651  1.05    4.35       1.19     4.21   22.85
   1996       10.79     0.41     (0.09)     (0.41)     .--     10.70   3.08    20,247  0.92    3.88       1.18     3.62   13.93
   1995        9.93     0.44      0.86      (0.44)     .--     10.79  13.30    25,954  0.66    4.18       1.18     3.66    2.83
-----------------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Government Securities Fund
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS I
   1999      $10.37    $0.53    $(0.61)    $(0.53)    $--     $ 9.76  (0.83)%$ 22,086  0.80%   5.20%      0.97%    5.03%  49.64%
   1998       10.27     0.56      0.10      (0.56)     .--     10.37   6.60    31,441  0.80    5.43       0.97     5.26   43.42
   1997       10.16     0.58      0.11      (0.58)     .--     10.27   6.96    31,739  0.80    5.69       0.94     5.55   57.82
   1996       10.37     0.53     (0.21)     (0.53)     .--     10.16   3.26    24,679  0.80    5.26       0.87     5.19   40.60
   1995        9.51     0.54      0.86      (0.54)     .--     10.37  15.00    28,877  0.80    5.33       1.05     5.08   68.29
   CLASS A
   1999      $10.37    $0.50    $(0.62)    $(0.50)    $--     $ 9.75  (1.18)%  $  945  1.05%   4.95%      1.14%    4.86%  49.64%
   1998       10.26     0.54      0.11      (0.54)     .--     10.37   6.47     1,253  1.05    5.19       1.22     5.02   43.42
   1997       10.16     0.55      0.10      (0.55)     .--     10.26   6.60     1,397  1.05    5.40       1.19     5.26   57.82
   1996       10.37     0.52     (0.22)     (0.51)     .--     10.16   3.01     2,578  1.05    5.01       1.12     4.94   40.60
   1995        9.51     0.51      0.86      (0.51)     .--     10.37  14.71     3,665  1.05    5.08       1.30     4.83   68.29
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Municipal Securities Fund
------------------------------------------------------------------------------------------------------------------------------------
   CLASS I
   1999      $10.26    $0.43    $(1.13)    $(0.43)  $(0.10)   $ 9.03  (7.05)%$ 31,999  0.80%   4.35%      0.94%    4.21%  43.19%
   1998       10.41     0.44      0.05      (0.44)   (0.20)    10.26   4.84    37,658  0.80    4.28       0.96     4.12   56.48
   1997       10.17     0.45      0.26      (0.45)   (0.02)    10.41   7.18    42,134  0.80    4.47       0.96     4.31   71.89
   1996       10.23     0.44     (0.06)     (0.44)     .--     10.17   3.89     3,665  0.69    4.42       1.49     3.62   25.88
   1995        9.55     0.40      0.68      (0.40)     .--     10.23  11.53     3,345  0.80    4.05       1.27     3.58   36.92
   CLASS A
   1999      $10.23    $0.40    $(1.13)    $(0.40)  $(0.10)   $ 9.00  (7.32)%  $  304  1.05%   4.08%      1.12%    4.01%  43.19%
   1998       10.38     0.42      0.05      (0.42)   (0.20)    10.23   4.58       433  1.05    4.03       1.21     3.87   56.48
   1997       10.17     0.43      0.23      (0.43)   (0.02)    10.38   6.63       404  1.05    4.18       1.21     4.02   71.89
   1996       10.22     0.42     (0.05)     (0.42)     .--     10.17   3.74       344  0.94    4.19       1.74     3.39   25.88
   1995        9.55     0.38      0.67      (0.38)     .--     10.22  11.15       269  1.05    3.80       1.55     3.30   36.92
------------------------------------------------------------------------------------------------------------------------------------

(+) Total Return does not reflect sales loads on Class A and Class B shares.
 The accompanying notes are an integral part of the financial statements.


                                                                                                                              (Logo)
                                                                                                                   [Graphic Omitted]
                                                                                                                    December 31,1999

                                                                                                      Ratio of   Ratio of
                                                                                              Ratio    Expenses     Net
                               Realized                                             Ratio of of Net       to     Investment
                        Net       and       Distri-   Distri-                   Net   Expense  Invest-   Average  Income (Loss)Port-
            Net Asset Invest-   Unrealized  butions   butions                  Assets   to      ment       Net     to Average  folio
              Value    ment   Gains or    from Net    from  Net Asset        End of  Average Income to   Assets   Net Assets  Turn-
            Beginning Income (Losses) on  Investment Capital  Value End  Total  Period   Net    Average  (Excluding (Excluding  over
            of Period (Loss)  Securities   Income    Gains  of Period Return(+)(000) Assets Net Assets  Waivers    Waivers    Rate
-----------------------------------------------------------------------------------------------------------------------------------
Equity Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS I
   1999      $11.61   $(0.04)   $ 5.37    $  --    $(2.60)  $14.34    49.62% $289,471   0.94% (0.31)%    1.06%     (0.43)%   65.40%
   1998        9.24      --       2.83       --     (0.46)   11.61    31.81   199,975   0.80  (0.15)     1.06      (0.41)    88.28
   1997(1)    10.00     0.01      1.22     (0.01)   (1.98)    9.24    14.17*  177,801   0.80   0.07      1.07      (0.20)   114.51
   CLASS A
   1999      $11.52   $(0.07)   $ 5.30    $  --    $(2.60)  $14.15    49.12%  $ 5,376   1.19% (0.56)%    1.31%     (0.68)%   65.40%
   1998        9.25      --       2.73       --     (0.46)   11.52    30.69     3,634   1.05  (0.41)     1.32      (0.68)    88.28
   1997(1)    10.00    (0.01)     1.24       --     (1.98)    9.25    14.13*      432   1.05  (0.28)     1.32      (0.55)   114.51
   CLASS B
   1999      $11.41   $(0.10)   $ 5.15    $  --    $(2.60)  $13.86    47.97% $ 23,446   1.97% (1.32)%    2.07%     (1.42)%   65.40%
   1998        9.18    (0.03)     2.72       --     (0.46)   11.41    30.47     6,061   1.80  (1.16)     2.08      (1.44)    88.28
   1997(2)    10.41    (0.02)     0.77       --     (1.98)    9.18    13.01*      357   1.80  (1.08)     2.09      (1.37)   114.51
------------------------------------------------------------------------------------------------------------------------------------
Equity Value Fund
------------------------------------------------------------------------------------------------------------------------------------
   CLASSI
   1999      $15.91    $0.08    $ 2.16    $(0.07)  $(0.19)  $17.89    14.12% $273,839   0.94%  0.46%     1.06%      0.34%    18.58%
   1998       12.89     0.14      3.37     (0.12)   (0.37)   15.91    27.58   242,669   0.80   0.83      1.07       0.56     19.69
   1997       13.35     0.18      3.20     (0.18)   (3.66)   12.89    25.71   242,881   0.80   1.26      1.06       1.00     80.24
   1996       12.81     0.22      2.54     (0.22)   (2.00)   13.35    21.69   116,715   0.80   1.67      1.08       1.39     85.30
   1995       10.19     0.25      3.46     (0.25)   (0.84)   12.81    36.71    82,677   0.80   2.08      1.07       1.81     61.88
   CLASSA
   1999      $15.91    $0.04    $ 2.15    $(0.04)  $(0.19)  $17.87    13.77% $ 20,025   1.19%  0.22%     1.31%      0.10%    18.58%
   1998       12.90     0.11      3.36     (0.09)   (0.37)   15.91    27.18    18,546   1.05   0.58      1.32       0.31     19.69
   1997       13.35     0.15      3.20     (0.14)   (3.66)   12.90    25.51    13,923   1.05   0.98      1.31       0.72     80.24
   1996       12.83     0.19      2.51     (0.18)   (2.00)   13.35    21.15    10,000   1.05   1.42      1.33       1.14     85.30
   1995       10.21     0.21      3.47     (0.22)   (0.84)   12.83    36.35     7,644   1.05   1.83      1.32       1.56     61.88
   CLASSB
   1999      $15.85   $(0.07)   $ 2.12     $ --    $(0.19)  $17.71    12.95% $ 34,744   1.95% (0.55)%    2.06%     (0.66)%   18.58%
   1998       12.87     0.03      3.33     (0.01)   (0.37)   15.85    26.33    19,577   1.80  (0.18)     2.07      (0.45)    19.69
   1997(3)    14.81     0.04      1.73     (0.05)   (3.66)   12.87    19.17*    5,072   1.80   0.09      2.07      (0.18)    80.24
------------------------------------------------------------------------------------------------------------------------------------

 *  Annualized
(+)  Total Return does not reflect sales loads on Class A and Class B shares.
(1) Commenced operations on February 3, 1997. Ratios for this period have been annualized.
(2) Commenced operations on May 21, 1997. Ratios for this period have been annualized.
(3) Commenced operations May 12, 1997. Ratios for this period have been annualized.
 The accompanying notes are an integral part of the financial statements.

Financial Highlights
For a share outstanding throughout the year
                                                                                                                   Ratio of
                                                                                                                  Investment
                                                                                                       Ratio of     Income
                                                                                              Ratio    Expenses    (Loss) to
                                                                                              of Net   to Average   Average
                               Realized                                              Ratio of Invest- Net Assets   Net Assets
                        Net      and       Distri-    Distri-                   Net  Expense   ment   (Excluding  (Excluding   Port-
            Net Asset Invest- Unrealized   butions   butions                  Assets   to     Income     Waivers    Waivers    folio
              Value    ment    Gains or   from Net    from   Net Asset        End of Average (Loss) to    and        and      Turn-
            Beginning Income (Losses) on Investment Capital  Value End Total  Period   Net    Average  Reinburse- Reinburse-   over
            of Period (Loss)  Securities   Income     Gains  of Period Return(+)(000) Assets Net Assets   ments)     ments     Rate
-----------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund
-----------------------------------------------------------------------------------------------------------------------------------
  CLASS I
   1999      $13.98   $ 0.21    $0.59    $(0.16)    $(0.11)  $14.51     5.77% $85,479   0.94%    1.46%    1.09%     1.31%   19.24%
   1998       13.19     0.27     1.19     (0.28)     (0.39)   13.98    11.42   94,615   0.80     2.05     1.11      1.74    40.30
   1997       13.32     0.32     2.95     (0.32)     (3.08)   13.19    25.04  131,968   0.80     2.34     1.09      2.05    76.67
   1996       13.07     0.33     2.35     (0.34)     (2.09)   13.32    21.01   58,035   0.80     2.55     1.09      2.26    85.47
   1995       10.26     0.31     3.29     (0.31)     (0.48)   13.07    35.55   44,202   0.80     2.61     1.10      2.31    42.97
  CLASS A
   1999      $14.01   $ 0.18    $0.59    $(0.13)    $(0.11)  $14.54     5.50% $17,772   1.19%    1.21%    1.34%     1.06%   19.24%
   1998       13.22     0.24     1.19     (0.25)     (0.39)   14.01    11.12   18,159   1.05     1.80     1.36      1.49    40.30
   1997       13.35     0.29     2.94     (0.28)     (3.08)   13.22    24.68   16,686   1.05     2.05     1.34      1.76    76.67
   1996       13.08     0.31     2.34     (0.29)     (2.09)   13.35    20.70   12,444   1.05     2.30     1.34      2.01    85.47
   1995       10.27     0.28     3.29     (0.28)     (0.48)   13.08    35.21    9,612   1.05     2.36     1.35      2.06    42.97
  CLASSB
   1999      $13.94   $ 0.07    $0.59    $(0.03)    $(0.11)  $14.46     4.72% $19,162   1.94%    0.46%    2.09%     0.31%   19.24%
   1998       13.17     0.17     1.15     (0.16)     (0.39)   13.94    10.29   18,907   1.80     1.07     2.11      0.76    40.30
   1997(1)    14.34     0.15     1.94     (0.18)     (3.08)   13.17    22.87*   7,862   1.80     1.27     2.13      0.94    76.67
-----------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS I
   1999      $12.01   $ 0.05    $2.32    $  --      $(0.03)  $14.35    19.73% $ 6,497   0.80%    0.59%    1.37%     0.02%    2.14%**
   1998(2)    10.00     0.03     2.01     (0.02)     (0.01)   12.01    20.44      699   0.80    (0.70)    3.96     (3.86)    9.35
   CLASS A
   1999      $11.93   $ 0.04    $2.26    $  --      $(0.03)  $14.20    19.27% $ 1,511   1.05%    0.29%    1.65%    (0.31) %  2.14%**
   1998(3)     9.92     0.02     2.02     (0.02)     (0.01)   11.93    20.59      482   1.05    (1.63)    4.21     (4.79)    9.35
   CLASS B
   1999      $11.94   $(0.02)   $2.23    $  --      $(0.03)  $14.12    18.50% $22,874   1.80%   (0.43)%   2.39%    (1.02) %  2.14%**
   1998(4)     9.96     0.02     1.99     (0.02)     (0.01)   11.94    20.19    5,207   1.80    (1.51)    4.96     (4.67)    9.35
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Fund
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS I
   1999      $10.70  $(0.05)    $0.47     $  --     $(0.14)  $10.98     4.03% $ 9,364   0.80%   (0.48)%   1.24%    (0.92) %120.07%
   1998       14.80    0.01      0.32        --      (4.43)   10.70     7.77   11,029   0.80    (0.48)    1.21     (0.89)   32.88
   1997       13.33    0.04      2.65     (0.04)     (1.18)   14.80    20.49   46,125   0.80     0.30     1.09      0.01    59.80
   1996       12.55    0.09      1.59     (0.09)     (0.81)   13.33    13.56   45,556   0.80     0.66     1.10      0.36    41.41
   1995       10.83    0.15      1.95     (0.15)     (0.23)   12.55    19.49   42,375   0.80     1.28     1.10      0.98    32.96
-----------------------------------------------------------------------------------------------------------------------------------

 * Annualized
 **The portfolio turnover rate for the master fund, the SEI Index Funds S&P 500
   Index Portfolio, is 5.91% for the period ending December 31, 1999.
(+)Total Return does not reflect sales loads on Class A and Class B shares.
(1)Commenced operations on May 8, 1997. All Ratios including total return for this period have been annualized.
(2)Commenced operations on September 3, 1998. Ratios for the period have been annualized. Total return is for the period indicated
   and has not been annualized.
(3)Commenced operations on September 10, 1998. Ratios for the period have been annualized. Total return is for the period indicated and has not been annualized.
(4)Commenced operations on September 8, 1998. Ratios for the period have been annualized. Total return is for the period indicated and has not been annualized.

 The accompanying notes are an integral part of the financial statements.

                                                        (Logo)
                                             [Graphic Omitted]
Statement of Net Assets
                                             December 31,1999

                                                                                                     Ratio of   Ratio of
                                                                                              Ratio    Expenses     Net
                               Realized                                             Ratio of of Net       to     Investment
                        Net        and      Distri-  Distri-                   Net   Expense  Invest-   Average  Income (Loss) Port-
            Net Asset Invest-  Unrealized   butions  butions                  Assets   to      ment       Net     to Average  folio
              Value    ment   Gains or    from Net   from  Net Asset        End of  Average Income to   Assets   Net Assets  Turn-
            Beginning  Income (Losses) on Investment Capital Value End  Total  Period   Net    Average  (Excluding (Excluding  over
            of Period (Loss)  Securities   Income   Gains  of Period Return(+)(000) Assets Net Assets  Waivers    Waivers    Rate
------------------------------------------------------------------------------------------------------------------------------------
Balanced Fund
------------------------------------------------------------------------------------------------------------------------------------
   CLASS I
   1999      $13.91   $ 0.26   $1.03     $(0.26)   $(0.02)  $14.92    9.33%  $30,537  0.95%  1.81%      1.12%     1.64%     63.54%
   1998       12.00     0.26    1.95      (0.25)    (0.05)   13.91   18.65    29,495  0.80   2.06       1.18      1.68      43.77
   1997       11.39     0.32    1.88      (0.32)    (1.27)   12.00   19.68    24,362  0.80   2.67       1.14      2.33      93.85
   1996       12.05     0.48    1.16      (0.47)    (1.83)   11.39   13.77    19,243  0.80   3.68       1.11      3.37      43.80
   1995        9.91     0.44    2.27      (0.44)    (0.13)   12.05   27.76    32,145  0.80   3.89       1.11      3.58      41.63
   CLASS A
   1999      $13.93   $ 0.23   $1.02     $(0.22)   $(0.02)  $14.94    9.04%  $10,812  1.20%  1.56%      1.37%     1.39%     63.54%
   1998       12.02     0.23    1.95      (0.22)    (0.05)   13.93   18.33    11,352  1.05   1.81       1.43      1.43      43.77
   1997       11.40     0.26    1.92      (0.29)    (1.27)   12.02   19.46     9,901  1.05   2.44       1.39      2.10      93.85
   1996       12.07     0.43    1.17      (0.44)    (1.83)   11.40   13.39     9,095  1.05   3.43       1.36      3.12      43.80
   1995        9.92     0.42    2.28      (0.42)    (0.13)   12.07   27.53     8,452  1.05   3.64       1.36      3.33      41.63
   CLASS B
   1999      $13.84   $ 0.12   $1.01     $(0.12)   $(0.02)  $14.83    8.20%  $37,340  1.95%  0.80%      2.13%     0.62%     63.54%
   1998       11.97     0.15    1.92      (0.15)    (0.05)   13.84   17.40    22,811  1.80   1.02       2.18      0.64      43.77
   1997(1)    11.93     0.15    1.34      (0.18)    (1.27)   11.97   19.45*    4,447  1.80   1.23       2.28      0.75      93.85
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
   CLASS I
   1999      $11.24   $ 0.11  $ 5.00     $   --   $   .--   $16.35   45.46%  $33,008  1.50%  0.38%      1.75%     0.13%     37.62%
   1998       10.34    (0.01)   0.93      (0.01)    (0.01)   11.24    8.98    18,912  1.50   0.41       1.72      0.19     115.79
   1997       11.23     0.08   (0.04)     (0.08)    (0.85)   10.34    0.25    14,143  1.50   0.95       1.69      0.76      71.22
   1996       10.74     0.08    1.11      (0.08)    (0.62)   11.23   11.17    14,822  1.50   0.85       1.73      0.62      67.03
   1995(2)    10.00     0.03    0.75      (0.02)    (0.02)   10.74    7.81     9,990  1.50   0.79       2.11      0.18      14.32
   CLASS A
   1999      $11.20   $ 0.08  $ 4.97     $   --   $   .--  $16. 25   45.09%  $   691  1.75%  0.07%      2.00%    (0.18)%    37.62%
   1998       10.33     0.01    0.88      (0.01)    (0.01)   11.20    8.69       576  1.75   0.29       1.97      0.07     115.79
   1997       11.22     0.05   (0.04)     (0.05)    (0.85)   10.33    0.00       665  1.75   0.70       1.95      0.50      71.22
   1996       10.73     0.09    1.06      (0.04)    (0.62)   11.22   10.88       788  1.75   0.70       1.98      0.47      67.03
   1995(2)    10.00     0.01    0.75      (0.01)    (0.02)   10.73    7.64       621  1.75   0.45       2.38     (0.18)     14.32
   CLASS B
   1999      $11.08   $ 0.07  $ 4.82     $   --   $   .--  $15. 97   44.13%  $   934  2.50% (0.55)%     2.77%    (0.82)%    37.62%
   1998       11.30    (0.06)   0.86      (0.01)    (0.01)   11.08    7.84       312  2.50  (0.62)      2.70     (0.82)    115.79
   1997(3)    11.45    (0.03)  (0.23)     (0.04)    (0.85)   10.30   (2.39)      118  2.50  (0.60)%     2.70     (0.80)%   *71.22
------------------------------------------------------------------------------------------------------------------------------------

 * Annualized
(+) Total Return does not reflect sales loads on Class A and Class B shares.
(1) Commenced operations on May 8, 1997. Ratios for this period have been annualized.
(2) Commenced operations on May 1, 1995. Ratios for this period have been annualized. Total return is for the period indicated and has not been annualized.
(3) Commenced operations on May 7, 1997. Ratios for this period have been annualized. Total return is for the period indicated and has not been annualized.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements


1. Organization
     The Pillar Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company with seventeen funds: the U.S. Treasury Securities Money Market Fund, the Prime Obligation Money Market Fund, the Tax-Exempt Money Market Fund, the U.S. Treasury Securities Plus Money Market Fund, the Institutional Select Money Market Fund (the "Money Market Funds"); the Fixed Income Fund, the High Yield Bond Fund, the New Jersey Municipal Securities Fund, the Intermediate-Term Government Securities Fund, the Pennsylvania Municipal Securities Fund (the "Fixed Income Funds"); the Equity Growth Fund, the Equity Value Fund, the Equity Income Fund, the Equity Index Fund, the Mid Cap Fund, the International Equity Fund (the "Equity Funds") and the Balanced Fund. Each of the Funds is "diversified" for purposes of the 1940 Act except for the New Jersey Municipal Securities Fund and the Pennsylvania Municipal Securities Fund, each of which is a non-diversified Fund. Shares of the U.S. Treasury Securities Plus Money Market Fund are offered exclusively to customers of the Money Desk of Summit Bank. The minimum investment for this Fund is $100,000. The high Yield Bond Fund and the Equity Index Fund are currently "feeder" funds in separate Master-Feeder structures. That is, the High Yield Bond Fund and the Equity Index Fund each currently invest in another open-end management investment company with the same investment objectives and hold as their only investment securities, shares of a single "master" fund, in this case, the SEI Institutional Managed Trust's High Yield Bond Portfolio and the SEI Index Funds' S&P 500 Index Portfolio, respectively. However, in certain instances the Funds are permitted to invest in securities other than a single open-end management investment company. The financial statements included herein present information relating to all of the Funds. The assets of each Fund are segregated and a shareholder's interest is limited to the Fund in which shares are held. Each Fund's prospectus provides a description of its investment objective, policies and strategies.

2. Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Trust.
     SECURITY VALUATION--The value of investment securities held by the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.
     Investment in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general trustee supervision.
     The investments of the High Yield Bond and Equity Index Funds (the "Feeder Funds") in the SEI Institutional Managed Trust's High Yield Bond Portfolio and the SEI Index Funds' S&P 500 Index Portfolio (the "Master Funds"), respectively, are valued at the net asset value per share of each Master Fund determined as of the close of the New York Stock Exchange.
     FEDERAL INCOME TAXES--It is each Fund's intention to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.
     The International Equity Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated. The International Equity Fund accrues such taxes when the related income is earned.

                                                                    (Logo)
                                                             [Graphic Omitted]
                                                             December 31,1999

     FOREIGN CURRENCY TRANSLATION--The books and records of the International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: o market value of investment securities, other assets and liabilities at the current rate of exchange; and o purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
     The International Equity Fund does not isolate that portion of gains and losses on equity investment securities that is due to changes in foreign exchange rates from that which is due to changes in market prices of such securities.
     The International Equity Fund reports gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.
     REPURCHASE AGREEMENTS--Securities pledged as collateral for Repurchase Agreements are held by the custodian bank until the respective agreements mature. Provisions of the Repurchase Agreements and procedures adopted by Summit Bank Investment Management Division, a division of Summit Bank, (the "Advisor") ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.
     SECURITY TRANSACTIONS AND INVESTMENT INCOME--Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding periods. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. Purchase discounts and premiums on securities held by the Fixed Income Funds and the Balanced Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.
     DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income for the Money Market Funds and Fixed Income, Intermediate-Term Government, New Jersey Municipal, and Pennsylvania Municipal Funds are declared daily and paid monthly. Distributions from net investment income for the High Yield Bond Fund are declared and paid monthly. The Equity Funds and the Balanced Fund declare and pay distributions from net investment income quarterly, except for the International Equity Fund which declares and pays distributions annually. Any net realized capital gains will be distributed at least annually for all Funds.
     EXPENSES--Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net asset value. Class specific expenses, such as the 12b-1 fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective classes on the basis of the relative net assets each day.
     USE OF ESTIMATES--The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates.
     RECLASSIFICATION ON COMPONENTS OF NET ASSETS--The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. The primary adjustments relate to net operating losses and distribution reclasses. In accordance with Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income Capital Gain and Return of Capital Distribution by Investment Companies", on

Notes to Financial Statements
(continued)


the Statement of Net Assets the following adjustments were made:
                      Accumulated  Undistributed
                     Net Realized  Net Investment    Paid in
                      Gain (Loss)     Income         Capital
                     ------------  --------------   ----------

U.S. Treasury Securities
   Money Market       (16,003)        16,003            --
Fixed Income           (2,272)         2,272            --
Equity Growth        (883,072)       883,072            --
Equity Value             (641)           641            --
Equity Income              --          1,026        (1,026)
Equity Index           21,244         21,418       (42,662)
Mid Cap                    --         43,891       (43,891)
Balanced               (9,635)         9,635            --

The permanent book-tax differences, noted above, are not included for the purpose of calculating net investment income (loss) per share in the financial highlights.

3. Organization Costs and Transactions with Affiliates
Organizational costs have been capitalized by the Funds and are being amortized over sixty months commencing with operations. In the event any of the initial shares of the Funds are redeemed by any holder thereof during the period that the Funds are amortizing their organizational costs, the redemption proceeds payable to the holder thereof will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs included legal fees of approximately $60,521 for organizational work performed by a law firm of which two officers of the Trust are partners.
     Certain officers and/or Trustees of the Trust are also officers and/or directors of SEI Investments Mutual Funds Services (the "Administrator"). Such officers are paid no fees by the Trust for serving as officers of the Trust. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings.
     The Fund has entered into an agreement with SEI Investments to manage the investments of repurchase agreements for the Funds. For its services the Liquidity Desk received $306,405 for the period ended 12/31/99.

4. Administration and Distribution Agreements
 The Trust and the Administrator are parties to an administration agreement
(the "Agreement"), under which the Administrator provides the Trust with administrative services. For all Funds except the Institutional Select Money Market and U.S. Treasury Plus Money Portfolios, the Trust pays the Administrator a fee, calculated daily and paid monthly, at the following annual rate based on the aggregate average daily net assets of such Funds: 0.20% on the first $3.5 billion of aggregate net assets; 0.16% on the next $1.5 billion of aggregate net assets; 0.14% on the next $1.5 billion of aggregate net assets; and 0.12% on the aggregate net assets in excess of $6.5 billion. The Institutional Select Money Market Fund pays the Administrator a fee at an annual rate based upon the average net assets of the Fund as follows: 0.10%, on the first $3.5 billion of aggregate net assets; and 0.08% on the next $1.5 billion of aggregate net assets; 0.07% on the next $1.5 billion of aggregate net assets; and 0.06% on the aggregate net assets in excess of $6.5 billion. The U.S. Treasury Plus Money Market Fund pays the Administrator a fee at an annual rate of 0.35% of the average daily net assets of the Fund. The Administrator has voluntarily agreed to waive its fees in the High Yield Bond and Equity Index Funds.
     SEI Investments Distribution Co. (the "Distributor") acts as the distributor of the Trust's shares. The Trust has adopted a distribution plan for Class A shares (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Class A Plan, the Distributor is entitled to receive from the Trust an annual distribution fee of 0.25% of the Fund's Class A average daily net assets.
     The Trust has also adopted a distribution plan for Class B shares (the "Class B Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Class B Plan, the Distributor is entitled to receive from the Trust an annual distribution fee of 0.75% of the Fund's Class B average daily net assets. Additionally, the Class B Plan provides that Class B shares are subject to a service fee at an annual rate of 0.25% of the Fund's Class B average daily net assets.
     The Trust has also adopted a distribution plan for Class S shares (the "Class S Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Class S Plan, the Distributor is entitled to receive from the Trust an annual

                                                                         (Logo)
                                                              [Graphic Omitted]
                                                              December 31,1999

distribution fee of 0.60% of the Fund's Class S average daily net assets. The Distributor has agreed to voluntarily waive a portion of its distribution fees from Class S shares in order to limit the operating expenses of the Funds.
     The Distributor receives no fees for its distribution services for Class I shares of any fund. The U.S. Treasury Securities Plus Money Market Fund pays a distribution fee of 0.03% of average daily net assets.

5. Investment Advisory and Custodian Agreements
The Trust and the Advisor are parties to an advisory agreement. Under the terms of the agreement, the Advisor will receive a fee, that is calculated daily and paid monthly, at an annual rate of 0.35% of the average daily net assets of the U.S. Treasury Securities Money Market, Prime Obligation Money Market and Tax-Exempt Money Market Funds, 0.15% of the average daily net assets of the U.S. Treasury Securities Plus Money Market Fund, 0.10% of the average daily net assets of the Institutional Select MoneyMarket Fund, 0.60% of the average daily net assets of the Fixed Income Funds and 0.75% of the average daily net assets of the Equity Funds (except the International Equity Fund) and the Balanced Fund. The Trust and the Advisor are also parties to a second advisory agreement relating only to the International Equity Fund. Under the terms of the agreement, the Advisor receives a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the International Equity Fund. The Advisor has voluntarily agreed to waive and reimburse all or a portion of its fee in order to limit the operating expenses of the Funds.
     As of September 1, 1998, Vontobel USA Inc. began serving as the investment sub-advisor to the International Equity Fund. Prior to that date, Wellington Management Company LLP served as the investment sub-advisor to the Fund. The sub-advisory fees are paid by the Advisor.
     Summit Bank also acts as Custodian of securities for the Trust. The Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds. For its services, the Custodian receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.025% of the average daily net assets of each domestic Fund and an annual rate of 0.17% of the average daily net assets of the International Equity Fund.
     In addition to the fees paid at the feeder level for the High Yield Bond and Equity Index Funds, each Feeder Fund's shareholders will bear indirectly their prorata portion of the administrative, distribution, advisory and other expenses of the respective Master Fund in which they invest.

6. Investment Transactions
The cost of security purchases and the proceeds from the sale of securities, other than short term investments, for the year ended December 31, 1999 were as follows:
                                     New
                                    Jersey     Int.-Term      PA
             Fixed     High Yield    Muni.        Gov't.     Muni.       Equity
             Income       Bond    Securities   Securities  Securities    Growth
           ---------   ---------  ----------   ----------  ----------  --------
              (000)      (000)     (000)         (000)       (000)        (000)
  Purchases
  U.S. Gov't $44,926    $   --    $    --       $12,124     $    --   $     --
  Other       25,450     8,160     11,168            --      15,088    185,945
  Sales
  U.S. Gov'   62,627       --          --        20,452          --         --
  Other       16,379     1,192     31,155            --      17,777    155,388

                                                                       Interna-
             Equity     Equity      Equity        Mid                   tional
              Value     Income       Index        Cap      Balanced     Equity
            --------   --------   --------     --------   ----------   --------
             (000)       (000)     (000)         (000)        (000)        (000)
Purchases
  U.S. Gov't $    --   $    --    $    --       $    --     $ 9,060    $    --
  Other       63,627    23,804     21,882        10,896      44,425     12,738
Sales
  U.S. Gov't   2,727       367         --            --      16,197         --
  Other       53,059    41,447        395        12,047      28,858      8,418

At December 31, 1999, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized gain or loss on securities at December 31, 1999, for each Fund is as follows:

                                     New
                                    Jersey      Int.-Term      PA
               Fixed   High Yield    Muni.        Gov't.      Muni       Equity
              Income      Bond     Securities  Securities  Securities    Growth
             --------  ----------  ----------  ----------- ----------   --------
                (000)    (000)      (000)        (000)       (000)       (000)
Aggregate
  gross
  unrealized
  gain       $   181    $    2      $1,176      $     9     $    20     $154,492
Aggregate
  gross
  unrealized
  loss        (7,626)     (415)    (3,408)       (1,028)     (3,226)       1,271
             -------   -------    -------       -------     -------      -------
Net
  unrealized
  gain/loss  $(7,445)    $(413    $(2,232)      $(1,019)    $(3,206)    $153,221
             =======   =======    =======       =======     =======     ========

                                                                        Interna-
               Equity   Equity     Equity         Mid                    tional
                Value   Income      Index         Cap      Balanced      Equity
             --------  ----------  ----------  ----------- ----------   --------
                (000)   (000)        (000)       (000)      (000)         (000)
Aggregate
  gross
  unrealized
  gain      $125,317   $35,213     $3,801        $2,734     $20,830      $11,818
Aggregate
  gross
  unrealized
  loss        (4,186    (2,219)        --          (132)     (1,921)       (809)
             -------   -------     ------        ------     -------      -------
Net unrealized
  gain      $121,131   $32,994     $3,801        $2,602     $18,909      $11,009
            ========   =======     ======        ======     =======      =======

Notes to Financial Statements
(continued)


7. Concentration of Credit Risk
The Money Market Funds invest primarily in a portfolio of money market instruments maturing in one year or less whose rating are within one of the two highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") or, if not rated, are believed by the Advisor to be of comparable quality. The ability of the issuers of the securities held by a Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. The Fixed Income Funds invest in debt instruments and the Balanced Fund invests in a combination of equity, fixed income and money market securities.
     The taxable funds may invest in bank obligations. As a result of this policy, these investments may be subject to greater risk than a fund that does not concentrate its investments in the banking industry. In particular, bank obligations may be subject to the risks associated with interest rate volatility, changes in federal and state laws and regulations governing banking and the inability of borrowers to pay principal and interest when due. In addition, foreign banks present the risk of investing in foreign securities and are not subject to the same reserve requirements and other regulations as those of U.S. banks.
     The New Jersey Municipal Securities and the Pennsylvania Municipal Securities Funds invest primarily in a portfolio of municipal securities, including municipal bonds and debentures, rated A or better by a NRSRO, or, if not rated, determined by the Advisor to be of comparable quality. Although the Funds maintain a portfolio containing the securities of various issuers, the issuers' ability to meet their obligations may be affected by economic developments in a specific state or region. The following tables present a summary of Standard & Poor's or Moody's ratings for the holdings in each of these portfolios:


                        U.S.                                U.S.       Institu-
                      Treasury      Prime         Tax-    Treasury      tional
                    Securities   Obligation       Exemp   Securities    Select
                       Money        Money         Money  Plus Money      Money
                      Market       Market        Market     Market      Market
                    ----------   ----------     -------  -----------    -------
U.S. Gov't. Securities    40.5%       4.8%           --     59.6%          4.0%
Repurchase Agreements     59.5        2.0            --     40.4           4.1
Municipal Securities        --         --          73.6       --           --
Commercial Paper            --       91.5          17.5       --          90.6
Other Short Term
  Securities                --        1.7           8.9       --           1.3
                               New Jersey     Int.-Term      PA
                       Fixed       Muni.         Govt.      Muni.
                      Income    Securities   Securities   Securities    Balanced
                    ---------- -----------   ----------  ----------   ----------
U.S. Gov't. Securities    55.5%        --          99.2%      --        5.2%
AAA                       13.2       66.8%           --     56.7%       1.2
AA                        10.5       22.1            --     31.2        3.5
A                         20.4        7.0            --      6.0       14.4
BBB                         --        1.4            --       --         --
NR                         0.4        2.7           0.8      6.1        0.5
Common Stock                --         --            --       --       75.2

8. Capital Loss Carryforward
The capital loss carryforwards at December 31, 1999, for Federal income tax purposes are as follows:


                                                      Expiration
                                          Amount        Date
                                         --------     ---------
U.S. Treasury Securities Money Market      1,815            2007
Prime Obligation Money Market         $   31,975       2004-2007
Tax-Exempt Money Market                    2,604       2003-2007
U.S. Treasury Securities Plus
   Money Market                           18,309       2003-2007
Institutional Select Money Market          3,999            2007
Fixed Income                           1,769,890            2007
Intermediate-Term Government
   Securities                          1,345,707       2002-2005
Mid-Cap Value                            233,449            2007
Balanced                                 466,118            2007

The Fixed Income, High Yield Bond, Equity Growth, Equity Value, Equity Income, Equity Index, Mid Cap, and Balanced Funds had cumulative wash sale losses for the fiscal year ended December 31, 1999 amounting to $51,839, $66,352, $286,086, $178,819, $61,958, $25,757, $3,201, and $32,548, respectively. These wash sale losses cannot be used for Federal income tax purposes and are deferred. The PA Municipal Securities incurred a loss for the period November 1, 1999 to December 31, 1999, of $267,345, which is deferred for Federal income tax purposes until fiscal year ended December 31, 2000.

9. Option Transactions The Equity Growth
Fund transacted in call and put options during the years ended December 31, 1999 and 1998. These transactions, which were undertaken principally to hedge against market risk, entail certain risks. These risks include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; and (3) there may not be a liquid secondary market for

                                                                         (Logo)
                                                              [Graphic Omitted]
                                                              December 31,1999

options. Gains and losses for the Equity Growth Fund due to option activity for the year ended December 31, 1999 were as follows:

                                    Gains/(Losses)
                                    --------------
              Written Call Options   $4,611,460
              Call Options             (782,505)
              Put Options             1,691,134

As of December 31, 1999 there were no equity options outstanding.

10. Equity Swap Transaction
The Equity Growth Fund entered into an equity swap transaction in November of 1998. This equity swap transaction involved exchanging the returns from the Equity Growth's basket of securities, inclusive of dividends, for the return of the Standard and Poor's 500 Index ("S&P 500"); also inclusive of dividends. This transaction was undertaken principally to allow the Equity Growth Fund to lock in the superior performance relative to the S&P 500 for 1998. At the time the Equity Growth Fund entered into the swap transaction, its total return was approximately four percentage points above that of the S&P 500, the benchmark index for the Fund. Equity swap transactions entail certain risks, including:
(1) the success of a fund's strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; and (2) there may be little correlation between a fund's securities and the value of the S&P 500. The Equity Growth Fund realized losses of $10,191,337 during the year ended December 31, 1998 and had an unrealized loss of $17,248,556 as of December 31, 1998 related to the equity swap transaction. On January 7, 1999 the equity swap was terminated and the unrealized loss became a realized loss in the amount of $17,717,000. For income tax purposes, the timing of the deduction for these losses is deferred to the extent it exceeds the aggregate remaining unrealized appreciation of securities held by the Fund at the time the equity swap transaction was executed.

11. Forward Foreign Currency Contracts
The International Equity Fund enters into forward foreign currency exchange contracts as hedges against portfolio positions and in connection with portfolio purchases and sales of securities denominated in a foreign currency. Such contracts, which protect the value of the fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. The International Equity Fund realized gains of $163,661 from forward foreign currency exchange contract activity for the year ended December 31, 1999.
     There were no outstanding forward foreign currency contracts at December 31, 1999 for the International Equity Fund.

12. Line of Credit
Certain portfolios of The Pillar Funds entered into an agreement which enables them to participate in a
$435 million unsecured line of credit with Chase Manhattan Bank and participating lenders. Borrowings will be made solely to temporarily finance the repurchase of capital shares. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended December 31, 1999, The Pillar Funds had no borrowings under the agreement.

13. Statements of Assets and Liabilities and Schedules of Investments for SEI Institutional Managed Trust High Yield Bond Portfolio and the SEI Index Funds S&P 500 Index Portfolio (Unaudited)
The following unaudited statements of assets and liabilities and schedules of investments as of December 31, 1999 are for the underlying master portfolios for the High Yield Bond and Equity Index Funds. These statements are included since the High Yield Bond and Equity Index Funds invest substantially all of their assets in these portfolios.

Notes to Financial Statements
(continued)

Schedule of Investments (Unaudited)

SEI Institutional Managed Trust High Yield Bond Fund
-------------------------------------------------------------------------------
Description                          Par (000)     Value (000)
-------------------------------------------------------------------------------

Corporate Obligations--90.8%
   21st Century Telecommunication
     Group (B)
     12.722%, 02/15/08                  $3,000         $ 2,006
   AAF-Mcquay
     8.875%, 02/15/03                      835             708
   Abraxas Petroleum/Cn Abraxas (A)
     11.500%, 11/01/04                     875             595
   Ackerley Group, Ser B
     9.000%, 01/15/09                    1,600           1,564
   Acme Television (B)
     12.430%, 09/30/04                     500             451
   Adelphia Cable Communications
     10.500%, 07/15/04                     500             522
   Adelphia Communications
     7.875%, 05/01/09                      500             450
   Adelphia Communications, Ser B
     8.375%, 02/01/08                    1,750           1,627
   ADV Accessory
     9.750%, 10/01/07                      550             496
   Advance Holding (B)
     16.270%, 04/15/09                   1,500             778
   Advance Stores
     10.250%, 04/15/08                   2,350           2,039
   Advanced Glassfiber
     9.875%, 01/15/09                    1,000             937
   AEI Resources (A)
     11.500%, 12/15/06                     500             336
   AES
     8.500%, 11/01/07                      800             744
     8.000%, 12/31/08                      500             461
   Aetna Industries
     11.875%, 10/01/06                   1,000             982
   AFC Enterprises
     10.250%, 05/15/07                   2,850           2,871
   Agrilink Foods
     11.875%, 11/01/08                   1,700           1,679
   Ainsworth Lumber PIK
     12.500%, 07/15/07                   1,500           1,650
   Airgate Pcs (B)
     12.920%, 10/01/09                     250             129
   Airplanes Pass Through Trust
     10.875%, 03/15/19                     300             260
   Alaris Medical (B)
     19.370%, 08/01/08                   1,000             429
   Algoma Steel
     12.375%, 07/15/05                   1,000             942
   Allbritton Communications
     9.750%, 11/30/07                      800             808
   Allied Holdings, Ser B
     8.625%, 10/01/07                      850             754
-------------------------------------------------------------------------------
Description                          Par (000)     Value (000)
-------------------------------------------------------------------------------
   Allied Waste North America
     7.875%, 01/01/09                   $1,300         $ 1,150
   Allied Waste North America (A)
     10.000%, 08/01/09                   2,000           1,785
   AMC Entertainment
     9.500%, 03/15/09                    1,000             877
     9.500%, 02/01/11                    1,000             880
   American Axle & Manufacturing
     9.750%, 03/01/09                      500             504
   American Builder & Contractors
     10.625%, 05/15/07                     500             449
   American Cellular
     10.500%, 05/15/08                     750             827
   American Commercial Lines
     10.250%, 06/30/08                   1,100           1,056
   American Lawyer Media Holdings (B)
     13.790%, 12/15/08                   1,000             640
   American Lawyer Media
     9.750%, 12/15/07                    1,150           1,136
   American Media Operation
     10.250%, 05/01/09                     900             909
   American Plumbing & Mechanic (A)
     11.625%, 10/15/08                   1,500           1,421
   American Radio Systems
     9.000%, 02/01/06                      500             523
   American Restaurant Group
     11.500%, 02/15/03                     700             558
   American Skiing
     12.000%, 07/15/06                     450             406
   American Tissue (A)
     12.500%, 07/15/06                     800             810
   Ameriking
     10.750%, 12/01/06                     600             556
   Ameriserv Food (C)
     0.000%, 10/15/06                      200             116
   Ameristar Casino, Ser B
     10.500%, 08/01/04                   2,200           2,216
   AMF Bowling Worldwide, Ser B
     10.875%, 03/15/06                     700             303
   AMF Bowling Worldwide, Ser B (B)
     33.187%, 03/15/06                     306             107
   Amkor Technologies (A)
     10.500%, 05/01/09                   2,000           1,980
   Ampex
     12.000%, 03/15/03                   1,000           1,005
   Amphenol
     9.875%, 05/15/07                      500             511
   AMSC Acquisition, Ser B
     12.250%, 04/01/08                     900             713
   Amscan Holdings
     9.875%, 12/15/07                      400             337
78

                                                                   (Logo)
                                                        [Graphic Omitted]
                                                         December 31,1999

-------------------------------------------------------------------------------
Description                          Par (000)     Value (000)
-------------------------------------------------------------------------------
   Amtrol
     10.625%, 12/31/06                  $  400          $  393
   Anchor Lamina
     9.875%, 02/01/08                    1,000             802
   Anthony Crane Rentals, Ser B
     10.375%, 08/01/08                     500             426
   Ap Holdings (B)
     19.970%, 03/15/08                   1,700             695
   Apcoa
     9.250%, 03/15/08                      700             495
   Applied Extrusion Technologies, Ser B
     11.500%, 04/01/02                     800             823
   Arcadia Financial Ltd
     11.500%, 03/15/07                   1,000            1031
   Archibald Candy
     10.250%, 07/01/04                   1,200           1,164
   Argosy Gaming
     10.750%, 06/01/09                   3,550           3,745
   AT&T Canada
     12.000%, 08/15/07                     500             576
   AT&T Canada (B)
     8.770%, 06/15/08                    1,400           1,101
   Atlantic Express
     10.750%, 02/01/04                     500             486
   Atlas Air
     9.375%, 11/15/06                    1,250           1,222
   Atrium
     10.500%, 05/01/09                   1,000             977
   Aurora Foods
     9.875%, 02/15/07                      750             763
     8.750%, 07/01/08                      850             812
   Autotote
     10.875%, 08/01/04                   1,000           1,025
   Avado Brands
     11.750%, 06/15/09                     325             245
   Avalon Cable Holdings (B)
     11.461%, 12/01/08                     500             328
   Avalon Cable of Michigan
     9.375%, 12/01/08                    1,250           1,259
   Avis Rent A Car
     11.000%, 05/01/09                   1,500           1,575
   Aztar
     8.875%, 05/15/07                    1,500           1,451
   B&G Foods
     9.625%, 08/01/07                      500             445
   Ball
     8.250%, 08/01/08                      700             672
   Balley Total Fitness
     9.875%, 10/15/07                    1,900           1,843
   Bayou Steel
     9.500%, 05/15/08                      500             466
-------------------------------------------------------------------------------
Description                          Par (000)     Value (000)
-------------------------------------------------------------------------------
   Bellwether Exploration
     10.875%, 04/01/07                  $1,200         $ 1,087
   Berry Plastics
     12.500%, 06/15/06                     500             479
   Berry Plastics (A)
     11.000%, 07/15/07                   1,300           1,316
   Beverly Enterprises
     9.000%, 02/15/06                      700             654
   BGF Industries
     10.250%, 01/15/09                   1,000             892
   Big City Radio (B)
     21.080%, 03/15/05                   1,700           1,120
   Booth Creek
     12.500%, 03/15/07                   1,000             717
   Boyd Gaming
     9.500%, 07/15/07                      500             496
   Boyds Collection
     9.000%, 05/15/08                    1,978           1,874
   Brand Scaffold Services
     10.250%, 02/15/08                     750             679
   Breed Technologies (C)
     0.000%, 04/15/08                    1,000              25
   Bresnan Communication
     8.000%, 02/01/09                    1,350           1,357
   Bresnan Communication (B)
     9.160%, 02/01/09                    1,700           1,177
   Buckeye Cellulose
     9.250%, 09/15/08                      500             509
   Bucyrus International
     9.750%, 09/15/07                      500             379
   Buhrmann US (A)
     12.250%, 11/01/09                   2,075           2,153
   Burke Industries
     10.000%, 08/15/07                     600             286
   BWAY, Ser B
     10.250%, 04/15/07                     500             501
   Caithness Coso
     9.050%, 12/15/09                    1,000             995
   California Steel
     8.500%, 04/01/09                      500             484
   Call-Net Enterprises
     9.375%, 05/15/09                    1,050             869
   Call-Net Enterprises (B)
     14.000%, 08/15/07                   1,000             589
     13.870%, 08/15/08                     600             287
     14.200%, 05/15/09                     500             244
   Cambridge Industries, Ser B
     10.250%, 07/15/07                     500             204
   Canadian Airlines
     10.000%, 05/01/05                     400             304

Notes to Financial Statements
(continued)

Schedule of Investments (Unaudited)

SEI Institutional Managed Trust High Yield Bond Fund (continued)
-------------------------------------------------------------------------------
Description                          Par (000)     Value (000)
-------------------------------------------------------------------------------
   Canadian Airlines Yankee
     12.250%, 08/01/06                  $  950          $  539
   Canadian Forest Oil
     8.750%, 09/15/07                      500             477
   Caprock Communications
     11.500%, 05/01/09                   1,000           1,027
   Capstar Broadcasting
     9.250%, 07/01/07                    1,250           1,264
   Capstar Broadcasting (B)
     9.780%, 02/01/09                    1,000             882
   Capstar Hotel
     8.750%, 08/15/07                      500             459
   Carrier One
     13.250%, 02/15/09                   1,000           1,000
   Carrols
     9.500%, 12/01/08                    1,000             910
   Casino Magic
     13.000%, 08/15/03                   1,600           1,778
   Cencall Communication
     10.125%, 01/15/04                     100             103
   Centennial Cellular
     10.750%, 12/15/08                   1,000           1,070
   Century Communications
     8.875%, 01/15/07                      550             538
   Century Communications, Ser B
     Zero Coupon, 01/15/08               2,850           1,265
   CF Cable Television
     11.625%, 02/15/05                      50              55
   Chancellor Media
     9.375%, 10/01/04                      750             773
     8.000%, 11/01/08                      500             501
   Charter Communication Holdings
     8.625%, 04/01/09                    1,500           1,387
   Charter Communication (B)
     11.390%, 04/01/11                   1,600             942
   Cinemark USA, Ser D
     9.625%, 08/01/08                      500             461
   Cinemark USA, Ser B
     8.500%, 08/01/08                      500             430
     9.625%, 08/01/08                      100              92
   Circus Circus Enterprise
     9.250%, 12/01/05                    1,000           1,015
   Citadel Broadcasting
     9.250%, 11/15/08                    1,250           1,262
   Clark R&M
     8.875%, 11/15/07                      500             301
   Classic Communications (B)
     12.790%, 08/01/09                   1,000             694
   Clearnet Communications (B)
     9.690%, 12/15/05                    1,800           1,773
   Cliffs Drilling
     10.250%, 05/15/03                     400             409
------------------------------------------------------------------------------
Description                          Par (000)     Value (000)
------------------------------------------------------------------------------
   Climachem, Ser B
     10.750%, 12/01/07                  $1,000          $  267
   CMS Energy
     7.500%, 01/15/09                    1,100             991
     6.750%, 01/15/04                      800             742
   Coast Hotels & Casinos
     9.500%, 04/01/09                    1,200           1,143
   Coaxial Communication
     10.000%, 08/15/06                   1,700           1,670
   Coaxial Communication (B)
     12.970%, 08/15/08                   1,000             651
   Cogentrix Energy
     8.750%, 10/15/08                    1,000           1,006
   Coinstar
     13.000%, 10/01/06                   1,000           1,046
   Collins & Aikman
     11.500%, 04/15/06                   1,550           1,531
     10.000%, 01/15/07                   1,000             980
   Color Spot Nurseries
     10.500%, 12/15/07                     900             652
   Colorado Gaming & Entertainment (C)
     0.000%, 06/01/03                    1,000             797
   Comcast
     9.375%, 05/15/05                      250             263
     9.125%, 10/15/06                      600             625
   Comcast UK Cable (B)
     10.500%, 11/15/07                     750             712
   Commonwealth Aluminum
     10.750%, 10/01/06                     500             499
   Communications Instrument
     10.000%, 09/15/04                     500             419
   Completel Europe (B)
     13.310%, 02/15/09                   1,800             943
   Comstock Resources
     11.250%, 05/01/07                   2,000           2,045
   Concentric Network
     12.750%, 12/15/07                     550             582
   Condor Systems (A)
     11.875%, 05/01/09                     750             568
   Congoleum
     8.625%, 08/01/08                    1,000             867
   Consolidated Container Capital (A)
     10.125%, 07/15/09                   1,000           1,015
   Consumers Packaging
     9.750%, 02/01/07                      750             540
   Container
     9.750%, 04/01/03                      550             564
   Costilla Energy (C)
     0.000%, 10/01/06                    1,000             287
   Covad Communications Group
     12.500%, 02/15/09                     800             832
   Crown Central Petroleum
     10.875%, 02/01/05                   1,200             906

                                                                          (Logo)
                                                               [Graphic Omitted]
                                                                December 31,1999

-------------------------------------------------------------------------------
Description                          Par (000)     Value (000)
-------------------------------------------------------------------------------
   Crown Packaging Enterprises Ltd. (B)
     64.048%, 08/01/06                  $  775          $   39
   Crown Paper
     11.000%, 09/01/05                   1,000             657
   CSC Holdings
     9.250%, 11/01/05                      250             257
     8.125%, 07/15/09                    1,000             997
     9.875%, 02/15/13                      650             681
   CSC Holdings, Ser B
     8.125%, 08/15/09                      750             748
   Cumulus Media (A)
     10.375%, 07/01/08                   2,450           2,542
   D.R. Horton
     8.000%, 02/01/09                      500             466
   Dade International
     11.125%, 05/01/06                     500             487
   Denbury Management
     9.000%, 03/01/08                    1,800           1,627
   Delaware County Remy International
     10.625%, 08/01/06                   1,500           1,481
   Details, Ser B
     10.000%, 11/15/05                     500             461
   Diamond Brands Operating
     10.125%, 04/15/08                     650             510
   Diamond Cable (B)
     11.140%, 02/15/07                   1,450           1,173
   Diamond Cable Communications (B)
     11.540%, 09/30/04                     300             318
     10.860%, 12/15/05                   1,050             996
   Diamond Holdings PLC
     9.125%, 02/01/08                    1,000             992
   Diamond Triumph Auto (A)
     9.250%, 04/01/08                    1,000             707
   Diva Systems, Ser B (B)
     20.810%, 03/01/08                   2,757             810
   Dobson Communications
     11.750%, 04/15/07                     600             672
   Dobson/Sygnet Communications
     12.250%, 12/15/08                   1,000           1,107
   Dolphin Telecom PLC (B)
     17.380%, 06/01/08                     600             296
     17.590%, 05/15/09                     800             376
   Doman Industries
     12.000%, 07/01/04                   1,250           1,300
   Doskocil Manufacturing
     10.125%, 09/15/07                     500             164
   Drypers
     10.250%, 06/15/07                   1,450           1,182
   DTI Holdings (B)
     19.210%, 03/01/08                   1,000             349
   Dual Drilling
     9.875%, 01/15/04                      500             522
--------------------------------------------------------------------------------
Description                          Par (000)     Value (000)
--------------------------------------------------------------------------------
   Dura Operating
     9.000%, 05/01/09                   $  750          $  705
   E.spire Communications
     13.750%, 07/15/07                     500             319
   E.spire Communications (B)
     19.360%, 11/01/05                   1,800             898
     18.730%, 04/01/06                     500             249
     17.130%, 07/01/08                     500             172
   Eagle Family Foods
     8.750%, 01/15/08                    1,300             991
   Eagle Geophysical (C)
     0.000%, 07/15/08                    1,000              97
   Echostar DBS
     9.375%, 02/01/09                    3,750           3,769
   Eldorado Resorts
     10.500%, 08/15/06                     500             511
   Elgar Holdings
     9.875%, 02/01/08                    1,000             652
   Emmis Communications
     8.125%, 03/15/09                    1,200           1,158
   Empress Entertainment
     8.125%, 07/01/06                      450             446
   Energis PLC
     9.750%, 06/15/09                      650             681
   Energy  of America
     9.500%, 05/15/07                      500             364
   Equinix
     13.000%, 12/01/07                     800             800
   Euramax International PLC
     11.250%, 10/01/06                     500             505
   Exodus Communications  (A)
     10.750%, 12/15/09                   1,400           1,421
   Exodus Communications
     11.250%, 07/01/08                   2,200           2,282
   Fairchild Semiconducter
     10.375%, 10/01/07                   2,800           2,863
   Falcon Building
     9.500%, 06/15/07                      500             481
   Falcon Holdings Group (B)
     9.510%, 04/15/10                      750             560
   Falcon Holdings Group
     8.375%, 04/15/10                    1,165           1,174
   Filtronic PLC
     10.000%, 12/01/05                     700             688
   Finlay Enterprises
     9.000%, 05/01/08                      200             176
   First Wave Marine
     11.000%, 02/01/08                   1,000             704
   Fisher Scientific International
     9.000%, 02/01/08                    1,000             959
   Fitzgeralds Gaming (C)
     0.000%, 12/15/04                    1,400             763

Notes to Financial Statements
(continued)

Schedule of Investments (Unaudited)

SEI Institutional Managed Trust High Yield Bond Fund (continued)
-------------------------------------------------------------------------------
Description                          Par (000)     Value (000)
-------------------------------------------------------------------------------
   Flag Ltd
     8.250%, 01/30/08                   $  750         $   688
   Fleming
     10.500%, 12/01/04                     670             621
   Florida Panthers Holdings
     9.875%, 04/15/09                      750             727
   Focal Communications (B)
     11.630%, 02/15/08                   1,550           1,023
   Formica
     10.875%, 03/01/09                   1,000             912
   Fountain View
     11.250%, 04/15/08                   1,000             759
   Friendly Ice Cream
     10.500%, 12/01/07                     700             600
   Frontier Oil
     9.125%, 02/15/06                      800             722
     11.750%, 11/15/09                     800             786
   Frontiervision Holdings (B)
     10.950%, 09/15/07                     700             619
     10.950%, 09/15/07                     600             530
   Fundy Cable
     11.000%, 11/15/05                     500             540
   Galaxy Telecom
     12.375%, 10/01/05                   1,400           1,484
   Galey & Lord
     9.125%, 03/01/08                      750             167
   Garden State Newspapers
     8.625%, 07/01/11                    1,000             909
   Gaylord Container
     9.750%, 06/15/07                      600             573
     9.375%, 06/15/07                      850             788
   GCI
     9.750%, 08/01/07                    1,250           1,189
   Genesis Health Ventures
     9.875%, 01/15/09                    1,000             407
   Gentek (A)
     11.000%, 08/01/09                     750             778
   Georgia Gulf  (A)
     10.375%, 11/01/07                     500             522
   Global Crossings Holdings (A)
     9.125%, 11/15/06                    3,000           2,966
     9.625%, 05/15/08                    1,310           1,303
   Global Telesystems Group
     9.875%, 02/15/05                    1,250           1,184
   Global Tele-Systems Ltd
     11.500%, 12/15/07                     500             502
   Globalstar
     11.375%, 02/15/04                     400             271
     11.250%, 06/15/04                     900             605
   Globalstar LP/Capital
     11.500%, 06/01/05                     250             166
-------------------------------------------------------------------------------
Description                          Par (000)     Value (000)
-------------------------------------------------------------------------------
   Globenet Communications Group (A)
     13.000%, 07/15/07                  $2,000         $ 2,040
   Golden Northwest
     12.000%, 12/15/06                     700             735
   Golden Ocean Group Ltd (C)
     0.000%, 08/31/01                    1,032              57
   Golden Sky (B)
     10.230%, 03/01/07                   1,000             609
   Golden Sky Systems, Ser B
     12.375%, 08/01/06                     400             427
   Gothic Production
     11.125%, 05/01/05                     700             593
   Graham Packaging
     8.750%, 01/15/08                      400             376
   Granite Broadcasting
     9.375%, 12/01/05                    1,000           1,000
     8.875%, 05/15/08                      500             485
   Gray Communications System
     10.625%, 10/01/06                     500             516
   Great Lakes Carbon
     10.250%, 05/15/08                     500             474
   Group 1 Automotive
     10.875%, 03/01/09                   1,000             987
   Group Maintenance America
     9.750%, 01/15/09                    1,000             992
   Grove Worldwide
     9.250%, 05/01/08                    1,000             280
   GS Technologies
     12.000%, 09/01/04                   1,100             613
   GSI Group
     10.250%, 11/01/07                   1,000             699
   GST Equipment Funding
     13.250%, 05/01/07                     500             492
   GST USA Guarantee (B)
     17.550%, 12/15/05                   1,760           1,291
   Gulf Canada Resources
     9.625%, 07/01/05                      500             510
     8.375%, 11/15/05                      500             499
   Gulf States Steel (C)
     0.000%, 04/15/03                    1,000             107
   Hard Rock Hotel
     9.250%, 04/01/05                    1,850           1,346
   Harrahs Operating
     7.875%, 12/15/05                    1,000             962
   Harvey Casinos Resorts
     10.625%, 06/01/06                   2,400           2,457
   Hayes Lemmerz International
     8.250%, 12/15/08                      600             550
   Hayes Wheel International
     11.000%, 07/15/06                     500             525
     9.125%, 07/15/07                      600             586

82
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                                                                         (Logo)
                                                              [Graphic Omitted]
                                                               December 31,1999

-------------------------------------------------------------------------------
Description                          Par (000)     Value (000)
-------------------------------------------------------------------------------
   Haynes International
     11.625%, 09/01/04                  $  500          $  412
   Hermes Europe Railtel BV
     11.500%, 08/15/07                     750             772
     10.375%, 01/15/09                   1,000             987
   HMH Properties
     8.450%, 12/01/08                      500             464
   HMV Media Group
     10.250%, 05/15/08                   1,000             897
   Hollinger International Publishing
     9.250%, 03/15/07                    1,000             990
   Hollywood Casino (A)
     13.000%, 08/01/06                     600             640
   Hollywood Park, Ser B
     9.250%, 02/15/07                    1,000             990
     9.500%, 08/01/07                    2,800           2,800
   Holmes Products
     9.875%, 11/15/07                      500             374
   Holywood Casinos
     11.250%, 05/01/07                   1,750           1,824
   Home Interior & Gifts
     10.125%, 06/01/08                   1,000             852
   Home Products International
     9.625%, 05/15/08                      800             721
   Homeside
     11.250%, 05/15/03                     325             371
   Horseshoe Gaming Holdings
     8.625%, 05/15/09                      650             627
   Horseshoe Gaming LLC
     9.375%, 06/15/07                    1,000             995
   Hosiery of America
     13.750%, 08/01/02                     700             730
   Host Marriott
     7.875%, 08/01/05                      550             517
     8.375%, 02/15/06                      500             472
     7.875%, 08/01/08                      800             714
   HS Resources
     9.250%, 11/15/06                      500             499
   HS Resources, Ser B
     9.250%, 11/15/06                      250             249
   Huntsman (A)
     9.500%, 07/01/07                    1,650           1,564
   Huntsman ICI Chemicals (A)
     10.125%, 07/01/09                   3,200           3,304
     Zero Coupon, 12/31/09               2,100             622
   Huntsman Polymers
     11.750%, 12/01/04                     250             262
   Hyperion Telecommunications (B)
     11.520%, 04/15/03                   1,900           1,693
   Hyperion Telecommunications
     12.250%, 09/01/04                     500             537
   ICG Holding (B)
     14.290%, 09/15/05                     650             565
     13.590%, 03/15/07                     900             603
-------------------------------------------------------------------------------
Description                          Par (000)     Value (000)
-------------------------------------------------------------------------------
   ICG Services (B)
     14.110%, 02/15/08                  $1,250          $  623
   ICN Pharmaceutical
     9.250%, 08/15/05                      500             492
   ICN Pharmaceutical (A)
     8.750%, 11/15/08                    1,270           1,176
   Imax
     7.875%, 12/01/05                    1,000             937
   Impac Group
     10.125%, 03/15/08                   1,000             911
   Informational Wire Group
     11.750%, 06/01/05                   1,250           1,291
   Insight Midwest (A)
     9.750%, 10/01/09                      500             519
   Integrated Electrical Services
     9.375%, 02/01/09                    1,500           1,485
   Intelcom Group (B)
     13.910%, 05/01/06                     400             299
   Interact Systems
     14.000%, 08/01/03                     700             195
   Intermedia Communications of Florida (B)
     11.260%, 05/15/06                     900             800
     11.530%, 07/15/07                     750             562
   International Cabletel
     10.000%, 02/15/07                     250             257
   International Cabletel (B)
     11.870%, 04/15/05                     400             401
     10.920%, 02/01/06                   1,200           1,084
   International Home Foods
     10.375%, 11/01/06                     750             778
   International Knife & Saw
     11.375%, 11/15/06                     500             383
   International Utility Structures (A)
     10.750%, 02/01/08                   1,300           1,092
   International Wire Group
     11.750%, 06/01/05                   1,250           1,291
   Intrawest
     9.750%, 08/15/08                      500             491
   Iron Mountain
     8.250%, 07/01/11                      500             459
   Isle of Capri Casinos
     8.750%, 04/15/09                    1,500           1,384
   ISP Holdings
     9.000%, 10/15/03                      500             491
   IT Group
     11.250%, 04/01/09                   1,000             964
   ITC Deltacom
     11.000%, 06/01/07                     422             447
     8.875%, 03/01/08                      455             441
     9.750%, 11/15/08                      250             252
   Ivaco
     11.500%, 09/15/05                     500             541

Notes to Financial Statements
(continued)

Schedule of Investments (Unaudited)

SEI Institutional Managed Trust High Yield Bond Fund (continued)
-------------------------------------------------------------------------------
Description                          Par (000)     Value (000)
-------------------------------------------------------------------------------
   IXC Communications
     9.000%, 04/15/08                  $ 1,500         $ 1,515
   Jackson Products
     9.500%, 04/15/05                    1,200           1,092
   James Cable
     10.750%, 08/15/04                   1,500           1,522
   Jazz Casino LLC PIK
     5.867%, 11/15/09                   10,237             645
   Jitney-Jungle Stores (C)
     0.000%, 09/15/07                      450               8
   JL French Automotive Casting
     11.500%, 06/01/09                   1,000           1,007
   Jo-Ann Stores
     10.375%, 05/01/07                     600             586
   John Q Hammons Hotels
     8.875%, 02/15/04                      500             452
   Jones Intercable
     9.625%, 03/15/02                      350             368
     8.875%, 04/01/07                      350             367
   Jordan Industries, Ser B
     10.375%, 08/01/07                   1,000             997
   Jordan Industries, Ser D
     10.375%, 08/01/07                     750             741
   Jordan Telecommunications Products (B)
     9.447%, 08/01/07                    1,000           1,057
   JPS Automotive Products
     11.125%, 06/15/01                     100             101
   K Mart
     7.750%, 10/01/12                      850             761
     8.540%, 01/02/15                      733             709
   Kaiser Aluminum & Chemical
     9.875%, 02/15/02                      700             689
   Kaiser Aluminum & Chemical, Ser B
     10.875%, 10/15/06                     600             604
   Keebler
     10.750%, 07/01/06                     450             485
   Kelley Oil & Gas
     14.000%, 04/15/03                     956             927
   Key Energy Services
     14.000%, 01/15/09                   1,150           1,255
   Kitty Hawk
     9.950%, 11/15/04                      250             247
   KMC Telecom Holdings (B)
     15.480%, 02/15/08                   1,250             677
   Knoll
     10.875%, 03/15/06                     260             261
   Knology Holdings (B)
     13.390%, 10/15/07                   3,300           2,174
   Kpnqwest BV
     8.125%, 06/01/09                    1,000             966
   KSL Recreation Group
     10.250%, 05/01/07                   1,000             977
-------------------------------------------------------------------------------
Description                          Par (000)     Value (000)
-------------------------------------------------------------------------------
   L-3 Communications
     8.000%, 08/01/08                   $  750          $  682
   Lady Luck Gaming
     11.875%, 03/01/01                     800             800
   Lamar Media
     9.625%, 12/01/06                      450             464
   Laroche Industries
     9.500%, 09/15/07                    1,400             382
   LDM Technologies
     10.750%, 01/15/07                     500             446
   Leiner Health Products
     9.625%, 07/10/07                      500             399
   Lenfest Communications
     10.500%, 06/15/06                     700             786
     8.250%, 02/15/08                      650             653
   Leslie's Poolmart
     10.375%, 07/15/04                     800             714
   Level 3 Communications
     9.125%, 05/01/08                    4,100           3,924
   Level 3 Communications (B)
     12.120%, 12/01/08                     500             303
   Liberty Group Operating
     9.375%, 02/01/08                      650             561
   Liberty Group Publishings (B)
     23.240%, 02/01/09                     500             284
   Lifepoint Hospitals Holdings
     10.750%, 05/15/09                     800             836
   Lin Holdings (B)
     12.060%, 03/01/08                   1,500           1,022
   LLS (A)
     11.625%, 08/01/09                   1,000             968
   Lodestar Holdings
     11.500%, 05/15/05                     750             381
   Lodgian Finance
     12.250%, 07/15/09                   1,000             990
   Loews Cineplex Entertainment
     8.875%, 08/01/08                    1,000             883
   Logix Communication Enterprises
     12.250%, 06/15/08                   1,000             798
   Louisiana Casino
     11.000%, 12/01/05                   1,000           1,028
   Luigino's
     10.000%, 02/01/06                   1,200           1,065
   Lyondell Chemical
     9.875%, 05/01/07                    1,100           1,139
     10.875%, 05/01/09                   1,900           1,957
   Magnum Hunter Re
     10.000%, 06/01/07                     500             473
   Mail-Well
     8.750%, 12/15/08                      800             758
   Majestic Star Casino
     10.875%, 07/01/06                   1,300           1,264

                                                                         (Logo)
                                                              [Graphic Omitted]
                                                               December 31,1999

-------------------------------------------------------------------------------
Description                          Par (000)     Value (000)
-------------------------------------------------------------------------------
   Marsh Supermarket
     8.875%, 08/01/07                   $  500          $  480
   Mastec
     7.750%, 02/01/08                      700             681
   Maxim Group, Ser B
     9.250%, 10/15/07                      400             359
   Maxxam Group Holdings, Ser B
     12.000%, 08/01/03                     400             372
   McLeod USA
     9.250%, 07/15/07                      500             503
     8.375%, 03/15/08                      500             471
     8.125%, 02/15/09                      500             466
   McLeod USA (B)
     10.590%, 03/01/07                   1,500           1,217
   MDC Communications
     10.500%, 12/01/06                   1,000             998
   Mediacom Capital
     7.875%, 02/15/11                    2,000           1,765
   Mentus Media PIK
     12.000%, 02/01/03                   1,005             312
   Meristar Hotel
     8.750%, 08/15/07                      500             459
   Metallurg
     11.000%, 12/01/07                     800             738
   Metromedia Fiber Network, Ser B
     10.000%, 11/15/08                   1,000           1,023
   Metromedia Fiber Network
     10.000%, 12/15/09                   2,100           2,158
   Metromedia International Group
     10.500%, 09/30/07                   1,322             621
   MGC Communications
     13.000%, 10/01/04                   1,150           1,159
   Microcell Telecommunication (B)
     10.380%, 06/01/06                   1,000             886
   MMI Products
     11.250%, 04/15/07                   1,000           1,030
   Mohegan Tribal Gaming
     8.750%, 01/01/09                    1,300           1,294
   Moog
     10.000%, 05/01/06                     500             496
   Morris Materials Handling
     9.500%, 04/01/08                      400             133
   Motors & Gears
     10.750%, 11/15/06                   1,050           1,007
   Mrs. Fields, Ser B
     10.125%, 12/01/04                     760             618
   Muzak Holdings (B)
     13.020%, 03/15/10                     500             292
   Muzak LLC
     9.875%, 03/15/09                    1,000             965
   National Steel
     9.875%, 03/01/09                    1,800           1,854
-------------------------------------------------------------------------------
Description                          Par (000)     Value (000)
-------------------------------------------------------------------------------
   National Wine & Spirits
     10.125%, 01/15/09                  $1,000          $  995
   NCI Building Systems
     9.250%, 05/01/09                    1,750           1,658
   NE Restaurant
     10.750%, 07/15/08                     600             533
   Nebraska Book
     8.750%, 02/15/08                    1,000             860
   Neenah
     11.125%, 05/01/07                     500             464
   Neff
     10.250%, 06/01/08                     500             484
   New World Pasta
     9.250%, 02/15/09                    1,250           1,150
   Nextel Communications
     9.750%, 08/15/04                      500             515
   Nextel Communications (B)
     10.870%, 09/15/07                   1,250             939
     10.990%, 02/15/08                   1,400             989
   Nextel Partners (B)
     12.200%, 02/01/09                   2,000           1,315
   Nextlink Communications
     12.500%, 04/15/06                     800             856
     10.750%, 11/15/08                   2,500           2,594
     10.750%, 06/01/09                     500             516
   Nextlink Communications (B)
     12.230%, 04/15/08                     800             497
   Nextlink Communications (A)
     10.500%, 12/01/09                     500             514
   Niagra Mohawk Power
     7.750%, 10/01/08                      800             799
   NL Industries
     11.750%, 10/15/03                     350             367
   Nortek
     8.875%, 08/01/08                    1,000             950
   Northland Cable Television
     10.250%, 11/15/07                   1,200           1,206
   Northwestern Steel & Wire
     9.500%, 06/15/01                    1,000             459
   NTL Communications
     11.500%, 10/01/08                     600             651
   Nuevo Energy (A)
     9.500%, 06/01/08                      400             400
   Numatics
     9.625%, 04/01/08                      800             598
   Ocean Energy
     8.875%, 07/15/07                      400             402
   Octel Developments
     10.000%, 05/01/06                     950             976
   Offshore Logistics
     7.875%, 01/15/08                      600             566

Notes to Financial Statements
(Continued)
Schedule of Investments (Unaudited)

SEI Institutional Managed Trust High Yield Bond Fund (continued)
-------------------------------------------------------------------------------
Description                          Par (000)     Value (000)
-------------------------------------------------------------------------------
   Oglebay Norton
     10.000%, 02/01/09                  $1,000          $  973
   Omega Cabinets
     10.500%, 06/15/07                   1,000             994
   Orange PLC
     9.000%, 06/01/09                      750             795
   Orbital Imaging
     11.625%, 03/01/05                     950             620
   Orion Network Systems
     11.250%, 01/15/07                     800             600
   Owens & Minor
     10.875%, 06/01/06                     500             514
   Oxford Automotive
     10.125%, 06/15/07                   1,200           1,128
   Oxford Health Plans
     11.000%, 05/15/05                     500             485
   P & L Coal Holdings
     8.875%, 05/15/08                      250             244
     9.625%, 05/15/08                    1,250           1,216
   Pac-West Telecomm
     13.500%, 02/01/09                   1,100           1,141
   Packaged Ice
     9.750%, 02/01/05                    1,000             913
   Packaging Resources
     11.625%, 05/01/03                     500             501
   Pagemart Nationwide
     15.000%, 02/01/05                     750             652
   Pantry
     10.250%, 10/15/07                     800             766
   Paracelsus Healthcare
     10.000%, 08/15/06                     500             281
   Park Place Entertainment
     7.875%, 12/15/05                    1,000             958
   Parker Drilling, Ser B
     9.750%, 11/15/06                    1,500           1,478
   Pathmark Stores
     9.625%, 05/01/03                    1,400           1,015
   Pegasus Communications (A)
     12.500%, 08/01/07                     500             535
   Pegasus Communications, Ser B
     9.625%, 10/15/05                      550             556
     9.750%, 12/01/06                      500             499
   Pegasus Shipping Hellas (C)
     0.000%, 11/15/04                      600             185
   Peninsula Gaming (A)
     12.250%, 07/01/06                   1,000           1,055
   Perkins Family Restaurant, Ser B
     10.125%, 12/15/07                   1,000           1,008
   Perry-Judd
     10.625%, 12/15/07                     500             439
   Phase Metrics
     10.750%, 02/01/05                     500              83
-------------------------------------------------------------------------------
Description                          Par (000)     Value (000)
-------------------------------------------------------------------------------
   Philipp Brothers Chemical
     9.875%, 06/01/08                   $1,200         $ 1,055
   Phillips Van-Heusen
     9.500%, 05/01/08                    1,000             933
   Phoenix Color
     10.375%, 02/01/09                     750             722
   Pierce Leahy
     9.125%, 07/15/07                      450             444
   Pillowtex
     10.000%, 11/15/06                     500             215
   Players International
     10.875%, 04/15/05                     500             525
   Playtex Products
     8.875%, 07/15/04                      400             401
   Pogo Producing
     8.750%, 05/15/07                      850             810
   Polymer Group, Ser B
     9.000%, 07/01/07                      600             587
   Port Royal Holdings
     10.250%, 10/01/07                   1,000           1,043
   Portola Packaging
     10.750%, 10/01/05                     200             204
   Powertel
     11.125%, 06/01/07                     500             524
   Powertel (B)
     8.389%, 02/01/06                      500             445
   Premier International Food PLC (A)
     12.000%, 09/01/09                   1,500           1,470
   Premier Parks
     9.250%, 04/01/06                      500             494
     9.750%, 01/15/07                      500             511
     9.750%, 06/15/07                    2,000           1,995
   Price Communications Wireless
     11.750%, 07/15/07                     250             276
   Price Communications Wireless, Ser B
     9.125%, 12/15/06                    1,100           1,125
   Pride International
     10.000%, 06/01/09                     500             510
   Pride Petroleum Services
     9.375%, 05/01/07                      750             750
   Prime Hospitality
     9.250%, 01/15/06                      600             600
     9.750%, 04/01/07                      450             438
   Primus Telecommunications Group
     11.750%, 08/01/04                     600             593
     11.250%, 01/15/09                   1,500           1,448
   Printpack, Ser B
     10.625%, 08/15/06                     800             768
   Production Resources Group
     11.500%, 01/15/08                     500             445
   Protection One Alarm (A)
     8.125%, 01/15/09                      350             167

86
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                                                                     (Logo)
                                                          [Graphic Omitted]
                                                           December 31,1999

-------------------------------------------------------------------------------
Description                          Par (000)     Value (000)
-------------------------------------------------------------------------------
   Psinet
     10.000%, 02/15/05                  $  950          $  943
     11.500%, 11/01/08                     350             367
     11.000%, 08/01/09                   3,500           3,605
   PTC International Finance II (A)
     11.250%, 12/01/09                   1,000             976
   PTC International Finance BV (B)
     15.330%, 07/01/07                   1,000             664
   Pueblo Xtra International
     9.500%, 08/01/03                    1,000             608
   Quest Diagnostic
     10.750%, 12/15/06                     450             474
   Qwest Communications
     10.875%, 04/01/07                     325             360
   Qwest Communications (B)
     8.860%, 10/15/07                    1,050             852
   R&B Falcon
     6.950%, 04/15/08                    1,000             838
   Ram Energy
     11.500%, 02/15/08                     500             224
   RCN (B)
     12.450%, 10/15/07                     750             537
     11.970%, 02/15/08                   1,300             856
   RCN
     10.000%, 10/15/07                   1,750           1,741
     10.125%, 01/15/10                   1,750           1,746
   Regal Cinemas (A)
     9.500%, 06/01/08                      900             680
     8.875%, 12/15/10                      450             332
   Regional Independent Media Group (A)
     10.500%, 07/01/08                   1,000             990
   Renaissance Media Group (B)
     70.875%, 04/15/08                   1,000             709
   Renco Metals
     11.500%, 07/01/03                     500             410
   Repap New Brunswick
     10.625%, 04/15/05                   1,800           1,661
   Republic Group
     9.500%, 07/15/08                      700             662
   Revlon Consumer Products
     8.625%, 02/01/08                      800             406
   RH Donnelley
     9.125%, 06/01/08                      800             791
   Rhythms Netcommunications (B)
     15.310%, 05/15/08                   1,700             907
   Rhythms Netconnections
     12.750%, 04/15/09                     300             290
   Riverwood International
     10.875%, 04/01/08                     800             790
   Riviera Black Hawk (A)
     13.000%, 05/01/05                     700             742

-------------------------------------------------------------------------------
Description                          Par (000)     Value (000)
-------------------------------------------------------------------------------
   Rogers Cablesystems Ltd
     10.000%, 12/01/07                  $  450          $  482
   Rogers Cantel
     9.375%, 06/01/08                      500             534
   Rogers Communications
     9.125%, 01/15/06                      400             401
     8.875%, 07/15/07                      350             355
   Roma
     12.000%, 07/01/06                     750             681
   RSL Communications PLC
     9.125%, 03/01/08                      500             448
     12.000%, 11/01/08                     750             753
   RSL Communications PLC (A)
     9.875%, 11/15/09                    1,000             903
   Rural Cellular
     9.625%, 05/15/08                      500             514
   Russell-Stanley Holdings
     10.875%, 02/15/09                     750             653
   Safelite Glass
     9.875%, 12/15/06                      800              86
   Safety Components
     10.125%, 07/15/07                     500             309
   Safety-Kleen
     9.250%, 05/15/09                      750             714
   Safety-Kleen Services
     9.250%, 06/01/08                      750             743
   Salem Communications, Ser B
     9.500%, 10/01/07                      900             907
   Santa Fe Hotel
     11.000%, 12/15/00                   1,571           1,544
   Sbarro (A)
     11.000%, 09/15/09                   1,900           1,952
   SCG Holding (A)
     12.000%, 08/01/09                   2,000           2,125
   Scotts  (A)
     8.625%, 01/15/09                    1,500           1,455
   SD Warren PIK
     14.000%, 12/15/06                     927           1,061
   SD Warren, Ser B
     12.000%, 12/15/04                   1,450           1,517
   Sea Containers
     10.750%, 10/15/06                     700             695
   Sealy Mattress
     9.875%, 12/15/07                      500             494
   Sealy Mattress  (B)
     11.440%, 12/15/07                     500             352
   Sequa
     9.000%, 08/01/09                    1,000             971
   SF Holdings Group (B)
     16.350%, 03/15/08                   1,000             566
                                                                          87

Notes to Financial Statements
(continued)

Schedule of Investments (Unaudited)

SEI Institutional Managed Trust High Yield Bond Fund (continued)
-------------------------------------------------------------------------------
Description                          Par (000)     Value (000)
-------------------------------------------------------------------------------
   Sheffield Steel, Ser B
     11.500%, 12/01/05                  $  500          $  415
   Siligan Holdings PIK
     13.250%, 07/15/06                     336             362
   Silver Cinemas
     10.500%, 04/15/05                     800             332
   Simmons
     10.250%, 03/15/09                   1,500           1,419
   Simonds Industries
     10.250%, 07/01/08                     600             452
   Sinclair Broadcast Group
     10.000%, 09/30/05                     800             798
     9.000%, 07/15/07                    3,000           2,813
   Sitel
     9.250%, 03/15/06                      500             459
   Sleepmaster LLC
     11.000%, 05/15/09                   1,250           1,256
   Southwest Royalties, Ser B
     10.500%, 10/15/04                     500             275
   Sovereign Bancorp
     10.500%, 11/15/06                   1,000           1,015
   Sovereign Specialty Chemical, Ser B
     9.500%, 08/01/07                      450             447
   Spanish Broadcasting
     9.625%, 11/01/09                    1,750           1,759
   Specialty Paperboard
     9.375%, 10/15/06                      500             505
   Sprint Spectrum
     11.000%, 08/15/06                   1,040           1,149
   St John Knits International (A)
     12.500%, 07/01/09                   1,000             868
   Stanadyne Automotive
     10.250%, 12/15/07                     500             414
   Stater Brothers Holdings
     10.750%, 08/15/06                   2,500           2,506
   Station Casinos
     10.125%, 03/15/06                   1,400           1,432
     9.750%, 04/15/07                    1,000           1,023
   STC Broadcasting
     11.000%, 03/15/07                   1,000             998
   Sterling Chemicals
     12.375%, 07/15/06                   1,500           1,545
     11.750%, 08/15/06                     500             375
   Sterling Chemical Holdings (B)
     33.040%, 08/15/08                   1,000             274
   Stone Container (A)
     11.500%, 08/15/06                     400             426
   Sun International Hotels
     9.000%, 03/15/07                    1,300           1,245
   Sun Media
     9.500%, 05/15/07                      325             323
-------------------------------------------------------------------------------
Description                          Par (000)     Value (000)
-------------------------------------------------------------------------------
   Susquehanna Media
     8.500%, 05/15/09                   $1,250         $ 1,216
   Swift Energy
     10.250%, 08/01/09                   1,750           1,776
   T/SF Communications, Ser B
     10.375%, 11/01/07                     500             481
   Tekni-Plex
     11.250%, 04/01/07                     800             864
   Telewest Communications
     9.625%, 10/01/06                      150             153
     11.250%, 11/01/08                     500             546
   Telewest Communications (A) (B)
     11.080%, 04/15/09                   1,650           1,048
   Telewest Communications (B)
     11.050%, 10/01/07                   4,250           3,968
   Teligent
     11.500%, 12/01/07                   1,000             973
   Tembec Industries
     8.625%, 06/30/09                      500             500
   Tenet Healthcare
     8.625%, 01/15/07                      500             478
   Texas Petrochemical
     11.125%, 07/01/06                   1,000             868
   Texas Petrochemical, Ser B
     11.125%, 07/01/06                     450             390
   Therma-Wave
     10.625%, 05/15/04                     500             524
   Thermadyne Holdings  (B)
     18.160%, 06/01/08                     550             265
   Time Warner
     9.750%, 07/15/08                    1,250           1,294
   Titan Wheel International
     8.750%, 04/01/07                      500             421
   Town Sports International
     9.750%, 10/15/04                    2,000           1,935
   Trans World Airlines
     11.375%, 03/01/06                     900             365
   Transportation Manufacturing
     11.250%, 05/01/09                   3,500           3,583
   Travelcenters of America
     10.250%, 04/01/07                     750             741
   Tri-State Outdoor Media
     11.000%, 05/15/08                   1,350           1,337
   Tritel PCS (A) (B)
     11.680%, 05/15/09                   1,000             634
   Tropical Sportswear International
     11.000%, 06/15/08                     500             480
   TV Guide
     8.125%, 03/01/09                    1,000           1,000
   Twin Laboratories
     10.250%, 05/15/06                     325             342
88

                                                                         (Logo)
                                                              [Graphic Omitted]
                                                               December 31,1999
-------------------------------------------------------------------------------
Description                          Par (000)     Value (000)
-------------------------------------------------------------------------------
   Ultapetrol (Bahamas)
     10.500%, 04/01/08                  $  800           $ 658
   Unisys
     12.000%, 04/15/03                     550             587
     11.750%, 10/15/04                     500             549
     7.875%, 04/01/08                      400             385
   United International Holdings,
     Ser B (B)
     11.730%, 02/15/08                   2,000           1,275
   United Pan-Europe
     Communications (B)
     13.300%, 08/01/09                   1,000             574
   United Pan-Europe Communications
     10.875%, 08/01/09                   1,000           1,016
   United Pan-Europe
     Communications (A)
     10.875%, 08/01/09                   2,000           2,033
   United Rentals
     9.250%, 01/15/09                      800             768
     9.000%, 04/01/09                    1,000             943
   Universal Compression  (B)
     12.910%, 02/15/08                     800             506
   Universal Health Services
     8.750%, 08/15/05                      250             254
   URS
     12.250%, 05/01/09                     900             923
   US Office Products
     9.750%, 06/15/08                      750             406
   US Unwired  (A) (B)
     12.580%, 11/01/09                     750             445
   Vail Resorts
     8.750%, 05/15/09                    1,600           1,496
   Verio (A)
     10.675%, 11/15/09                   1,200           1,230
   Verio
     13.500%, 06/15/04                   1,000           1,105
     10.375%, 04/01/05                     500             507
     11.250%, 12/01/08                     750             788
   Versatel Telecom
     11.875%, 07/15/09                   1,000           1,020
   Viasystems
     9.750%, 06/01/07                      500             274
   Viasystems, Ser B
     9.750%, 06/01/07                      600             329
   Viatel  (B)
     14.380%, 04/15/08                   1,500             953
   Viatel (A)
     11.500%, 03/15/09                     686             686
   Vlasic Foods International
     10.250%, 07/01/09                   1,250           1,192
   Voicestream Wire (A)
     10.375%, 11/15/09                   2,750           2,826

-------------------------------------------------------------------------------
Description                          Par (000)     Value (000)
-------------------------------------------------------------------------------
   Voicestream Wire (A) (B)
     11.010%, 11/15/09                  $1,250          $  755
   Waste Systems
     11.500%, 01/15/06                     550             545
   Waste Systems International (A)
     7.000%, 05/13/05                      800             664
   Waterford Gaming (A)
     9.500%, 03/15/10                    1,075           1,056
   Waxman Industries
     12.750%, 06/01/04                     600             302
   WCI Steel
     10.000%, 12/01/04                   1,000           1,018
   Weirton Steel
     11.375%, 07/01/04                     250             240
   Wells Aluminum
     10.125%, 06/01/05                     500             489
   Werner Holdings
     10.000%, 11/15/07                   2,900           2,835
   Wesco Distribution
     9.125%, 06/01/08                    1,750           1,645
   Western Federal Notes (C)
     0.000%, 09/30/00                      500             100
   Western Wireless
     10.500%, 06/01/06                     400             418
     10.500%, 02/01/07                     300             314
   Wheeling-Pittsburgh
     9.250%, 11/15/07                      900             844
   WHX
     10.500%, 04/15/05                     750             733
   William Carter
     10.375%, 12/01/06                     750             655
   Williams Communication
     10.875%, 10/01/09                   3,500           3,666
   Winstar Communications
     10.000%, 03/15/08                     500             479
   Winstar Communications (B)
     10.030%, 10/15/05                   1,250           1,205
   Wiser Oil
     9.500%, 05/15/07                      600             473
   World Access
     13.250%, 01/15/08                     800             718
   World Color Press
     7.750%, 02/15/09                    1,500           1,433
   Worldwide Fiber
     12.500%, 12/15/05                     750             784
   Worldwide Fiber (A)
     12.000%, 08/01/09                     500             520
   Worldwide Flight Service (A)
     12.250%, 08/15/07                     800             792
   Young Broadcasting
     9.000%, 01/15/06                      400             389
     8.750%, 06/15/07                    1,200           1,143

Notes to Financial Statements
(continued)

Schedule of Investments (Unaudited)

SEI Institutional Managed Trust High Yield Bond Fund (continued)
-------------------------------------------------------------------------------
Description                          Par (000)     Value (000)
-------------------------------------------------------------------------------
   Ziff-Davis
     8.500%, 05/01/08                   $1,000        $  1,003
   Zilog, Ser B
     9.500%, 03/01/05                    1,200           1,110
   ZSC Specialty Chemicals (A)
     11.000%, 07/01/09                   2,750           2,853
                                                      --------
Total Corporate Obligations
   (Cost $588,752)                                     549,231
                                                      --------

Units--1.2%
   Airgate PCS, 1 Unit = $1M senior
     subordinate notes + 1 warrant
     to buy 2.148
     common shares @ $0.01/share (B)
     12.920%, 10/01/09                    1400             910
   Australis Media, 1 Unit = $1M senior
     subordinate discount note +
     1 warrant (A) (C)
     0.000%, 05/15/03                      400               4
   Colt Telecom Group, 1 Unit = 1 senior
     discount note + 1 warrant (B)
     9.410%, 12/15/06                      600             528
   County Seat Stores, 1 Unit = $1M
     senior note + 1 warrant (C)
     0.000%, 11/01/04                      500               8
   Earthwatch, 1 Unit = $1M senior
     discount note to buy 49.095
     shares of series C
     preferred stock (A) (B)
     14.400%, 07/15/07                   2,250           1,552
   Globix, 1 Unit = $1M senior
     notes + 1 warrant
     13.000%, 05/01/05                   1,400           1,414
   International Utility Structure,
     1 Unit = $1M senior exchanged
     preferred + 1 warrant PIK
     13.000%, 02/01/08                     500             469
   Merrill, 1 Unit = $1M senior
     subordinate note + 1 warrant
     to buy 1.22987 of
     Merrill common stock (A)
     12.000%, 05/01/09                   1,250           1,217
   Mrs Fields, 1Unit = $1M senior
     secured discount notes + warrants
     to buy shares common stock (A) (B)
     18.000%, 12/01/05                     800             400
   Pegasus Communications,
     1 Unit = $1M preferred share +
     1 warrant PIK
     12.750%, 01/01/07                   2,500             278
   Republic Technologies,
     1 Unit = $1M senior note + 1 warrant
     to buy class D common stock
     @ $0.01/share (A)
     13.750%, 07/15/09                     750             525

-------------------------------------------------------------------------------
Description                   Par (000)/Shares     Value (000)
-------------------------------------------------------------------------------
   Startec Global
     Communication, 1 Unit
     = $1M senior notes + 1 warrant
     12.000%, 05/15/08                  $  500          $  424
                                                       -------
Total Units
   (Cost $8,809)                                         7,729
                                                       -------

Preferred Stocks--1.0%
   Adelphia Business Solution PIK*           9               9
   Adelphia Communications*              2,500             288
   Ameriking  PIK*                   2,841,200             625
   Benedek Communications PIK*         500,000             406
   Diva Systems, Ser C*                 41,615             333
   E.Spire Communications PIK *            530             127
   GPA Group, PLC
     Convertible (A)*                1,000,000             525
   Granite Broadcasting PIK*               100              10
   Intermedia Communication PIK*           362             355
   Intermedia Communication
     Convertible (A)                    20,000             675
   International Utility PIK (A)*          102               8
   Jordan Telecommunication PIK*           667             756
   Nextel Communications PIK*              660             663
   Nextel Communications PIK*            3,679             368
   Nextlink Communications PIK*          7,296             390
   Pegasus Communications PIK*             790              83
   Primedia                              4,000             388
                                                       -------
Total Preferred Stocks
   (Cost $5,530)                                         6,009
                                                       -------

Warrants--0.2%
   Abraxas Petroleum Ltd Contingent
     Value Rights*                      74,523              --
   American Mobile*                        900               4
   Ampex (A)*                           34,000             108
   Australis*                              500              --
   CarrierOne *                          1,000               2
   Classic Cable*                        3,000              50
   Clearnet*                             1,320              25
   Crown Packaging*                    100,848              --
   Dairy Mart Convenience Stores*        1,334              --
   Diva System*                          1,025             373
   Diva Systems *                        8,271              66
   DTI Holdings (A)*                     5,000              --
   E.spire Communications*                 500              82
   Globalstar Telecommunication*           400              60
   Golden Ocean Group*                     688               1
   HF Holdings *                         3,156              --
   Inter Act Systems*                      700              --
   Key Energy Services *                 1,150              29
   KMC Telecom Holdings *                1,250               3

                                                                         (Logo)
                                                              [Graphic Omitted]
                                                               December 31,1999
-------------------------------------------------------------------------------
Description                             Shares     Value (000)
-------------------------------------------------------------------------------
   Mccaw International*                  1,400            $ 11
   Mentus Media (A)*                     2,365              --
   Metronet (A)*                           500               4
   Microcell Telecommunications*         2,400              96
   Nextlink Communications (A)*          5,000              --
   Orbital Imaging *                       950              19
   Pld Telekom*                            830              --
   Startec Global*                         500               7
   USN Communication*                   11,540              12
   Waste Systems International (A)*      8,250              --
   Wright Medical Technology*               20              --
                                                          ----
Total Warrants
   (Cost $685)                                             952
                                                          ----

Common Stocks--1.0%
   Abraxas Petroleum  (Nev)*            74,523              70
   Advanced Radio
     Telecommunications*                10,117             243
   Coinstar*                             4,545              64
   Completel Holdings LLC (A)*          18,000              --
   Concentric Network*                   6,974             215
   Globix*                               9,856             591
   ICG Communications*                   1,155              22
   Intermedia Communications*            2,682             104
   Jordan Communications
     Products (A)*                         500               2
   Loral Space & Communications*           454              11
   Optel (A)*                              300              --
   Price Communications (C)*            89,949           2,502
   Primus Telecommunications Group*      1,047              40
   SF Holdings Group, Cl C (A)*            200              --
   Verio *                              28,168           1,301
   Viatel*                               2,863             154
   Weatherford International*           23,691             946
   World Access*                         2,514              48
                                                        ------
Total Common Stocks
   (Cost $3,971)                                         6,313
                                                        ------
-------------------------------------------------------------------------------
Description                   Par (000)/Shares     Value (000)
-------------------------------------------------------------------------------
Asset-Backed Obligation--0.1%
   Constellation Finance LLC Ser 1997-1
     9.800%, 12/14/02                   $  500          $  462
                                                        ------
Total Asset-Backed Obligation
   (Cost $500)                                             462
                                                        ------

Right--0.0%
   Primestar                             8,827              62
                                                        ------
Total Right
   (Cost $0)                                                62
                                                        ------

Repurchase Agreement--2.8%
   Merrill Lynch  2.750%, dated 12/31/99,
     matures 01/03/00, repurchase price
     $17,004,000, (collateralized by
     U.S. Treasury Note, par value
     $17,025,000, 6.375%, 09/30/01,
     total market value: $17,344,000)  $17,000          17,000
                                                        ------
Total Repurchase Agreement
   (Cost $17,000)                                       17,000
                                                        ------
Total Investments--97.1% of Net Assets
   (Cost $625,247)                                     587,758
                                                       =======

*Non-income producing security
(A) Security sold within the terms of a private placement memorandum, exempt from registration under section Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities has been determined to be liquid under the guidelines established by the Board of Directors.
(B) Step Bond--The rate reflected on the Statement of Net Assets is the effective yield on December 31, 1999. The coupon on a step bond changes on a specific date.
(C) In default on interest payments.
LLC -- Limited Liability Company
Ltd. -- Limited
PIK -- Payment In-Kind
PLC -- Public Limited Company
Ser -- Series

The accompanying notes are an integal part of the financial statements.
                                                                            91

Notes to Financial Statements

Schedule of Investments (Unaudited)

SEI Index Funds S&P 500 Index Fund
-------------------------------------------------------------------------------
Description                             Shares     Value (000)
-------------------------------------------------------------------------------
Common Stocks--98.2%
Aerospace & Defense--0.1%
   Raytheon, Cl B                       77,940         $ 2,070
                                                       -------
Air Transportation--0.3%
   AMR*                                 34,070           2,283
   Delta Air Lines                      30,570           1,523
   FDX*                                 68,804           2,817
   Southwest Airlines                  116,200           1,881
   US Air Group*                        16,465             528
                                                       -------
                                                         9,032
                                                       -------
Aircraft--0.9%
   Boeing                              215,271           8,947
   General Dynamics                     46,260           2,440
   Lockheed Martin                      91,232           1,996
   Northrop                             15,965             863
   Rockwell International               43,930           2,103
   Textron                              34,210           2,623
   United Technologies                 110,244           7,166
                                                       -------
                                                        26,138
                                                       -------
Apparel/Textiles--0.1%
   Liz Claiborne                        13,650             514
   Russell                               7,565             127
   Springs Industries, Cl A              4,170             167
   VF                                   27,160             815
                                                       -------
                                                         1,623
                                                       -------
Automotive--1.2%
   Cooper Tire & Rubber                 17,400             271
   Dana                                 37,857           1,133
   Delphi Automotive Systems*          130,117           2,049
   Eaton                                16,930           1,230
   Fleetwood Enterprises                 7,490             154
   Ford Motor                          278,240          14,868
   General Motors                      147,430          10,716
   Genuine Parts                        40,992           1,017
   Goodyear Tire & Rubber               35,870           1,011
   ITT Industries                       20,165             674
   Navistar International*              14,626             693
   Paccar                               18,008             798
   TRW                                  28,020           1,455
                                                       -------
                                                        36,069
                                                       -------
Banks--5.0%
   Amsouth Bancorp                      90,100           1,740
   Bank of America                     393,212          19,734
   Bank of New York                    169,600           6,784
   Bank One                            264,201           8,471
   BB&T                                 76,200           2,086

-------------------------------------------------------------------------------
Description                             Shares     Value (000)
-------------------------------------------------------------------------------
   Chase Manhattan                     189,977        $ 14,759
   Comerica                             36,050           1,683
   Fifth Third Bancorp                  65,650           4,817
   First Union                         227,514           7,465
   Firstar                             225,794           4,770
   Fleet Boston Financial              210,844           7,340
   Golden West Financial                37,215           1,247
   Huntington Bancshares                52,967           1,265
   JP Morgan                            39,930           5,056
   KeyCorp                             103,142           2,282
   Mellon Financial                    117,120           3,989
   National City                       142,100           3,366
   Northern Trust                       51,200           2,714
   PNC Bank                             67,760           3,015
   Regions Financial                    50,400           1,266
   Republic New York                    24,100           1,735
   SouthTrust                           38,700           1,463
   State Street                         36,800           2,689
   Summit Bancorp                       40,300           1,234
   SunTrust Banks                       73,730           5,074
   Synovus Financial                    64,500           1,282
   U.S. Bancorp                        167,631           3,992
   Union Planters                       32,500           1,282
   Wachovia                             46,678           3,174
   Washington Mutual                   133,047           3,459
   Wells Fargo                         378,252          15,296
                                                       -------
                                                       144,529
                                                       -------
Broadcasting, Newspapers &  Advertising--0.8%
   Clear Channel Communications*        78,000           6,961
   Mediaone Group*                     140,960          10,827
   Omnicom Group                        40,800           4,080
                                                       -------
                                                        21,868
                                                       -------
Chemicals--1.4%
   Air Products & Chemicals             52,740           1,770
   Avery Dennison                       25,930           1,890
   BF Goodrich                          25,450             700
   Dow Chemical                         50,550           6,755
   Eastman Chemical                     17,991             858
   EI du Pont de Nemours               233,586          15,387
   FMC*                                  7,065             405
   Great Lakes Chemical                 13,200             504
   Hercules                             24,595             686
   Monsanto                            146,150           5,207
   Praxair                              36,565           1,840
   Rohm & Haas                          50,423           2,052
   Union Carbide                        30,865           2,060
   W.R. Grace*                          16,500             229
                                                       -------
                                                        40,343
                                                       -------
92

                                                                       (Logo)
                                                            [Graphic Omitted]
                                                             December 31,1999

-------------------------------------------------------------------------------
Description                             Shares     Value (000)
-------------------------------------------------------------------------------
Communications--9.0%
   Alltel                               72,282         $ 5,977
   Andrew*                              18,815             356
   AT&T                                735,987          37,351
   Bell Atlantic                       357,714          22,022
   BellSouth                           433,612          20,298
   Comcast, Cl A*                      173,154           8,755
   GTE                                 223,880          15,798
   Interpublic Group                    64,600           3,727
   Lucent Technologies                 721,632          53,987
   Marriott International, Cl A*        57,340           1,810
   Motorola                            140,260          20,653
   SBC Telecommunications              785,785          38,307
   Scientific-Atlanta                   18,084           1,006
   Sprint                              200,700          13,510
   Tellabs*                             92,700           5,950
   Viacom, Cl B*                       160,500           9,700
                                                       -------
                                                       259,207
                                                       -------
Communications Equipment--2.4%
   ADC Telecommunications*              34,500           2,503
   General Instrument*                  40,100           3,408
   Molex                                36,100           2,046
   Network Appliance*                   34,400           2,857
   Nortel Networks                     307,600          31,068
   Qualcomm*                           152,000          26,771
                                                       -------
                                                        68,653
                                                      --------
Computers & Services--19.1%
   Adaptec*                             23,500           1,172
   America Online*                     514,900          38,843
   Apple Computer*                      37,020           3,806
   Cabletron Systems*                   41,600           1,082
   Ceridian*                            33,230             717
   Cirrus Logic*                        29,400           2,661
   Cisco Systems*                      753,400          80,708
   Compaq Computer*                    391,556          10,596
   Computer Associates International   124,152           8,683
   Computer Sciences*                   38,320           3,626
   Comverse Technology*                 16,400           2,374
   Dell Computer*                      585,300          29,850
   EMC*                                234,400          25,608
   First Data                           96,504           4,759
   Gateway *                            72,900           5,253
   Hewlett Packard                     234,760          26,748
   IBM                                 415,220          44,844
   Microsoft*                        1,188,600         138,769
   Novell*                              76,700           3,063
   Oracle Systems*                     327,914          36,747
   Pitney Bowes                         61,120           2,953
   Seagate Technology*                  47,900           2,230
   Shared Medical Systems                6,295             321
------------------------------------------------------------------------------
Description                             Shares     Value (000)
------------------------------------------------------------------------------

   Silicon Graphics*                    42,300         $   415
   Sun Microsystems*                   359,800          27,862
   Tandy                                44,388           2,183
   Texas Instruments                   184,740          17,897
   Unisys*                              71,385           2,280
   Yahoo!*                              60,600          26,221
                                                       -------
                                                       552,271
                                                       -------
Construction--0.2%
   Armstrong World Industries            9,265             309
   Centex                               13,680             338
   Fluor                                17,430             800
   Foster Wheeler                        9,365              83
   Halliburton                         101,710           4,094
   McDermott International              13,665             124
   Owens-Corning Fiberglass             12,565             243
                                                       -------
                                                         5,991
                                                       -------
Containers & Packaging--0.1%
   Ball                                  6,995             275
   Crown Cork & Seal                    28,085             628
   Newell Rubbermaid                    64,836           1,880
   Owens-Illinois*                      34,600             867
                                                       -------
                                                         3,650
                                                       -------
Drugs--0.0%
   Watson Pharmaceuticals*              22,000             788
                                                       -------
Electrical Services--0.5%
   AES*                                 45,500           3,401
   Ameren                               31,500           1,032
   CMS Energy                           26,700             833
   Consolidated Edison                  50,790           1,752
   Constellation Energy Group*          34,495           1,000
   FirstEnergy*                         53,805           1,221
   Florida Progress                     22,600             956
   New Century Energies                 26,500             805
   Niagara Mohawk Holdings*             43,065             600
   Pinnacle West Capital                19,500             596
   Reliant Energy                       68,151           1,559
                                                       -------
                                                        13,755
                                                       -------
Electronic & Other Electrical Equipment--3.0%
   3Com*                                79,500           3,736
   Advanced Micro Devices*              33,830             979
   Autodesk                             14,100             476
   Automatic Data Processing           143,940           7,755
   Intel                               769,580          63,346
   Johnson Controls                     19,630           1,116
   LSI Logic*                           34,200           2,308
   Micron Technology                    62,200           4,836
   Millipore                            10,490             405
   National Semiconductor*              39,512           1,692

Notes to Financial Statements

Schedule of Investments (Unaudited)

SEI Index Funds S&P 500 Index Fund (continued)
-------------------------------------------------------------------------------
Description                             Shares     Value (000)
-------------------------------------------------------------------------------
   Tektronix                            10,855         $   422
   Thomas & Betts                       13,340             425
                                                       -------
                                                        87,496
                                                       -------
Entertainment--0.0%
   Mirage Resorts*                      44,500             681
                                                       -------
Environmental Services--0.1%
   Allied Waste Industries*             43,500             383
   Ecolab                               29,800           1,166
   Waste Management*                   142,714           2,453
                                                       -------
                                                         4,002
                                                       -------
Financial Services--3.6%
   Allstate*                           185,504           4,452
   American Express                    103,247          17,165
   Associates First Capital            167,792           4,604
   Bear Stearns                         27,407           1,172
   Capital One Financial                45,400           2,188
   Charles Schwab                      188,900           7,249
   Countrywide Credit Industries        26,000             657
   Equifax                              32,600             768
   FHLM                                160,100           7,535
   FNMA                                236,060          14,739
   Franklin Resources                   58,100           1,863
   Household International             108,291           4,034
   Lehman Brothers Holding              27,500           2,329
   MBNA                                184,712           5,033
   Merrill Lynch                        85,400           7,131
   Morgan Stanley                      128,261          18,309
   Old Kent Financial                   27,100             959
   Painewebber Group                    32,900           1,277
   SLM Holding                          36,600           1,546
   T Rowe, Price                        27,600           1,019
                                                       -------
                                                       104,029
                                                       -------
Food, Beverage & Tobacco--4.1%
   Adolph Coors, Cl B                    8,565             450
   Anheuser Busch                      107,200           7,598
   Archer-Daniels-Midland              140,089           1,707
   Bestfoods                            64,120           3,370
   Brown-Forman, Cl B                   15,760             902
   Campbell Soup                        98,560           3,813
   Coca-Cola Enterprises                98,000           1,972
   Coca-Cola Company                   568,960          33,142
   Conagra                             113,384           2,558
   Fortune Brands                       37,840           1,251
   General Mills                        70,020           2,503
   Hershey Foods                        31,900           1,515
   HJ Heinz                             82,520           3,285
   Kellogg                              93,380           2,877
   Nabisco Group Holdings               75,100             798
   PepsiCo                             335,280          11,819
-------------------------------------------------------------------------------
Description                             Shares     Value (000)
-------------------------------------------------------------------------------

   Philip Morris                       545,030        $ 12,638
   Quaker Oats                          30,860           2,025
   Ralston-Ralston Purina Group         74,480           2,076
   Sara Lee                            209,260           4,617
   Seagram                              99,900           4,489
   Supervalu                            32,260             645
   Sysco                                75,820           3,000
   Unilever NV*                        131,650           7,167
   UST                                  39,440             993
   William Wrigley, Jr.                 26,705           2,215
                                                       -------
                                                       119,425
                                                       -------
Footwear--0.1%
   Nike, Cl B                           64,620           3,203
   Reebok International                 12,920             106
                                                       -------
                                                         3,309
                                                       -------
Gas/Natural Gas--0.1%
   El Paso Energy                       52,630           2,043
   Oneok*                                7,400             186
   Sempra Energy*                       55,227             960
                                                       -------
                                                         3,189
                                                       -------
Glass Products--0.3%
   Corning                              56,260           7,254
   PPG Industries                       39,890           2,496
                                                       -------
                                                         9,750
                                                       -------
Household Furniture & Fixtures--0.0%
   Leggett & Platt                      45,200             969
                                                       -------
Household Products--2.8%
   Alberto-Culver, Cl B                 12,780             330
   Avon Products                        55,840           1,843
   Clorox                               54,418           2,741
   Colgate Palmolive                   134,176           8,721
   Danaher*                             32,800           1,583
   Gillette                            247,076          10,176
   International Flavors & Fragrances   24,195             913
   Jostens                               7,650             186
   Masco                               102,980           2,613
   Maytag                               19,430             933
   Minnesota Mining & Manufacturing     92,530           9,056
   National Service Industries           9,385             277
   Procter & Gamble                    302,708          33,165
   Sherwin Williams                     38,160             801
   Snap-On Tools                        13,497             359
   Solectron*                           67,500           6,421
   Stanley Works                        20,630             621
   Tupperware                           13,250             224
   Whirlpool                            17,105           1,113
                                                       -------
                                                        82,076
                                                       -------
94

                                                                          (Logo)
                                                               [Graphic Omitted]
                                                                December 31,1999

-------------------------------------------------------------------------------
Description                             Shares     Value (000)
-------------------------------------------------------------------------------
Insurance--4.5%
   Aetna                                34,487         $ 1,925
   Aflac                                61,300           2,893
   American General                     56,939           4,320
   American International Group        356,647          38,562
   Aon                                  59,075           2,363
   Chubb                                40,518           2,282
   Cigna                                42,690           3,439
   Cincinnati Financial                 37,900           1,182
   Citigroup                           776,656          43,153
   Conseco                              75,353           1,347
   Hartford Financial Services Group    51,030           2,418
   Jefferson Pilot                      24,205           1,652
   Lincoln National                     45,060           1,802
   Loews                                24,400           1,481
   Marsh & McLennan                     61,415           5,877
   MBIA                                 23,000           1,215
   MGIC Investment                      24,300           1,463
   Progressive of Ohio                  16,800           1,229
   Providian Financial                  32,695           2,977
   SAFECO                               29,920             744
   St. Paul                             52,376           1,764
   Torchmark                            30,274             880
   United Healthcare                    39,100           2,077
   UnumProvident                        55,273           1,772
   Wellpoint Health Networks*           14,700             969
                                                       -------
                                                       129,786
                                                       -------
Lumber & Wood Products--0.1%
   Georgia-Pacific                      39,400           2,000
   Louisiana-Pacific                    24,512             349
                                                       -------
                                                         2,349
                                                       -------
Machinery--5.8%
   Applied Materials*                   87,200          11,047
   Baker Hughes                         75,848           1,598
   Black & Decker                       20,035           1,047
   Briggs & Stratton                     5,340             286
   Brunswick                            21,130             470
   Caterpillar                          81,900           3,854
   Cooper Industries                    21,695             877
   Crane                                15,219             302
   Cummins Engine                        9,540             461
   Deere                                53,690           2,329
   Dover                                46,940           2,130
   Emerson Electric                    100,130           5,745
   General Electric                    755,760         116,954
   Honeywell International             182,302          10,517
   Illinois Tool Works                  69,234           4,678
   Ingersoll Rand                       37,705           2,076
   Kaufman & Broad Home                 10,937             265
   Milacron                              8,595             132
------------------------------------------------------------------------------
Description                             Shares     Value (000)
------------------------------------------------------------------------------
   NACCO Industries, Cl A                1,925          $  107
   Pall                                 28,493             614
   Parker-Hannifin                      25,778           1,323
   PULTE                                10,090             227
   Timken                               14,240             291
   WW Grainger                          21,480           1,027
                                                       -------
                                                       168,357
                                                       -------
Marine Transportation--0.2%
   Carnival, Cl A                      142,100           6,794
                                                       -------
Measuring Devices--0.2%
   KLA Instruments*                     20,600           2,294
   Mallinckrodt                         15,985             509
   PE  - PE Biosystems                  23,730           2,855
   Thermo Electron*                     36,400             546
                                                       -------
                                                         6,204
                                                       -------
Medical Products & Services--8.6%
   Abbott Laboratories                 354,120          12,859
   Allergan                             30,300           1,507
   Alza*                                23,520             814
   American Home Products              300,780          11,862
   Amgen*                              235,300          14,133
   Bausch & Lomb                        13,180             902
   Baxter International                 66,873           4,200
   Becton, Dickinson                    57,520           1,539
   Biomet*                              26,000           1,040
   Boston Scientific*                   95,500           2,089
   Bristol-Myers Squibb                456,880          29,326
   Columbia HCA Healthcare             129,659           3,801
   CR Bard                              11,835             627
   Eli Lilly                           251,120          16,699
   Guidant                              70,800           3,328
   Healthsouth Rehabilitation*          89,012             478
   Humana*                              38,500             315
   Johnson & Johnson                   320,340          29,832
   Manor Care*                          24,147             386
   Medtronic                           275,280          10,031
   Merck                               538,450          36,110
   Pfizer                              891,720          28,925
   Pharmacia & Upjohn                  119,442           5,375
   Schering Plough                     338,420          14,277
   Sigma Aldrich                        23,200             697
   St Jude Medical                      19,450             597
   Tenet Healthcare*                    71,760           1,686
   Warner Lambert                      197,760          16,204
                                                       -------
                                                       249,639
                                                       -------
Metal & Metal Industries--0.5%
   Alcan Aluminum                       50,452           2,078
   Barrick Gold                         90,800           1,606
   Bethlehem Steel*                     30,230             253

Notes to Financial Statements

Schedule of Investments (Unaudited)

SEI Index Funds S&P 500 Index Fund (continued)
------------------------------------------------------------------------------
Description                             Shares     Value (000)
------------------------------------------------------------------------------
   Engelhard                            28,917          $  546
   Freeport-McMoran
     Copper & Gold, Cl B                37,600             794
   Homestake Mining                     59,800             467
   Inco                                 44,100           1,036
   Newmont Mining                       38,522             944
   Nucor                                20,080           1,101
   Phelps Dodge                         18,680           1,254
   Placer Dome Group                    75,029             807
   Reynolds Metals                      14,435           1,106
   USX-U.S. Steel Group                 20,267             669
   Worthington Industries               20,522             340
                                                       -------
                                                        13,001
                                                       -------
Metals & Mining--0.0%
   Vulcan Materials                     23,000             919
                                                       -------
Miscellaneous Business Services--1.0%
   Adobe Systems                        27,700           1,863
   BMC Software*                        55,782           4,459
   Cendant*                            163,810           4,351
   Citrix Systems*                      20,600           2,534
   Compuware*                           82,400           3,069
   Electronic Data Systems             108,400           7,256
   Parametric Technology*               61,900           1,675
   Peoplesoft*                          61,962           1,321
   Teradyne*                            39,300           2,594
                                                       -------
                                                        29,122
                                                       -------
Miscellaneous Manufacturing--0.5%
   Pactiv*                              39,512             420
   Tyco International Ltd              388,940          15,120
                                                       -------
                                                        15,540
                                                       -------
Oil & Gas--1.7%
   Amerada Hess                         20,830           1,182
   Ashland                              16,625             548
   Atlantic Richfield                   74,360           6,432
   Burlington Resources                 40,763           1,348
   Chevron                             151,120          13,091
   Coastal                              49,204           1,744
   Kerr McGee                           19,852           1,231
   Occidental Petroleum                 84,630           1,830
   Phillips Petroleum                   58,235           2,737
   Rowan*                               19,105             414
   Schlumberger                        126,634           7,123
   Texaco                              127,420           6,920
   Unocal                               55,690           1,869
   USX-Marathon Group                   71,535           1,766
                                                       -------
                                                        48,235
                                                       -------
Paper & Paper Products--0.9%
   Bemis                                12,190             425
   Boise Cascade                        13,131             532
   Champion International               22,300           1,381
   Fort James                           49,827           1,364
   International Paper                  95,389           5,384

-------------------------------------------------------------------------------
Description                             Shares     Value (000)
-------------------------------------------------------------------------------
   Kimberly-Clark                      125,374         $ 8,181
   Mead                                 23,520           1,022
   Potlatch                              6,670             298
   Temple-Inland                        12,790             843
   Westvaco                             22,990             750
   Weyerhaeuser                         54,170           3,890
   Willamette Industries                25,600           1,189
                                                       -------
                                                        25,259
                                                       -------
Petroleum & Fuel Products--0.1%
   Anadarko Petroleum                   29,400           1,003
   Apache                               26,200             968
   Transocean Sedco Forex               47,716           1,607
   Union Pacific Resources              58,091             741
                                                       -------
                                                         4,319
                                                       -------
Petroleum Refining--3.4%
   Conoco                              144,166           3,586
   Exxon Mobil                         795,507          64,088
   Royal Dutch Petroleum ADR           493,940          29,852
   Sunoco                               20,770             488
   Tosco                                33,200             903
                                                       -------
                                                        98,917
                                                       -------
Photographic Equipment & Supplies--0.3%
   Eastman Kodak                        72,765           4,821
   Polaroid                             10,358             195
   Xerox                               153,050           3,472
                                                       -------
                                                         8,488
                                                       -------
Printing & Publishing--1.4%
   American Greetings, Cl A             14,900             352
   Deluxe                               16,955             465
   Dow Jones                            20,600           1,401
   Gannett                              64,270           5,242
   Knight-Ridder                        19,370           1,153
   McGraw-Hill                          45,240           2,788
   Meredith                             11,880             495
   New York Times, Cl A                 39,460           1,938
   RR Donnelley & Sons                  29,160             724
   Time Warner                         296,328          21,465
   Times Mirror, Cl A                   13,865             929
   Tribune                              54,720           3,013
                                                       -------
                                                        39,965
                                                       -------
Professional Services--0.3%
   Dun & Bradstreet*                    37,032           1,092
   H&R Block                            22,670             992
   Ikon Office Solutions                34,230             233
   IMS Health*                          70,964           1,929
   Paychex                              56,750           2,270
   Perkinelmer                          10,640             444
   Service International                62,544             434
                                                       -------
                                                         7,394
                                                       -------
96

                                                                          (Logo)
                                                              [Graphic Omitted]
                                                               December 31,1999

-------------------------------------------------------------------------------
Description                             Shares     Value (000)
-------------------------------------------------------------------------------
Railroads--0.1%
   Kansas City Southern Industries      25,400         $ 1,895
                                                       -------
Recreational Products & Services--0.6%
   Harrah's Entertainment*              29,485             780
   Hasbro                               44,767             853
   Hilton Hotels                        84,805             816
   Mattel                               96,965           1,273
   Walt Disney                         475,001          13,894
                                                       -------
                                                        17,616
                                                       -------
Retail--6.9%
   Albertson's                          97,523           3,145
   Autozone*                            33,200           1,073
   Bed Bath & Beyond*                   32,100           1,115
   Best Buy*                            47,300           2,374
   Circuit City Stores                  46,800           2,109
   Consolidated Stores*                 25,524             415
   Costco Wholesale*                    51,058           4,659
   CVS                                  90,313           3,607
   Darden Restaurants*                  30,360             550
   Dayton-Hudson                       101,580           7,460
   Dillards, Cl A                       24,820             501
   Dollar General                       61,268           1,394
   Federated Department Stores*         48,400           2,447
   Great Atlantic & Pacific Tea          8,965             250
   Harcourt General                     16,366             659
   Home Depot                          530,283          36,358
   JC Penney                            59,930           1,195
   Kmart*                              113,680           1,144
   Kohls*                               37,400           2,700
   Kroger*                             191,620           3,617
   Longs Drug Stores*                    9,090             235
   Lowe's                               87,988           5,257
   May Department Stores                76,943           2,481
   McDonald's                          311,900          12,573
   Nordstrom                            31,960             837
   Office Depot**                       75,800             829
   Pep Boys                             12,150             111
   Rite Aid                             59,660             667
   Sears Roebuck                        87,025           2,649
   Staples*                            106,850           2,217
   The Gap                             197,230           9,073
   The Limited                          49,448           2,142
   TJX                                  71,440           1,460
   Toys R Us*                           56,365             807
   Tricon Global Restaurants*           35,398           1,367
   Wal-Mart Stores                   1,025,040          70,856
   Walgreen                            231,160           6,761
   Wendy's International                27,575             569
   Winn Dixie Stores                    34,260             820
                                                       -------
                                                       198,483
                                                       -------


--------------------------------------------------------------
Description                             Shares      Value (000)
--------------------------------------------------------------
Rubber & Plastic--0.0%
   Sealed Air*                          19,186          $  994
                                                       -------
Semi-Conductors/Instruments--0.2%
   Analog Devices*                      40,200           3,739
   Xilinx*                              73,400           3,337
                                                       -------
                                                         7,076
                                                       -------
Specialty Machinery--0.4%
   CBS                                 175,564          11,225
                                                       -------
Steel & Steel Works--0.3%
   Alcoa                                84,266           6,994
   Allegheny Technologies*              21,674             486
   Teledyne Technologies*                6,249              59
   Water Pik Technologies*               2,187              21
                                                       -------
                                                         7,560
                                                       -------
Telephones & Telecommunication--2.5%
   Centurytel                           32,200           1,525
   Global Crossing*                    174,760           8,738
   MCI WorldCom*                       653,710          34,688
   Nextel Communications, Cl A*         83,700           8,632
   Sprint (PCS Group)*                  99,250          10,173
   US West                             116,416           8,382
                                                       -------
                                                        72,138
                                                       -------
Testing Laboratories--0.0%
   Quintiles Transnational*             26,400             493
                                                       -------
Transportation Services--0.3%
   Burlington Northern-Santa Fe        105,300           2,554
   CSX                                  50,318           1,579
   Norfolk Southern                     87,700           1,798
   Ryder System                         14,730             360
   Union Pacific                        57,240           2,497
                                                       -------
                                                         8,788
                                                       -------
Utilities, Electric & Gas--1.6%
   American Electric Power              44,725           1,437
   Carolina Power & Light               36,800           1,120
   Central & South West                 48,900             978
   Cinergy                              36,492             880
   Columbia Gas System                  18,672           1,181
   Consolidated Natural Gas             22,030           1,431
   Dominion Resources                   44,075           1,730
   DTE Energy                           33,335           1,046
   Duke Power                           84,206           4,221
   Eastern Enterprises                   6,191             356
   Edison International                 79,840           2,091
   Enron                               164,868           7,316
   Entergy                              56,720           1,461
   FPL Group                            41,228           1,765
   General Public Utilities             28,400             850

Notes to Financial Statements
(continued)

Schedule of Investments (Unaudited)

SEI Index Funds S&P 500 Index Fund (continued)
-------------------------------------------------------------------------------
                                        Shares/
Description                            Par (000)   Value (000)
-------------------------------------------------------------------------------
   Nicor                                10,800           $ 351
   Northern States Power                35,620             695
   PECO Energy                          42,875           1,490
   Peoples Energy                        8,140             273
   PG&E                                 88,445           1,813
   PP&L Resources                       33,100             757
   Public Service Enterprise            50,383           1,754
   Southern                            155,026           3,643
   Texas Utilities                      63,535           2,259
   UNICOM                               49,995           1,675
   Williams                            100,090           3,059
                                                    ----------
                                                        45,632
                                                    ----------
Wholesale--0.3%
   Cardinal Health                      64,558           3,091
   Huttig Building Products *            3,448              17
   McKesson HBOC                        64,891           1,464
   Safeway*                            117,300           4,171
                                                    ----------
                                                         8,743
                                                    ----------
Total Common Stocks
   (Cost $1,478,357)                                 2,835,844
                                                    ----------
U.S. Treasury Obligation--0.1%
   United States Treasury Bill (A)
     5.02%, 06/22/00                   $ 3,500           3,416
                                                    ----------
Total U.S. Treasury Obligation
   (Cost $3,416)                                         3,416
                                                    ----------

-------------------------------------------------------------------------------
Description                          Par (000)     Value (000)
-------------------------------------------------------------------------------
Repurchase Agreement--0.7%
   JP Morgan  3.200%, dated 12/31/99,
     matures 01/03/00, repurchase price
     $20,221,390 (collateralized by various
     FNMA obligations, par value
     $20,219,652) (B)                  $19,823      $   19,823
                                                    ----------
Total Repurchase Agreement
   (Cost $19,823)                                       19,823
                                                    ----------
Total Investments--99.9%
   (Cost $1,501,596)                                 2,859,083
                                                    ==========

* Non-income producing security
(A) Security pledged as collateral on open futures contracts.
(B) Tri-party repurchase agreement.
ADR -- American Depository Receipt
Cl -- Class
FHLM -- Federal Loan Home Mortgage
FNMA -- Federal National Mortgage Association

The accompanying notes are an integal part of the financial statements.
98

                                                                       (Logo)
                                                            [Graphic Omitted]
                                                             December 31,1999

Statements of Assets and Liabilities (000) (Unaudited)
As of December 31, 1999

                                     -------------------------------------------
                                         SEI Institutional       SEI Index Funds
                                      Managed Trust High Yield    S&P 500 Index
                                              Bond Fund                 Fund
                                     -------------------------------------------
Assets:
   Investments at value (cost
     $625,247 and  $1,501,596
     respectively)                            $587,758              $2,859,083
   Accrued income                               13,749                   2,661
   Investment Securities sold                       --                   1,016
   Capital shares sold                              --                     603
   Income and other receivables                 10,574                     650
                                     -------------------------------------------
         Total assets                          612,081               2,864,013
                                     -------------------------------------------
Liabilities:
   Income distributions payable                  4,857                      --
   Investment securities purchased               1,692                     882
   Accrued expenses                                462                     723
   Capital shares redeemed                          --                     458
   Other liabilities                                51                      --
                                     -------------------------------------------
         Total liabilities                       7,062                   2,063
                                     -------------------------------------------
Total net assets                               605,019               2,861,950
Net Assets:
   Portfolio Shares of Class A
     (unlimited authorization --
     no par value) based on 60,205,478
     and 44,062,416 outstanding shares
     of beneficial interest, respectively      647,862                 821,073
   Portfolio Shares of Class E
     (unlimited authorization--
     no par value) based on 0 and
     18,877,105 outstanding
     shares of beneficial interest,
     respectively                                   --                 584,349
   Undistributed net investment income
     (deficit)                                      14                    (188)
   Accumulated net realized gain
     (loss)on investments                       (5,368)                 98,465
   Net unrealized appreciation (depreciation)
     on investments
                                               (37,489)              1,357,487
   Net unrealized appreciation on
     futures                                        --                     764
                                     -------------------------------------------
             Total Net Assets--100.0%         $605,019              $2,861,950
                                     ===========================================
Net Asset Value, Offering and
     Redemption Price
   Per Share-- Class A                          $10.05                  $45.50
                                     ===========================================
Net Asset Value, Offering and
     Redemption Price
   Per Share-- Class E                         $    --                  $45.40
                                     ===========================================

Amounts designated as "--" are either $0 or have been rounded to $0.
                                                                            99

Report of Independent Public Accountants

To the Shareholders and Trustees of The Pillar Funds:

We have audited the accompanying statements of net assets of the U.S. Treasury Securities Money Market, Prime Obligation Money Market, Tax-Exempt Money Market, U.S. Treasury Securities Plus Money Market, Institutional Select Money Market, Fixed Income, High Yield Bond, New Jersey Municipal Securities, Intermediate-Term Government Securities, Pennsylvania Municipal Securities, Equity Growth, Equity Value, Equity Income, Equity Index, Mid Cap, Balanced, and International Equity Funds of The Pillar Funds (the "Trust") as of December 31, 1999, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and application of alternative procedures with respect to unsettled securities transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Treasury Securities Money Market, Prime Obligation Money Market, Tax-Exempt Money Market, U.S. Treasury Securities Plus Money Market, Institutional Select Money Market, Fixed Income, High Yield Bond, New Jersey Municipal Securities, Intermediate-Term Government Securities, Pennsylvania Municipal Securities, Equity Growth, Equity Value, Equity Income, Equity Index, Mid Cap, Balanced, and International Equity Funds of The Pillar Funds as of December 31, 1999, the results of their operations, the changes in their net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP


Philadelphia, PA
February 18, 2000

                                                                    (Logo)
                                                         [Graphic Omitted]
Notice to Sharesholders of the Pillar Funds
                                                          December 31,1999
(Unaudited)

Dear Pillar Shareholders:

For the fiscal year ended December 31, 1999, each Fund is designating the following items with regard to distributions paid during the year.


                                        Long Term
                                       (20% rate)         Ordinary
                                      Capital Gains        Income         Tax Exempt                      Qualifying
                                      Distributions     Distributions       Income                        Dividends        Foreign
Portfolio                              (Tax Basis)       (Tax Basis)     Distribution        Total           (1)        Tax Credit
-------------                        --------------    --------------   --------------     ----------     -----------   -----------
U.S. Treasury Securities
     Money Market Fund                     0%               100%                0%             100%            0%             0%
Prime Obligation Money Market Fund         0                100                 0              100             0              0
Tax-Exempt Money Market Fund               0                  4                96              100             0              0
U.S. Treasury Securities
     Plus Money Market Fund                0                100                 0              100             0              0
Institutional Select Money
     Market Fund                           0                100                 0              100             0              0
Fixed Income Fund                          0                100                 0              100             0              0
High Yield Bond Fund                       1                 99                 0              100             0              0
New Jersey Municipal
     Securities Fund                       5                  0                95              100             0              0
Intermediate-Term Government
     Securities Fund                       0                100                 0              100             0              0
Pennsylvania Municipal
     Securities Fund                      19                  0                81              100             0              0
Equity Growth Fund                        75                 25                 0              100            11              0
Equity Value Fund                         70                 30                 0              100           100              0
Equity Income Fund                        27                 73                 0              100           100              0
Equity Index Fund                         55                 45                 0              100            93              0
Mid Cap Fund                             100                  0                 0              100             0              0
Balanced Fund                              0                100                 0              100            56              0
International Equity Fund                  0                  0                 0                0             0              0

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction. None of the Funds qualify in California, Connecticut or New York to pass through exempt interest dividends from U.S. government obligations.

Notes

                                                                          (Logo)
                                                               (Graphic omitted)
                                                               December 31, 1999

Notes

                  (Logo) [Graphic Omitted]
                       The Pillar Funds
                Your Investment Foundation

                     Investment Advisor
                        Summit Bank

                       Administrator
           SEI Investments Mutual Fund Services
                       Oaks, PA 19456

                        Distributor
           SEI Investments Distribution Co.
                      Oaks, PA 19456

                               www.pillarfunds.com

 Summit Bank is the custodian for The Pillar Funds. SEI Investments Distribution Co. is not affiliated with Summit Bank.

 The Pillar Funds, Pillar, the stylized "P" logo and Your Investment Foundation are registered service marks of Summit Bank. pillarfunds.com is a service mark of Summit Bank. Summit and Summit Bancorp are registered service marks of Summit Bancorp. Summit Bank is a service mark of Summit Bancorp.

 This information must be preceded or accompanied by a current prospectus. For more information call, 1-800-932-7782.
 Read it carefully before you invest or send money.

PIL-F-015-10